Van Kampen
                              Focus Portfolios(SM)
                       A Division of Van Kampen Funds Inc.



Biotechnology & Pharmaceutical Portfolio
   Series 15A
   Series 15B

Focus Value Portfolio
   Series 1

Great International Firms Portfolio
   Series 17

Internet Portfolio
   Series 29A
   Series 29B

Morgan Stanley Consumer IndexSM Portfolio
   Series 2A
   Series 2B

Morgan Stanley High-Technology 35 IndexSM Portfolio
   Series 21A
   Series 21B

Semiconductor Portfolio
   Series 7A

Tele-Global Portfolio
   Series 15A
   Series 15B


--------------------------------------------------------------------------------

   Van Kampen Focus Portfolios, Series 288 includes the unit investment trusts described above (the "Portfolios"). Each Portfolio seeks to increase the value of your investment by investing in a diversified portfolio of stocks. Of course, we cannot guarantee that a Portfolio will achieve its objective.


                                  May 15, 2001


       You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------

   The Securities and Exchange Commission has not approved or disapproved of the Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.



                   Summary of Essential Financial Information

                                  May 15, 2001


                                                                                                                 Great
                                                                                                 Focus       International
                                                                   Series A      Series B         Value         Firms
Public Offering Price                                             Portfolios    Portfolios      Portfolio      Portfolio
                                                                  ----------    ----------     ----------     ----------
Aggregate value of Securities per Unit (1)                       $     9.900    $    9.900    $     9.900    $     9.900
Sales charge                                                           0.295         0.450          0.295          0.450
  Less deferred sales charge                                           0.195         0.350          0.195          0.350
Public offering price per Unit (2)                               $    10.000    $   10.000    $    10.000    $    10.000


General Information
Initial Date of Deposit                                                                   May 15, 2001
Mandatory Termination Date--Series A and Focus Value Portfolios                           August 20, 2002
Mandatory Termination Date--Series B and Great International Firms Portfolios             August 15, 2006
Record Date--Series A and Focus Value Portfolios                                          March 10, 2002
Distribution Date--Series A and Focus Value Portfolios                                    March 25, 2002
Record Dates--Series B and Great International Firms Portfolios (4)                       June 10 and December 10
Distribution Dates--Series B and Great International Firms Portfolios (4)                 June 25 and December 25


Portfolio Information

                                                                   Estimated       Estimated
                                                    Aggregate       Initial         Annual      Redemption   Organization
                                      Initial        Value of     Distribution     Dividends     Price per     Costs Per
Portfolio                             Units (3)   Securities (1) per Unit (4)(5) per Unit (4)    Unit (6)      Unit (2)
---------------------------------    -----------   ------------   ------------    -----------   -----------   -----------
Biotechnology & Pharmaceutical
   Series A                               15,053    $  149,017     $      .03     $  0.03473    $    9.705    $  0.01191
Biotechnology & Pharmaceutical
   Series B                               15,053    $  149,017     $      .03     $  0.03473    $    9.550    $  0.04173
Focus Value Portfolio                     15,071    $  149,199     $      .15     $  0.17591    $    9.705    $  0.02672
Great International Firms Portfolio       15,071    $  149,203     $      .07     $  0.14039    $    9.550    $  0.05000
Internet Series A                         15,098    $  149,470            N/A            N/A    $    9.705    $  0.01764
Internet Series B                         15,098    $  149,470            N/A            N/A    $    9.550    $  0.03751
Consumer Index Series A                   15,054    $  149,031     $      .13     $  0.16168    $    9.705    $  0.05000
Consumer Index Series B                   15,054    $  149,031     $      .13     $  0.16168    $    9.550    $  0.05000
High-Tech 35 Index Series A               15,074    $  149,223     $      .02     $  0.02256    $    9.705    $  0.01434
High-Tech 35 Index Series B               15,074    $  149,223     $      .02     $  0.02256    $    9.550    $  0.03971
Semiconductor Series A                    15,064    $  149,126            N/A     $  0.01342    $    9.705    $  0.01268
Tele-Global Series A                      15,052    $  149,011     $      .05     $  0.07359    $    9.705    $  0.01566
Tele-Global Series B                      15,052    $  149,011     $      .05     $  0.07359    $    9.550    $  0.03824


--------------------------------------------------------------------------------

(1) Each Security is valued at the most recent closing sale price as of the close of the New York Stock Exchange on the business day before the Initial Date of Deposit.

(2) You will bear all or a portion of the expenses incurred in organizing and offering your Portfolio. The public offering price includes the estimated amount of these costs. These costs include the cost of preparation and printing of the trust agreement, the registration statement and other documents relating to each Portfolio, federal and state registration fees and costs, initial fees and expenses of the Trustee and legal and auditing expenses. The Trustee will deduct these expenses from your Portfolio at the end of the initial offering period (approximately three months). The estimated amount for each Portfolio is described above and is included in the "Estimated Costs Over Time" examples on the next page. The public offering price also will include any accumulated dividends or cash in the Income or Capital Accounts of a Portfolio.

(3) At the close of the New York Stock Exchange on the Initial Date of Deposit, the number of Units may be adjusted so that the public offering price per Unit equals $10. The number of Units and fractional interest of each Unit in a Portfolio will increase or decrease to the extent of any adjustment.

(4) The initial Record Date for the Series B and Great International Firms Portfolios is March 10, 2002 and the initial Distribution Date for such Portfolios is March 25, 2002. Thereafter, the record and distribution dates for the Series B and Great International Firms Portfolios will occur inJune and December of each year.

(5) This estimate is based on the most recently declared quarterly dividends or interim and final dividends accounting for any foreign withholding taxes. Actual dividends may vary due to a variety of factors. See "Risk Factors".

(6) The redemption price is reduced by any remaining deferred sales charge. See "Rights of Unitholders--Redemption of Units". The redemption price includes the estimated organizational and offering costs. The redemption price will not include these costs after the initial offering period.




                                    Fee Table

                                                                                                                 Great
                                                                                                 Focus       International
                                                                   Series A      Series B         Value         Firms
Transaction Fees (as % of offering price)                         Portfolios    Portfolios      Portfolio      Portfolio
                                                                  ----------    ----------     ----------     ----------
 Initial sales charge (1)                                              1.00%         1.00%          1.00%          1.00%
 Deferred sales charge (2)                                             1.95%         3.50%          1.95%          3.50%
                                                                  ----------    ----------     ----------     ----------
 Maximum sales charge                                                  2.95%         4.50%          2.95%          4.50%
                                                                  ==========    ==========     ==========     ==========
 Maximum sales charge on reinvested dividends                          0.00%         0.00%          0.00%          0.00%
                                                                  ==========    ==========     ==========     ==========



                                                                          Supervisory,
                                                                           Bookkeeping
                                                        Trustee's Fee          and          Estimated Total
                                                        and Operating    Administrative    Annual Expenses
Estimated Annual Expenses per Unit                         Expenses           Fees             per Unit
                                                         -------------    -------------      -------------
Biotechnology & Pharmaceutical Series A                 $     0.01099     $    0.00400      $    0.01499
Biotechnology & Pharmaceutical Series B                 $     0.01688     $    0.00400      $    0.02088
Focus Value Portfolio                                   $     0.01152     $    0.00400      $    0.01552
Great International Firms Portfolio                     $     0.02251     $    0.00400      $    0.02651
Internet Series A                                       $     0.01099     $    0.00400      $    0.01499
Internet Series B                                       $     0.01559     $    0.00400      $    0.01959
Consumer Index Series A                                 $     0.01448     $    0.00400      $    0.01848
Consumer Index Series B                                 $     0.02106     $    0.00400      $    0.02506
High-Tech 35 Index Series A                             $     0.01099     $    0.00400      $    0.01499
High-Tech 35 Index Series B                             $     0.01559     $    0.00400      $    0.01959
Semiconductor Series A                                  $     0.01128     $    0.00400      $    0.01528
Tele-Global Series A                                    $     0.01090     $    0.00400      $    0.01490
Tele-Global Series B                                    $     0.01559     $    0.00400      $    0.01959


                                                                                               5 1/4 Years
                                                                                                (life of
Estimated Costs Over Time (3)                           1 Year       3 Years      5 Years       Portfolio)    10 Years
                                                      ----------   ----------   ----------    -------------  ----------
Biotechnology & Pharmaceutical Series A               $      32    $      78    $      126            N/A   $       258
Biotechnology & Pharmaceutical Series B               $      51    $      55    $       59   $         60           N/A
Focus Value Portfolio                                 $      34    $      83    $      134            N/A   $       274
Great International Firms Portfolio                   $      53    $      58    $       64   $         65           N/A
Internet Series A                                     $      33    $      80    $      129            N/A   $       264
Internet Series B                                     $      51    $      55    $       59   $         60           N/A
Consumer Index Series A                               $      36    $      90    $      147            N/A   $       300
Consumer Index Series B                               $      53    $      59    $       65   $         66           N/A
High-Tech 35 Index Series A                           $      32    $      78    $      127            N/A   $       260
High-Tech 35 Index Series B                           $      51    $      55    $       59   $         60           N/A
Semiconductor Series A                                $      32    $      78    $      127            N/A   $       260
Tele-Global Series A                                  $      33    $      80    $      129            N/A   $       262
Tele-Global Series B                                  $      51    $      55    $       59   $         60           N/A



   This fee table is intended to assist you in understanding the costs that you will bear and to present a comparison of fees. The "Estimated Costs Over Time" example illustrates the expenses you would pay on a $1,000 investment assuming a 5% annual return and redemption at the end of each period. This example assumes that you reinvest all distributions at the end of each year. The Series A and Focus Value Portfolio examples assume that you reinvest your investment into a new trust when the Portfolio terminates at the end of each 15-month period. Of course, you should not consider this example a representation of actual past or future expenses or annual rate of return which may differ from those assumed for this example. The sales charge and expenses are described under "Public Offering" and "Portfolio Operating Expenses".

--------------------------------------------------------------------------------

(1) The initial sales charge is the difference between the maximum sales charge and the deferred sales charge.


(2) The deferred sales charge for the Series A and Focus Value Portfolios is actually equal to $0.195 per Unit. The deferred sales charge for the Series B Portfolios is actually equal to $0.35 per Unit. These amounts will exceed the percentages above if the public offering price per Unit falls below $10 and will be less than the percentage above if the public offering price per Unit exceeds $10. The deferred sales charge for all the Portfolios accrues daily from September 10, 2001 through February 9, 2002. Your Portfolio pays a proportionate amount of this charge on the 10th day of each month beginning in the accrual period until paid in full.


(3) These examples include the estimated expenses incurred in establishing and offering your Portfolio. The amount of these expenses is described on the preceding page.




Biotechnology & Pharmaceutical Portfolios

   Each Portfolio seeks to increase the value of Units over time by investing in a portfolio primarily consisting of stocks of companies diversified within the biotechnology and pharmaceuticals industries. Van Kampen designed each Portfolio to benefit from companies that are positioned for growth in these industries. Biotechnology and pharmaceuticals have increased the length and quality of life for millions of people. The Biotechnology Industry Organization estimates that in the last 25 years over 80 biotech drugs and vaccines have helped more than 200 million people worldwide. Biotechnology also appears to be revolutionizing other areas such as medical diagnostics, agriculture, forensics and environmental cleanup and preservation.

   The pharmaceutical industry is highly developed in the United States where demand for many drugs appears to remain constant. However, worldwide drug sales may have the potential for increased demand. Factors that could potentially contribute to the growth of this industry include discoveries in drug design and molecular biology, more favorable treatment by the Food and Drug Administration in drug reviews, and accelerated demand for drugs in Third World countries.


   Two worldwide trends appear to be providing growth potential for the biotechnology and pharmaceutical industries: the aging of the baby boom generation and an increase in life expectancy. The World Health Organization estimates that the over-60 age population could rise globally from 593 million in 1999 to over two billion by 2050. Developments in biotechnology and pharmaceuticals that target major ailments of the elderly may cause growth in these sectors in the years ahead. Consider these trends and forecasts:

     o Nineteen drugs had retail sales over $1 billion in 2000, up from 15 drugs in 1999.

     o 2.9 billion prescriptions were dispensed in the retail market in 2000, up from 2.7 billion in 1999. That translates to an average 10.4 prescriptions per person in 2000, up from 9.9 in 1999.

     o Americans spent $131.9 billion on prescription drugs sold through retail outlets in year 2000, up from $111.1 billion in 1999. (Source:
          Prescription Drug Expenditures in 2000, National Institute for Healthcare Management, May 2001.)


   Annual total returns for the Standard & Poor's (S&P) Pharmaceutical Index, S&P 500 Index and Nasdaq Biotechnology Index are shown in the following table:

                   S&P             S&P          Nasdaq
             Pharmaceutical        500       Biotechnology
                  Index           Index          Index
             --------------     ---------    ------------
     1994          16.43%         1.28%         (18.44%)
     1995          59.22         37.11           88.54
     1996          24.09         22.68           (0.33)
     1997          50.27         33.10           (0.07)
     1998          47.26         28.58           44.28
     1999         (11.56)        20.89          101.64
     2000          33.89         (9.10)          22.99
  4/30/01          14.89         (5.00)          18.92


   This is not the past performance of any Portfolio or a previous series of any Portfolio and does not indicate the future performance of any Portfolio. The total returns do not reflect Portfolio fees or expenses. Source: FactSet Research Systems, Inc.

   There is no assurance that these trends will continue or that expectations will actually occur. This investment could be adversely affected if these trends do not continue or if current expectations are not realized. Of course, we cannot guarantee that your Portfolio will achieve its objective. The value of Units may fall below the price paid for the Units. You should read the "Risk Factors" section before they invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Portfolio may differ, although the Sponsor does not believe that the composition of the portfolios will differ materially.



Series A Portfolio
--------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Biotechnology
        122       Amgen, Inc.                              $       60.9700            0.00%         $    7,438.34
         96       Applera Corporation-Celera
                    Genomics Group                                 38.5600            0.00               3,701.76
         80       Chiron Corporation                               46.8200            0.00               3,745.60
        153       Genentech, Inc.                                  48.0400            0.00               7,350.12
         36       Genzyme Corporation                             102.0500            0.00               3,673.80
         66       Human Genome Sciences, Inc.                      57.2000            0.00               3,775.20
         73       IDEC Pharmaceuticals Corporation                 50.6400            0.00               3,696.72
        248       Immunex Corporation                              14.9600            0.00               3,710.08
        396       Lexicon Genetics, Inc.                            9.2500            0.00               3,663.00
        101       MedImmune, Inc.                                  36.4500            0.00               3,681.45
        113       Millennium Pharmaceuticals, Inc.                 33.0500            0.00               3,734.65
+       158       Serono SA                                        23.6000            0.00               3,728.80
                Hospital/Nursing Management
        200       HCA - The Healthcare Company                     37.0000            0.22               7,400.00
        173       Tenet Healthcare Corporation                     43.1500            0.00               7,464.95
                Managed Health Care
        125       UnitedHealth Group, Inc.                         59.1500            0.05               7,393.75
                Medical Specialties
         80       Baxter International, Inc.                       92.8000            1.25               7,424.00
         91       Biomet, Inc.                                     41.6500            0.26               3,790.15
         66       Stryker Corporation                              56.0100            0.14               3,696.66
                Pharmaceutical Generic
        104       IVAX Corporation                                 36.4000            0.00               3,785.60
                Pharmaceutical Major
         64       American Home Products Corporation               58.9200            1.56               3,770.88
+       100       Aventis S.A.                                     74.9500            0.43               7,495.00
         44       Eli Lilly and Company                            84.4400            1.33               3,715.36
         76       Johnson & Johnson                                97.7900            1.47               7,432.04
        175       Pfizer, Inc.                                     43.3100            1.02               7,579.25
         82       Pharmacia Corporation                            46.2800            1.04               3,794.96
                Pharmaceutical Other
         48       Allergan, Inc.                                   77.8000            0.46               3,734.40
+        70       Elan Corporation plc                             53.4100            0.00               3,738.70
         60       Forest Laboratories, Inc.                        61.6900            0.00               3,701.40
         89       King Pharmaceuticals, Inc.                       41.9900            0.00               3,737.11
         70       Medicis Pharmaceutical Corporation               53.4000            0.00               3,738.00
+        67       Teva Pharmaceuticals Industries, Limited         55.6000            0.31               3,725.20
 ----------                                                                                          -------------
      3,426                                                                                         $  149,016.93
 ==========                                                                                          =============

See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Biotechnology
        122       Amgen, Inc.                              $       60.9700            0.00%         $    7,438.34
         96       Applera Corporation-Celera
                    Genomics Group                                 38.5600            0.00               3,701.76
         80       Chiron Corporation                               46.8200            0.00               3,745.60
        153       Genentech, Inc.                                  48.0400            0.00               7,350.12
         36       Genzyme Corporation                             102.0500            0.00               3,673.80
         66       Human Genome Sciences, Inc.                      57.2000            0.00               3,775.20
         73       IDEC Pharmaceuticals Corporation                 50.6400            0.00               3,696.72
        248       Immunex Corporation                              14.9600            0.00               3,710.08
        396       Lexicon Genetics, Inc.                            9.2500            0.00               3,663.00
        101       MedImmune, Inc.                                  36.4500            0.00               3,681.45
        113       Millennium Pharmaceuticals, Inc.                 33.0500            0.00               3,734.65
+       158       Serono SA                                        23.6000            0.00               3,728.80
                Hospital/Nursing Management
        200       HCA - The Healthcare Company                     37.0000            0.22               7,400.00
        173       Tenet Healthcare Corporation                     43.1500            0.00               7,464.95
                Managed Health Care
        125       UnitedHealth Group, Inc.                         59.1500            0.05               7,393.75
                Medical Specialties
         80       Baxter International, Inc.                       92.8000            1.25               7,424.00
         91       Biomet, Inc.                                     41.6500            0.26               3,790.15
         66       Stryker Corporation                              56.0100            0.14               3,696.66
                Pharmaceutical Generic
        104       IVAX Corporation                                 36.4000            0.00               3,785.60
                Pharmaceutical Major
         64       American Home Products Corporation               58.9200            1.56               3,770.88
+       100       Aventis S.A.                                     74.9500            0.43               7,495.00
         44       Eli Lilly and Company                            84.4400            1.33               3,715.36
         76       Johnson & Johnson                                97.7900            1.47               7,432.04
        175       Pfizer, Inc.                                     43.3100            1.02               7,579.25
         82       Pharmacia Corporation                            46.2800            1.04               3,794.96
                Pharmaceutical Other
         48       Allergan, Inc.                                   77.8000            0.46               3,734.40
+        70       Elan Corporation plc                             53.4100            0.00               3,738.70
         60       Forest Laboratories, Inc.                        61.6900            0.00               3,701.40
         89       King Pharmaceuticals, Inc.                       41.9900            0.00               3,737.11
         70       Medicis Pharmaceutical Corporation               53.4000            0.00               3,738.00
+        67       Teva Pharmaceuticals Industries, Limited         55.6000            0.31               3,725.20
 ----------                                                                                          -------------
      3,426                                                                                         $  149,016.93
 ==========                                                                                          =============


See "Notes to Portfolios".



Focus Value Portfolio

   The Portfolio seeks capital appreciation by investing in a diversified portfolio of well-established stocks, believed by the Sponsor to exhibit certain characteristics of undervalued companies and selected based on a "value" style of investing. Value investors generally seek companies that seem to be under-priced relative to their intrinsic worth or future prospects as viewed by these investors. Value opportunities can occur in a variety of situations. For example, a stock may be perceived to be selling at a relatively low price because it may be in an industry that is depressed or facing uncertainty; management may have changed; earnings growth may have leveled; due to pricing trends; or due to legislative developments. Low stock prices do not always indicate an undervalued investment opportunity - quality is of equal importance. Van Kampen believes that the key to value investing is not to focus only on low priced stocks but to identify low priced stocks that are or may be experiencing positive change in the future.

   The portfolio was selected by James A. Gilligan, with the assistance of Scott Carroll and James Roeder. While the basics principles of value investing may be relatively easy to understand, identifying these undervalued opportunities and trends in the marketplace takes considerable research and experience. The process for selection of the Portfolio is:

     1. Universe begins with the companies in the Russell 1000 Index (generally the 1,000 largest U.S. companies based on total market capitalization);

     2.   Apply screen to identify undervalued companies; and

     3.   Analyze undervalued companies to identify positive trends.

   When evaluating a company for inclusion in the Portfolio, Mr. Gilligan and his team closely examine the company's business, balance sheets, cash flows and future prospects. They attempt to identify catalysts that might raise stock prices.

   A low stock price does not always indicate a "value" opportunity. A low priced stock can remain low priced for extended periods of time, which may extend beyond the term of you Portfolio. However, a low stock price combined with a positive "catalyst" or something that provokes significant change is a key factor in value investing. The Portfolio selection team has adopted this philosophy of value investing. The team seeks to find the catalyst and then decipher the inflection points where positive change might begin. Catalysts can be found in various places, including:

     o    Financial statements

     o    New legislation or regulations

     o    New management structure

   These forms of analysis seek to help in uncovering companies that may be truly undervalued and not just low-priced.

   Mr. Gilligan is a senior portfolio manager of several Van Kampen mutual funds. Mr. Carroll and Mr. Roeder assist Mr. Gilligan in the management of certain of these funds. Mr. Gilligan's investment industry experience dates from 1985 and his portfolio management experience dates from 1989. Prior to joining Van Kampen in 1985 as a securities analyst, Mr. Gilligan was an auditor, credit analyst, and financial analyst for Gulf Oil Corporation. Mr. Gilligan has a BS in business administration from Miami University and an MBA from the University of Pittsburgh. He is a certified public accountant and a Chartered Financial Analyst (CFA).

   Mr. Carroll has over seven years of experience and joined Van Kampen in 1996. Prior to joining Van Kampen, he was an equity analyst at Lincoln Capital Management. Mr. Carroll received his MBA from the University of Chicago Graduate School of Business and his BS in Accounting from Northern Illinois University. He is a CFA charter holder and a member of the Houston Society of Financial Analysts.

   Mr. Roeder has over seven years of investment industry experience and joined Van Kampen in 1999. Prior to this he was a business services and special situtations analyst with Midwest Research. Prior to that, he was with Duff & Phelps Equity Research as a retail industry equity analyst. Mr. Roeder has also worked at Greenwood Capital Associates as an investment analyst and at Elliot, Davis and Company as a certified public accountant. Mr. Roeder received his MBA in Business Economics and Finance from the University of Chicago Graduate School of Business and his BS in Accounting from Clemson University. He is a CFA charter holder.

   The chart below shows hypothetical returns for certain Standard & Poor's (S&P) indices. Of course, past results are no guarantee of future results.

                                 S&P 500/       S&P 500/
                 S&P 500          Barra          Barra
                   Index          Growth          Value
                 ---------       ---------      ---------
     1976          23.54%          13.84%        34.93%
     1977          -7.16          -11.82         -2.57
     1978           6.39            6.78          6.16
     1979          18.19           15.72         21.16
     1980          31.52           39.40         23.59
     1981          -4.84           -9.81          0.02
     1982          20.37           22.03         21.04
     1983          22.31           16.24         28.89
     1984           5.97            2.33         10.52
     1985          31.05           33.31         29.68
     1986          18.54           14.50         21.67
     1987           5.67            6.50          3.68
     1988          16.34           11.95         21.67
     1989          31.21           36.40         26.13
     1990          -3.13            0.20         -6.85
     1991          30.00           38.37         22.56
     1992           7.43            5.06         10.52
     1993           9.92            1.68         18.61
     1994           1.28            3.13         -0.64
     1995          37.11           38.13         36.99
     1996          22.68           23.97         22.00
     1997          33.10           36.52         29.98
     1998          28.58           42.16         14.67
     1999          20.89           28.25         12.72
     2000          -9.10          -22.08          6.08
Thru 4/30/01       -5.00          -10.04         -0.18


   Source: Factset, BARRA, Inc. The historical performance of these indices is shown for illustrative purposes only. It is not meant to forecast, imply or guarantee the future performance of any investment vehicle. The S&P 500, S&P Barra Growth and S&P Barra Value Indices are unmanaged, statistical composites and do not include payment of any commissions or fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. The S&P/Barra Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to book-to-price ratio. This splits the S&P 500 Index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The Value Index contains firms with higher book-to-price ratios; conversely, the Growth Index has firms with lower book-to-price ratios. Each company in the S&P 500 Index is assigned to either the Value or Growth Index so that the two style Indexes "add up" to the full S&P 500 Index. Like the full S&P 500 Index, the Value and Growth Indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

   Of course, we cannot guarantee that your Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.



Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Advertising/Marketing Services
        126       Interpublic Group of Companies, Inc.     $        35.850            1.06%         $    4,517.10
                Airlines
        122       UAL Corporation                                   36.430            3.43               4,444.46
                Apparel/Footwear Retail
        274       Limited, Inc.                                     16.240            1.85               4,449.76
                Auto Parts: OEM
        225       Dana Corporation                                  20.050            6.18               4,511.25
        313       Delphi Automotive Systems Corporation             14.590            1.92               4,566.67
                Automotive Aftermarket
        185       Goodyear Tire & Rubber Company                    24.570            4.88               4,545.45
                Chemicals: Major Diversified
         97       Du Pont (E.I.) de Nemours and Company             46.780            2.99               4,537.66
                Computer Processing Hardware
        640       Palm, Inc.                                         7.110            0.00               4,550.40
                Containers/Packaging
         87       Temple-Inland, Inc.                               52.380            2.44               4,557.06
                Electric Utilities
         64       Excelon Corporation                               69.790            2.42               4,466.56
         94       Public Service Enterprise Group, Inc.             48.600            4.44               4,568.40
                Electrical Products
        266       American Power Conversion Corporation             16.920            0.00               4,500.72
                Financial Conglomerates
         95       J.P. Morgan Chase & Company                       47.640            2.85               4,525.80
        118       John Hancock Financial Services, Inc.             38.300            0.78               4,519.40
                Healthcare
        391       HEALTHSOUTH Corporation                           11.500            0.00               4,496.50
                Industrial Machinery
         96       Ingersoll-Rand Company                            47.220            1.44               4,533.12
                Information Technology
        124       Computer Sciences Corporation                     37.600            0.00               4,662.40
                Investment Banks/Brokers
        110       A.G. Edwards, Inc.                                40.990            1.56               4,508.90
                Major Banks
         84       Bank of America Corporation                       54.400            4.12               4,569.60
        114       FleetBoston Financial Corporation                 39.460            3.35               4,498.44
                Major Telecommunications
        208       AT&T Corporation                                  21.630            0.69               4,499.04
        207       Sprint Corporation                                21.640            2.31               4,479.48
                Medical Specialties
        294       Boston Scientific Corporation                     15.280            0.00               4,492.32
                Movies Entertainment
        226       Metro-Goldwyn-Mayer, Inc.                         19.900            0.00               4,497.40
                Oilfield Services/Equipment
        104       Halliburton Company                               43.950            1.14               4,570.80
                Other Metals/Minerals
        100       Phelps Dodge Corporation                          45.500            1.10               4,550.00
                Pharmaceuticals: Major
        121       Schering-Plough Corporation                       37.530            1.71               4,541.13
                Precious Metals
        216       Newmont Mining Corporation                        20.920            0.57               4,518.72
                Publishing: Newspapers
         82       Knight-Ridder, Inc.                               54.810            1.82               4,494.42
                Railroads
        207       Norfolk Southern Corporation                      22.010            1.09               4,556.07
                Semiconductors
        164       Advanced Micro Devices, Inc.                      27.200            0.00               4,460.80
                Telecommunications Equipment
        286       Motorola, Inc.                                    15.740            1.02               4,501.64
                Wholesale Distributors
        111       W.W. Grainger, Inc.                               40.610            1.72               4,507.71
 ----------                                                                                          -------------
      5,951                                                                                         $  149,199.18
 ==========                                                                                          =============

See "Notes to Portfolios".



Great International Firms Portfolio

   The Portfolio seeks to provide the potential for capital appreciation by investing in a portfolio of stocks issued by foreign companies. In selecting the portfolio, we targeted industry-leading companies in countries around the world. The Portfolio seeks to benefit from companies that are well-known, have solid balance sheets and occupy strong positions in their markets and industries. The companies represented in the portfolio may share a variety of traits, among others:

     o Headquartered in a developed and industrialized country outside the United States

     o    Leading market share in their industry

     o    Attractive stock price valuation

     o    Diversified line of products and/or services

     o    Well-capitalized

     o    Leading company in their country


   For the ten years ended 12/31/00, the U.S. stock market (as represented by the MSCI USA Index) has ranked among the top five markets in total return only four times and has never ranked first. International firms across the globe are expanding their businesses, exporting to more countries and becoming better known to the investment community. By investing in international stocks, you may benefit from greater growth potential and added diversity than by concentrating in U.S. securities alone.

   When it comes to equity investing, many people only consider U.S. companies. However, many well-known businesses exist outside of the United States that are leaders in their respective markets and industries. Ignoring these foreign firms may mean passing up an important investment opportunity. International equities can add diversity and growth potential to your investment portfolio. The Portfolio provides access to foreign companies.


   The table below illustrates that no single stock market has dominated over time and that foreign markets have generally offered returns superior to those available in the U.S. The table shows the total returns of the top performing stock markets in developed countries for each of the years indicated (as represented by Morgan Stanley Capital International indices) compared with the U.S. market (as represented by the MSCI USA Index).


          Total Returns of World's Top Performing
                 Developed Equity Markets

                1996                    1997
          -----------------      ------------------
         Spain: 36.45%           Portugal: 43.88%
         Sweden: 35.38%          Switzerland: 43.15%
         Portugal: 32.31%        Italy: 33.61%
         Finland: 31.72%         Denmark: 33.03%
         Hong Kong: 28.95%       USA: 31.73%


                1998                    1999
         ------------------       -----------------
        Finland: 119.10%         Finland: 150.71%
        Belgium: 64.84%          Hong Kong: 54.85%
        Italy: 50.99%            Singapore: 58.43%
        Spain: 47.87%            Sweden: 77.76%
        France: 40.00%           Japan: 60.56%

                             2000
                      ------------------
                      Canada: 4.42%
                      Switzerland: 4.88%
                      Denmark: 2.66%
                      Luxembourg: 2.20%
                      Norway: (2.40%)


   The table represents historical performance of unmanaged indices which are composites of equity securities considered representative of equity performance in the countries specified. The historical performance is shown for illustrative purposes only, represents past performance which is not indicative of future performance of the Portfolio and does not include sales charges or expenses which are imposed on Units.

   The Portfolio will seek to maintain, as nearly as practicable, an equal dollar amount of each of the stocks in the portfolio as new Units are issued. The Portfolio may not be able to achieve this goal because some foreign markets require that stock transactions be executed in round lots (for example, 1000 shares).

   As with any investment, we cannot guarantee that the Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.




Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Advertising/Marketing Services
         96       WPP Group Plc                            $        57.540            0.47%         $    5,523.84
                Beverages: Non-Alcoholic
        142       Fomento Economico Mexicano SA de C.V.             39.000            1.12               5,538.00
        982       Pepsi-Gemex SA                                     5.650            0.00               5,548.30
                Computer Peripherals
        197       Logitech International SA                         28.050            0.00               5,525.85
                Consumer Sundries
        363       Luxottica Group SpA                               15.160            0.39               5,503.08
                Electric Utilities
        578       Korea Electric Power (KEPCO) Corporation           9.620            1.96               5,560.36
                Electronic Equipment/Instruments
        314       Matsushita Electric Industrial Company, Ltd.      17.420            0.54               5,469.88
                Electronics/Appliances
        169       Pioneer Corporation                               32.350            0.34               5,467.15
                Food Retail
        180       Koninklijke Ahold NV                              30.630            1.37               5,513.40
                Industrial Conglomerates
        134       Norsk Hydro ASA                                   41.030            2.16               5,498.02
                Integrated Oil
        107       BP Plc                                            51.750            2.41               5,537.25
        112       Shell Transport & Trading Company Plc             49.630            2.53               5,558.56
                Internet Software/Services
        166       Business Objects SA                               33.250            0.00               5,519.50
                Investment Managers
        158       Amvescap Plc                                      35.450            0.81               5,601.10
                Major Banks
        236       Allied Irish Banks Plc                            23.150            2.96               5,463.40
        396       Banco Bilbao Vizcaya Argentaria SA                13.890            1.62               5,500.44
        570       Banco Santander Central Hispano SA                 9.830            2.04               5,603.10
                Marine Shipping
        259       Frontline, Ltd.                                   20.980            0.00               5,433.82
                Motor Vehicles
         83       Toyota Motor Corporation                          66.250            0.50               5,498.75
                Oil & Gas Production
        216       Enterprise Oil Plc                                25.750            1.36               5,562.00
                Oil Refining/Marketing
        301       Repsol YPF SA                                     18.320            1.88               5,514.32
                Other Metals/Minerals
        284       WMC Limited                                       19.350            4.59               5,495.40
                Pharmaceutical: Major
        102       GlaxoSmithKline Plc                               54.630            0.00               5,572.26
                Pharmaceutical: Other
        104       Elan Corporation Plc                              53.410            0.00               5,554.64
                Recreational Products
        139       Fuji Photo Film Company, Ltd.                     40.000            0.37               5,560.00
                Tobacco
        349       British American Tobacco Plc                      15.760            5.25               5,500.24
                Wireless Telecommunications
        200       Vodafone Group Plc                                27.900            0.72               5,580.00
 ----------                                                                                          -------------
      6,937                                                                                         $  149,202.66
 ==========                                                                                          =============

Unless otherwise noted, all of the Securities listed above are issued by foreign companies.


See "Notes to Portfolios".


Internet Portfolios

   Each Portfolio seeks to increase the value of your Units over time by investing in a portfolio of common stocks of companies primarily involved in the enabling technology or communication services areas of the Internet. These companies may include Internet access providers, companies that provide bandwidth and communications services and equipment, companies that provide software to "business-to-business" and "business-to-consumer" electronic commerce companies, electronic commerce companies, technology hardware manufacturers, companies that provide power supply equipment, companies that software security systems, companies that operate Internet "portal" sites, Internet content providers, technology service companies, companies that develop and provide data storage, and wireless communication companies.


   The Internet is an electronic communications network that connects computer networks and organizational computer facilities around the world. With a computer and access to the Internet you are connected to the world. You can gather information, have a conversation, conduct research, make a reservation, conduct business or pay a bill. These Portfolios may offer the potential to benefit from one of the latest technological innovations. The use of Internet-based applications has increased workers' productivity in part by enabling employees to share information and ideas with the rest of the company almost instantly. Additionally, the Internet is providing the means to establish a national or global presence without having to establish physical infrastructure. Van Kampen believes that recent trends may suggest growth potential within the Internet industry, such as:

     o International Data Corporation estimates that worldwide e-marketplace services spending could increase at a compound annual growth rate of 27%, from $5.2 billion in 2000 to $17 billion in 2005. (eMarketer, April 2, 2001)

     o In a poll by Forrester Research, Inc. of more than 700 senior business executives, 59% said that they are maintaining or heightening their internet efforts, despite the slowing economy. (Forrester Research, Inc. April 2, 2001)

     o Ovum forecasts that the global web hosting market may grow from $10.3 billion in 2001 to $46.9 billion in 2006. (Ovum, March 22, 2001)

     o Business-to-Business e-commerce could grow to $919 billion by the end of this year and has the potential to reach $1.9 trillion in 2001. (CIO.com, March 21, 2001)

     o The market for archived content delivered over the Internet has the potential to grow to a $6.3 billion market by 2006 from $2.2 billion in 2001. (Jupiter Media Metrix, March 2, 2001)

     o Morgan Stanley estimates that the number of residential broadband users in the United States could be approximately $12 million in 2001, $20 million in 2002, $28 million in 2003, $36 million in 2004 and $46 million in 2005. (Morgan Stanley Internet Research: Internet Ecosystem Basics, March 10, 2001; Arbitron/Coleman, January 2001)

   There is no assurance that these trends will continue or that expectations will actually occur. If these trends do not continue or if current expectations are not realized, your investment could be adversely affected.


   Of course, we cannot guarantee that your Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. Stocks of internet-related companies have been subject to extreme price volatility and speculative trading. In recent years, many Internet-related stocks have exhibited above-average price appreciation during a period of a generally rising stock market. No one can assure you that this will continue or that the performance of Internet stocks will replicate the performance exhibited in the past. These Portfolios are appropriate for aggressive investors or as an aggressive growth component of your investment portfolio. You should read the "Risk Factors" section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Portfolio may differ, although the Sponsor does not believe that the composition of the portfolios will differ materially.




Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Computer Communications
        203       Cisco Systems, Inc.                      $        18.560            0.00%         $    3,767.68
         71       Juniper Networks, Inc.                            53.780            0.00               3,818.38
                Computer Peripherals
         97       EMC Corporation                                   38.920            0.00               3,775.24
                Computer Processing Hardware
        155       Dell Computer Corporation                         24.200            0.00               3,751.00
         33       International Business Machines Corporation      112.560            0.50               3,714.48
        199       Sun Microsystems, Inc.                            18.120            0.00               3,605.88
                Data Processing Services
+        61       Amdocs, Limited                                   61.250            0.00               3,736.25
                Electronic Components
        122       Jabil Circuit, Inc.                               30.570            0.00               3,729.54
                Electronic Equipment/Instruments
        186       JDS Uniphase Corporation                          20.140            0.00               3,746.04
         99       Newport Corporation                               36.670            0.05               3,630.33
                Internet Software/Services
        116       BEA Systems, Inc.                                 33.000            0.00               3,828.00
+        67       Check Point Software Technologies, Limited        56.000            0.00               3,752.00
        116       Openwave Systems, Inc.                            32.000            0.00               3,712.00
         92       Siebel Systems, Inc.                              41.240            0.00               3,794.08
         73       VeriSign, Inc.                                    51.360            0.00               3,749.28
                Media Conglomerates
         73       AOL Time Warner, Inc.                             51.600            0.00               3,766.80
                Other Consumer Services
        101       Apollo Group, Inc.                                37.260            0.00               3,763.26
         70       eBay, Inc.                                        55.220            0.00               3,865.40
                Packaged Software
         93       Adobe Systems, Inc.                               39.160            0.13               3,641.88
        195       i2 Technologies, Inc.                             18.980            0.00               3,701.10
        113       Intuit, Inc.                                      33.320            0.00               3,765.16
        100       Micromuse, Inc.                                   37.200            0.00               3,720.00
         54       Microsoft Corporation                             68.720            0.00               3,710.88
        231       Oracle Corporation                                16.040            0.00               3,705.24
         60       VERITAS Software Corporation                      61.000            0.00               3,660.00
                Recreational Products
         70       Electronics Arts, Inc.                            54.780            0.00               3,834.60
                Semiconductors
         84       Analog Devices, Inc.                              45.000            0.00               3,780.00
        171       Applied Micro Circuits Corporation                21.740            0.00               3,717.54
        102       Broadcom Corporation                              37.210            0.00               3,795.42
        135       Intel Corporation                                 27.420            0.29               3,701.70
        127       Vitesse Semiconductor Corporation                 29.230            0.00               3,712.21
                Specialty Telecommunications
         98       Qwest Communications International, Inc.          37.930            0.00               3,717.14
                Telecommunications Equipment
         64       CIENA Corporation                                 59.950            0.00               3,836.80
         53       Comverse Technology, Inc.                         69.000            0.00               3,657.00
        173       Corning, Inc.                                     21.300            1.13               3,684.90
+       121       Nokia Oyj                                         30.960            0.68               3,746.16
        112       ONI Systems Corporation                           33.270            0.00               3,726.24
         67       QUALCOMM, Inc.                                    56.920            0.00               3,813.64
         64       Scientific-Atlanta, Inc.                          57.450            0.07               3,676.80
        130       Sonus Networks, Inc.                              28.150            0.00               3,659.50
 ----------                                                                                          -------------
      4,351                                                                                         $  149,469.55
 ==========                                                                                          =============

See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Computer Communications
        203       Cisco Systems, Inc.                      $        18.560            0.00%         $    3,767.68
         71       Juniper Networks, Inc.                            53.780            0.00               3,818.38
                Computer Peripherals
         97       EMC Corporation                                   38.920            0.00               3,775.24
                Computer Processing Hardware
        155       Dell Computer Corporation                         24.200            0.00               3,751.00
         33       International Business Machines Corporation      112.560            0.50               3,714.48
        199       Sun Microsystems, Inc.                            18.120            0.00               3,605.88
                Data Processing Services
+        61       Amdocs, Limited                                   61.250            0.00               3,736.25
                Electronic Components
        122       Jabil Circuit, Inc.                               30.570            0.00               3,729.54
                Electronic Equipment/Instruments
        186       JDS Uniphase Corporation                          20.140            0.00               3,746.04
         99       Newport Corporation                               36.670            0.05               3,630.33
                Internet Software/Services
        116       BEA Systems, Inc.                                 33.000            0.00               3,828.00
+        67       Check Point Software Technologies, Limited        56.000            0.00               3,752.00
        116       Openwave Systems, Inc.                            32.000            0.00               3,712.00
         92       Siebel Systems, Inc.                              41.240            0.00               3,794.08
         73       VeriSign, Inc.                                    51.360            0.00               3,749.28
                Media Conglomerates
         73       AOL Time Warner, Inc.                             51.600            0.00               3,766.80
                Other Consumer Services
        101       Apollo Group, Inc.                                37.260            0.00               3,763.26
         70       eBay, Inc.                                        55.220            0.00               3,865.40
                Packaged Software
         93       Adobe Systems, Inc.                               39.160            0.13               3,641.88
        195       i2 Technologies, Inc.                             18.980            0.00               3,701.10
        113       Intuit, Inc.                                      33.320            0.00               3,765.16
        100       Micromuse, Inc.                                   37.200            0.00               3,720.00
         54       Microsoft Corporation                             68.720            0.00               3,710.88
        231       Oracle Corporation                                16.040            0.00               3,705.24
         60       VERITAS Software Corporation                      61.000            0.00               3,660.00
                Recreational Products
         70       Electronics Arts, Inc.                            54.780            0.00               3,834.60
                Semiconductors
         84       Analog Devices, Inc.                              45.000            0.00               3,780.00
        171       Applied Micro Circuits Corporation                21.740            0.00               3,717.54
        102       Broadcom Corporation                              37.210            0.00               3,795.42
        135       Intel Corporation                                 27.420            0.29               3,701.70
        127       Vitesse Semiconductor Corporation                 29.230            0.00               3,712.21
                Specialty Telecommunications
         98       Qwest Communications International, Inc.          37.930            0.00               3,717.14
                Telecommunications Equipment
         64       CIENA Corporation                                 59.950            0.00               3,836.80
         53       Comverse Technology, Inc.                         69.000            0.00               3,657.00
        173       Corning, Inc.                                     21.300            1.13               3,684.90
+       121       Nokia Oyj                                         30.960            0.68               3,746.16
        112       ONI Systems Corporation                           33.270            0.00               3,726.24
         67       QUALCOMM, Inc.                                    56.920            0.00               3,813.64
         64       Scientific-Atlanta, Inc.                          57.450            0.07               3,676.80
        130       Sonus Networks, Inc.                              28.150            0.00               3,659.50
 ----------                                                                                          -------------
      4,351                                                                                         $  149,469.55
 ==========                                                                                          =============

See "Notes to Portfolios".



Morgan Stanley Consumer IndexSM Portfolios

   Each Portfolio seeks to provide capital appreciation through an investment in a portfolio of common stocks included in the Morgan Stanley Consumer IndexSM prior to the date of the Portfolio's formation. In creating the index, the Morgan Stanley Technology Research Group sought to design a benchmark to measure performance of consumer-oriented, stable growth industries. Many Americans often use a similar array of consumer products from established, brand-name companies. These companies are generally well known and respected market leaders that provide consumer-oriented products used every day. From diapers to dish soap and from drug stores to family entertainment, these companies generally focus on the consumer. The index is the exclusive property and is a service mark of Morgan Stanley.

   The index seeks to minimize the pitfalls of market capitalization indexes. Morgan Stanley believes that market capitalization indexes fail to accommodate the wide range of market capitalizations and revenue bases common to the consumer products industry. Options on the index trade on the American Stock Exchange under the symbol CMR.


   Hypothetical annual price appreciation for the Morgan Stanley Consumer IndexSM, reflecting hypothetical Series A Portfolio expenses and actual annual price appreciation for the Standard & Poor's 500 Index are shown in the following table.

                               Consumer        S&P 500
              Year               Index          Index
              ----             --------       --------
        6/23 - 12/31/92          9.93%           7.84%
             1993               (6.02)           7.06
             1994                1.80           (1.54)
             1995               34.24           34.11
             1996               15.67           20.26
             1997               30.34           31.01
             1998               22.93           26.67
             1999               (6.48)          19.52
             2000               12.49          (10.14)
         Thru 4/30/01          (12.52)          (5.36)


   This is not the past performance of any Portfolio or a previous series of any Portfolio and does not indicate the future performance of any Portfolio.

   We will not rebalance your Portfolio annually. Changes in the index will not result in changes in your portfolio. However, we may offer additional portfolios each year that include the current index components and weightings.

   As with any investment, no one can guarantee that your Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before they invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Portfolio may differ, although the Sponsor does not believe that the composition of the portfolios will differ materially.




Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Basic Materials
        273       International Flavors & Fragrances, Inc.   $      26.180            2.29%         $    7,147.14
                Consumer Cyclicals
         98       Wal-Mart Stores, Inc.                             54.350            0.52               5,326.30
                Capital Goods
      1,130       Crown Cork & Seal Company, Inc.                    4.750            0.00               5,367.50
         68       Emerson Electric Company                          64.800            2.36               4,406.40
                Consumer Staples
        201       Albertson's, Inc.                                 31.150            2.44               6,261.15
        100       Anheuser-Busch Companies, Inc.                    42.000            1.57               4,200.00
         91       Coca-Cola Company                                 46.010            1.56               4,186.91
         85       Colgate-Palmolive Company                         58.190            1.08               4,946.15
        204       ConAgra Foods, Inc.                               21.220            4.24               4,328.88
        123       General Mills, Inc.                               40.060            2.75               4,927.38
        144       Gillette Company                                  29.410            2.21               4,235.04
         75       Kimberly-Clark Corporation                        59.370            1.89               4,452.75
        155       McDonald's Corporation                            27.750            0.77               4,301.25
        229       Newell Rubbermaid, Inc.                           24.400            3.44               5,587.60
        100       PepsiCo, Inc.                                     46.150            1.26               4,615.00
        121       Philip Morris Companies, Inc.                     50.910            4.16               6,160.11
         68       Procter & Gamble Company                          66.050            2.12               4,491.40
         82       Safeway, Inc.                                     50.000            0.00               4,100.00
        345       SYSCO Corporation                                 28.060            1.00               9,680.70
        121       Walgreen Company                                  41.000            0.34               4,961.00
        167       Walt Disney Company                               30.950            0.68               5,168.65
                Financials
         51       American International Group, Inc.                82.350            0.18               4,199.85
                Health Care
        104       Abbott Laboratories                               49.850            1.69               5,184.40
         83       American Home Products Corporation                58.920            1.56               4,890.36
         49       Johnson & Johnson                                 97.790            1.47               4,791.71
         86       Medtronic, Inc.                                   42.970            0.47               3,695.42
         54       Merck & Company, Inc.                             76.690            1.77               4,141.26
         84       Schering-Plough Corporation                       37.530            1.71               3,152.52
                Technology
         81       Automatic Data Processing, Inc.                   52.800            0.78               4,276.80
                Wholesale Distributors
        144       W.W. Grainger, Inc.                               40.610            1.72               5,847.84
 ----------                                                                                          -------------
      4,716                                                                                         $  149,031.47
 ==========                                                                                          =============

See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Basic Materials
        273       International Flavors & Fragrances, Inc.   $      26.180            2.29%         $    7,147.14
                Consumer Cyclicals
         98       Wal-Mart Stores, Inc.                             54.350            0.52               5,326.30
                Capital Goods
      1,130       Crown Cork & Seal Company, Inc.                    4.750            0.00               5,367.50
         68       Emerson Electric Company                          64.800            2.36               4,406.40
                Consumer Staples
        201       Albertson's, Inc.                                 31.150            2.44               6,261.15
        100       Anheuser-Busch Companies, Inc.                    42.000            1.57               4,200.00
         91       Coca-Cola Company                                 46.010            1.56               4,186.91
         85       Colgate-Palmolive Company                         58.190            1.08               4,946.15
        204       ConAgra Foods, Inc.                               21.220            4.24               4,328.88
        123       General Mills, Inc.                               40.060            2.75               4,927.38
        144       Gillette Company                                  29.410            2.21               4,235.04
         75       Kimberly-Clark Corporation                        59.370            1.89               4,452.75
        155       McDonald's Corporation                            27.750            0.77               4,301.25
        229       Newell Rubbermaid, Inc.                           24.400            3.44               5,587.60
        100       PepsiCo, Inc.                                     46.150            1.26               4,615.00
        121       Philip Morris Companies, Inc.                     50.910            4.16               6,160.11
         68       Procter & Gamble Company                          66.050            2.12               4,491.40
         82       Safeway, Inc.                                     50.000            0.00               4,100.00
        345       SYSCO Corporation                                 28.060            1.00               9,680.70
        121       Walgreen Company                                  41.000            0.34               4,961.00
        167       Walt Disney Company                               30.950            0.68               5,168.65
                Financials
         51       American International Group, Inc.                82.350            0.18               4,199.85
                Health Care
        104       Abbott Laboratories                               49.850            1.69               5,184.40
         83       American Home Products Corporation                58.920            1.56               4,890.36
         49       Johnson & Johnson                                 97.790            1.47               4,791.71
         86       Medtronic, Inc.                                   42.970            0.47               3,695.42
         54       Merck & Company, Inc.                             76.690            1.77               4,141.26
         84       Schering-Plough Corporation                       37.530            1.71               3,152.52
                Technology
         81       Automatic Data Processing, Inc.                   52.800            0.78               4,276.80
                Wholesale Distributors
        144       W.W. Grainger, Inc.                               40.610            1.72               5,847.84
 ----------                                                                                          -------------
      4,716                                                                                         $  149,031.47
 ==========                                                                                          =============


See "Notes to Portfolios".



Morgan Stanley High-Technology 35 IndexSM Portfolios

   Each Portfolio seeks to provide capital appreciation through an investment in a portfolio of common stocks included in the Morgan Stanley High-Technology 35 IndexSM prior to the date of the Portfolio's formation. In creating the index, the Morgan Stan ley Technology Research Group sought to design a benchmark that provides broad industry representation of equally-weighted, highly liquid, pure technology companies that is rebalanced annually. Morgan Stanley set the index value to 200 as of the close of trading on December 16, 1994. The American Stock Exchange computes the value of the index in real-time during trading hours under the symbol "MSH". The index is the exclusive property and is a service mark of Morgan Stanley.

   The index includes 35 pure technology companies representing the full breadth of technology industry segments. These segments include Computer and Business Services, Enterprise Software/Technical Software (CAD/CAM), Internet and Personal Computer Software, Electronics Manufacturing Services, Networking and Telecommunication Equipment, Server and Enterprise Hardware, Personal Computer Hardware and Data Storage, Semiconductor Capital Equipment and Semiconductors. The index attempts to include bellwether stocks that provide a balanced representation of these sub-industries. The index includes only electronics-based technology companies and excludes biotechnology, medical, test and instrumentation companies.

   The index is initially equal weighted and includes large and small industry bellwether stocks. The index seeks to minimize the pitfalls of market capitalization indexes. Morgan Stanley believes that market capitalization indexes fail to accommodate the wide range of market capitalizations and revenue bases common to the technology industry.

   Hypothetical annual total returns for the Morgan Stanley High-Technology 35 Index, reflecting hypothetical Series A Portfolio expenses and actual annual total returns for the Standard & Poor's 500 Index and the Standard & Poor's Technology Index are shown in the following table.

                                   S&P          S&P
                  High-Tech        500       Technology
                  35 Index        Index        Index
                  ---------     --------     -----------
  1995              47.34%        37.11%       42.83%
  1996              19.38         22.68        41.37
  1997              14.87         33.10        26.09
  1998              93.47         28.58        72.95
  1999             108.67         20.89        75.10
  2000             (29.63)        (9.10)      (39.97)
  Thru 4/30/01      (9.76)        (5.00)      (12.77)


   This is not the past performance of any Portfolio or a previous series of any Portfolio and does not indicate the future performance of any Portfolio.

   We will not rebalance your Portfolio annually. Changes in the index will not result in changes in your portfolio. However, we may offer additional portfolios each year that include the current index components and weightings.

   As with any investment, no one can guarantee that your Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. Stocks of technology companies have been subject to extreme price volatility and speculative trading. In recent years, many technology stocks have exhibited above-average price appreciation during a period of a generally rising stock market. No one can guarantee that this will continue or that the performance of technology stocks will replicate the performance exhibited in the past. The Portfolios are appropriate for aggressive investors or as an aggressive growth component of an investment portfolio. You should read the "Risk Factors" Section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Portfolio may differ, although the Sponsor does not believe that the composition of the portfolios will differ materially.




Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Computer & Business Services
         91       Automatic Data Processing, Inc.          $        52.810            0.78%         $    4,805.71
        100       Electronic Data Systems Corporation               61.350            0.98               6,135.00
                Electronics Manufacturing Services
        193       Solectron Corporation                             24.290            0.00               4,687.97
                Enterprise Software/ Technical Software
        223       Computer Associates International, Inc.           28.350            0.28               6,322.05
        190       Oracle Corporation                                16.040            0.00               3,047.60
        438       Parametric Technology Corporation                 11.550            0.00               5,058.90
        138       PeopleSoft, Inc.                                  37.270            0.00               5,143.26
                Internet & PC Software
        237       Amazon.com, Inc.                                  13.330            0.00               3,159.21
        111       AOL Time Warner, Inc.                             51.600            0.00               5,727.60
        143       Electronic Arts, Inc.                             54.780            0.00               7,833.54
        112       Intuit, Inc.                                      33.320            0.00               3,731.84
        110       Microsoft Corporation                             68.720            0.00               7,559.20
        164       Yahoo!, Inc.                                      17.100            0.00               2,804.40
                Networking & Telecom Equipment
         44       Broadcom Corporation                              37.210            0.00               1,637.24
        113       Cisco Systems, Inc.                               18.560            0.00               2,097.28
         93       JDS Uniphase Corporation                          20.140            0.00               1,873.02
         42       Juniper Networks, Inc.                            53.780            0.00               2,258.76
        304       Lucent Technologies, Inc.                          9.710            0.82               2,951.84
        278       Motorola, Inc.                                    15.740            1.02               4,375.72
+       138       Nortel Networks Corporation                       13.750            0.46               1,897.50
        101       Sycamore Networks, Inc.                            9.400            0.00                 949.40
         87       Tellabs, Inc.                                     36.240            0.00               3,152.88
                PC Hardware & Data Storage
        312       Compaq Computer Corporation                       15.850            0.63               4,945.20
        273       Dell Computer Corporation                         24.200            0.00               6,606.60
        122       Palm, Inc.                                         7.110            0.00                 867.42
                Semiconductors
        167       Intel Corporation                                 27.420            0.29               4,579.14
        151       Micron Technology, Inc.                           40.700            0.00               6,145.70
+       118       STMicroelectronics N.V.                           38.070            0.08               4,492.26
        115       Texas Instruments, Inc.                           36.790            0.23               4,230.85
        133       Xilinx, Inc.                                      41.890            0.00               5,571.37
                Semiconductor Capital Equipment
        137       Applied Materials, Inc.                           49.690            0.00               6,807.53
                Server & Enterprise Hardware
         81       EMC Corporation                                   38.920            0.00               3,152.52
        171       Hewlett-Packard Company                           25.900            1.24               4,428.90
         62       International Business Machines Corporation      112.560            0.50               6,978.72
        177       Sun Microsystems, Inc.                            18.120            0.00               3,207.24
 ----------                                                                                          -------------
      5,469                                                                                         $  149,223.37
 ==========                                                                                          =============

See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Computer & Business Services
         91       Automatic Data Processing, Inc.          $        52.810            0.78%         $    4,805.71
        100       Electronic Data Systems Corporation               61.350            0.98               6,135.00
                Electronics Manufacturing Services
        193       Solectron Corporation                             24.290            0.00               4,687.97
                Enterprise Software/ Technical Software
        223       Computer Associates International, Inc.           28.350            0.28               6,322.05
        190       Oracle Corporation                                16.040            0.00               3,047.60
        438       Parametric Technology Corporation                 11.550            0.00               5,058.90
        138       PeopleSoft, Inc.                                  37.270            0.00               5,143.26
                Internet & PC Software
        237       Amazon.com, Inc.                                  13.330            0.00               3,159.21
        111       AOL Time Warner, Inc.                             51.600            0.00               5,727.60
        143       Electronic Arts, Inc.                             54.780            0.00               7,833.54
        112       Intuit, Inc.                                      33.320            0.00               3,731.84
        110       Microsoft Corporation                             68.720            0.00               7,559.20
        164       Yahoo!, Inc.                                      17.100            0.00               2,804.40
                Networking & Telecom Equipment
         44       Broadcom Corporation                              37.210            0.00               1,637.24
        113       Cisco Systems, Inc.                               18.560            0.00               2,097.28
         93       JDS Uniphase Corporation                          20.140            0.00               1,873.02
         42       Juniper Networks, Inc.                            53.780            0.00               2,258.76
        304       Lucent Technologies, Inc.                          9.710            0.82               2,951.84
        278       Motorola, Inc.                                    15.740            1.02               4,375.72
+       138       Nortel Networks Corporation                       13.750            0.46               1,897.50
        101       Sycamore Networks, Inc.                            9.400            0.00                 949.40
         87       Tellabs, Inc.                                     36.240            0.00               3,152.88
                PC Hardware & Data Storage
        312       Compaq Computer Corporation                       15.850            0.63               4,945.20
        273       Dell Computer Corporation                         24.200            0.00               6,606.60
        122       Palm, Inc.                                         7.110            0.00                 867.42
                Semiconductors
        167       Intel Corporation                                 27.420            0.29               4,579.14
        151       Micron Technology, Inc.                           40.700            0.00               6,145.70
+       118       STMicroelectronics N.V.                           38.070            0.08               4,492.26
        115       Texas Instruments, Inc.                           36.790            0.23               4,230.85
        133       Xilinx, Inc.                                      41.890            0.00               5,571.37
                Semiconductor Capital Equipment
        137       Applied Materials, Inc.                           49.690            0.00               6,807.53
                Server & Enterprise Hardware
         81       EMC Corporation                                   38.920            0.00               3,152.52
        171       Hewlett-Packard Company                           25.900            1.24               4,428.90
         62       International Business Machines Corporation      112.560            0.50               6,978.72
        177       Sun Microsystems, Inc.                            18.120            0.00               3,207.24
 ----------                                                                                          -------------
      5,469                                                                                         $  149,223.37
 ==========                                                                                          =============


See "Notes to Portfolios".



Semiconductor Portfolio

   The Portfolio seeks to increase the value of your Units over time by investing in a portfolio of common stocks of companies diversified within the semiconductor industry or offering services or products related to the semiconductor industry. Semiconductors support equipment that allows your personal computers, mobile phones, VCRs, DVD players, automobiles, stereos, personal digital assistants, home appliances, and some children's toys to function. Semiconductors are the microchips and microprocessors that enable electronic devices to process millions of bits of data in a fraction of a second. These chips and processors are also responsible for remembering the information stored in your electronic devices after you turn them off. Semiconductors were the critical factor that ignited the computer industry revolution and they are the key to the development of almost every technology today. Without continued development in this industry, technological tools will go no further.

   The pace of change in the semiconductor industry is rapid, driven by fierce competition and ever-improving technology. Innovations are constantly improving chips and enable them to perform ever more powerful computing tasks at ever increasing speeds.


   The emergence of a global, networked economy that values rapid exchanges of information is changing the face of the industry. The development of the networking infrastructure, the proliferation of the Internet and wireless communications and the need for greater bandwidth all suggest continued demand for semiconductor devices upon which the information age relies. Consider the following:

     o Standard & Poor's anticipates that by the end of the year 2003, worldwide semiconductor revenues could exced $310 billion, up from $125.6 billion in 1998. (Standard & Poor's Monthly Investment Review, March, 2001)


     o The communication equipment industry may be one of the primary drivers of growth in the semiconductor chip sector over the next several years. (Morningstar Semiconductors Stock Industry Report, 1st Quarter
          2001)

     o Stocks of semiconductor chip companies have recently depreciated in value significantly but are still believed to be significant to the high-technology industry. (Red Herring, 4/16/2001)

     o According to the Semiconductor Industry Association (SIA), the total revenue for the semiconductor industry was $50,020,000 in 1990 and grew to $222,000,000 in 2000. SIA estimates that total semiconductor industry revenue could be $280,940,000 in 2001 and $321,410,000 in 2002.


   There is no assurance that these trends will continue or that expectations will actually occur. This investment could be adversely affected if these trends do not continue or if current expectations are not realized. Of course, we cannot guarantee that your Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.




Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Electronic/Appliances
+        48       Sony Corporation                         $        77.080            0.23%         $    3,699.84
                Electronic Production Equipment
         89       Applied Materials, Inc.                           49.690            0.00               4,422.41
+       151       ASM Lithography Holding N.V.                      24.700            0.00               3,729.70
        120       Cymer, Inc.                                       30.050            0.00               3,606.00
         58       DuPont Photomasks, Inc.                           51.070            0.00               2,962.06
        136       KLA-Tencor Corporation                            49.740            0.00               6,764.64
        126       Novellus Systems, Inc.                            48.210            0.00               6,074.46
        111       Photronics, Inc.                                  26.600            0.00               2,952.60
         68       Rudolph Technologies, Inc.                        43.680            0.00               2,970.24
        138       Teradyne, Inc.                                    37.520            0.00               5,177.76
         98       Varian Semiconductor
                    Equipment Associates, Inc.                      38.100            0.00               3,733.80
                Electronic Components
         49       NVIDIA Corporation                                78.770            0.00               3,859.73
                Semiconductors
        162       Advanced Micro Devices, Inc.                      27.200            0.00               4,406.40
        148       Altera Corporation                                25.120            0.00               3,717.76
         84       Analog Devices, Inc.                              45.000            0.00               3,780.00
         41       Broadcom Corporation                              37.210            0.00               1,525.61
        413       Conexant Systems, Inc.                             8.830            0.00               3,646.79
+       115       Infineon Technologies AG                          38.690            1.15               4,449.35
         93       Integrated Device Technology, Inc.                39.500            0.00               3,673.50
        244       Intel Corporation                                 27.420            0.29               6,690.48
        126       Lattice Semiconductor Corporation                 23.270            0.00               2,932.02
        161       Linear Technology Corporation                     46.710            0.34               7,520.31
        385       LSI Logic Corporation                             19.600            0.00               7,546.00
         94       Maxim Integrated Products, Inc.                   47.550            0.00               4,469.70
         92       Micron Technology, Inc.                           40.700            0.00               3,744.40
        156       Semtech Corporation                               28.820            0.00               4,495.92
+       137       STMicroelectronics N.V.                           38.060            0.08               5,214.22
        205       Texas Instruments, Inc.                           36.790            0.23               7,541.95
        139       TriQuint Semiconductor, Inc.                      26.360            0.00               3,664.04
        106       Xilinx, Inc.                                      41.890            0.00               4,440.34
                Telecommunications Equipment
        471       Motorola, Inc.                                    15.740            1.02               7,413.54
         80       QUALCOMM, Inc.                                    56.920            0.00               4,553.60
        137       RF Micro Devices, Inc.                            27.350            0.00               3,746.95
 ----------                                                                                          -------------
      4,781                                                                                         $  149,126.12
 ==========                                                                                          =============

See "Notes to Portfolios".

Tele-Global Portfolios

   Each Portfolio seeks to provide capital appreciation potential by investing in stocks of domestic and foreign companies that focus on all aspects of the global telecommunications industry. The Portfolios seek to benefit from the companies that are leaders in this industry. The Portfolios seek to invest in the companies providing the infrastructure and the services needed to enable people to communicate with one another, through a variety of mediums. Communication is vital to our existence. Technological advances are permitting people to communicate faster, easier and in more ways than before. The telecommunications market is a global one that has opportunities for growth in areas such as wireline, network operators, bandwidth, telecom equipment, wireless service providers, and data transmission equipment. Van Kampen believes that there is room for the technology, customer base and service providers to potentially continue to grow for reasons such as:

     o There is some indication that the networking businesses may be stabilizing, especially in the North American market. It is believed that the most recent United States Federal Reserve Bank interest rate cut may be having an impact on investors' confidence in the economy, and, eventually, could positively affect enterprises' ability to spend on information technology. (Valuation Matters, Morgan Stanley Dean Witter Research, May 4, 2001)

     o Mobile phones may generate $1 trillion worldwide by 2010, according to the UMTS Forum. The figure is based on the organization's projection that "third-generation" technology will be embraced by 2005. Approximately 28% of mobile users are expected to have third generation phones by 2010, when data services could cost callers an average of $30 per month and voice services could cost $12 a month. (eMarketer, May 1, 2001)

     o Network operators could take up to 23% ($78 billion) from the global business-to-business electronic commerce market over the next five years, according to a new report published by Analysys. (Analysys, April 4, 2001)

     o Analysys estimates that the global market for internet protocol carrier services could be worth as much as $225 billion by 2006. Despite the current economic downturn, Analysys believes that internet protocol carrier revenues could grow steadily during 2001 and into 2002, with a potential marked upturn from 2002 to 2006 as demand for broadband services increases. (Analysys, March 1, 2001)

     o Capital spending on telecommunications services was $42.9 billion in 1996, $53.1 billion in 1997, $63.4 billion in 1998, $80.9 billion in
          1999, and $107.7 billion in 2000, and is estimated to be $104.2 billion in 2001. (Lehman Brothers)


   There is no assurance that these trends will continue or that expectations will actually occur. If these trends do not continue or if current expectations are not realized, your investment could be adversely affected. Of course, we cannot guarantee that your Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Portfolio may differ, although the Sponsor does not believe that the composition of the portfolios will differ materially.




Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Computer Communications
        243       Cisco Systems, Inc.                      $        18.560            0.00%         $    4,510.08
         52       Extreme Networks, Inc.                            28.420            0.00               1,477.84
         57       Juniper Networks, Inc.                            53.770            0.00               3,064.89
                Electronic Equipment/Instruments
         39       Newport Corporation                               36.670            0.05               1,430.13
                Internet Software/Services
+        81       Check Point Software Technologies, Limited        56.000            0.00               4,536.00
         29       VeriSign, Inc.                                    51.360            0.00               1,489.44
                Major Telecommunications
+       265       Deutsche Telekom AG                               22.500            1.82               5,962.50
+       175       Korea Telecom Corporation                         25.550            0.00               4,471.25
+       221       Nippon Telegraph and Telephone Corporation        33.500            0.54               7,403.50
        205       Sprint Corporation                                21.640            2.31               4,436.20
+       155       Telefonica S.A.                                   47.960            0.00               7,433.80
+       217       Telefonos de Mexico SA de CV                      33.620            2.62               7,295.54
+       148       TELUS Corporation                                 20.050            6.98               2,967.40
        138       Verizon Communications, Inc.                      53.860            2.86               7,432.68
+       339       Videsh Sanchar Nigam, Limited                     13.070            0.00               4,430.73
                Media Conglomerates
        145       AOL Time Warner, Inc.                             51.600            0.00               7,482.00
+       113       Vivendi Universal SA                              65.900            1.16               7,446.70
                Packaged Software
         40       Micromuse, Inc.                                   37.200            0.00               1,488.00
                Semiconductors
         64       Linear Technology Corporation                     46.700            0.34               2,988.80
+       117       STMicroelectronics N.V.                           38.060            0.08               4,453.02
        205       Texas Instruments, Inc.                           36.790            0.23               7,541.95
                Specialty Telecommunications
        197       Qwest Communications International, Inc.          37.930            0.00               7,472.21
                Telecommunications Equipment
         51       CIENA Corporation                                 59.950            0.00               3,057.45
         42       Comverse Technology, Inc.                         69.000            0.00               2,898.00
        188       Motorola, Inc.                                    15.740            1.02               2,959.12
+       242       Nokia Oyj                                         30.960            0.68               7,492.32
+       216       Nortel Networks Corporation                       13.750            0.55               2,970.00
         80       QUALCOMM, Inc.                                    56.920            0.00               4,553.60
        104       Sonus Networks, Inc.                              28.150            0.00               2,927.60
+       723       Telefonaktiebolaget LM Ericsson AB                 6.270            0.66               4,533.21
        135       UTStarcom, Inc.                                   22.420            0.00               3,026.70
                Wireless Telecommunications
+       310       China Mobile (Hong Kong), Limited                 23.800            0.00               7,378.00
 ----------                                                                                          -------------
      5,336                                                                                         $  149,010.66
 ==========                                                                                          =============

See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities to
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            Portfolio (2)
----------      -----------------------------------        ---------------      -----------         --------------
                Computer Communications
        243       Cisco Systems, Inc.                      $        18.560            0.00%         $    4,510.08
         52       Extreme Networks, Inc.                            28.420            0.00               1,477.84
         57       Juniper Networks, Inc.                            53.770            0.00               3,064.89
                Electronic Equipment/Instruments
         39       Newport Corporation                               36.670            0.05               1,430.13
                Internet Software/Services
+        81       Check Point Software Technologies, Limited        56.000            0.00               4,536.00
         29       VeriSign, Inc.                                    51.360            0.00               1,489.44
                Major Telecommunications
+       265       Deutsche Telekom AG                               22.500            1.82               5,962.50
+       175       Korea Telecom Corporation                         25.550            0.00               4,471.25
+       221       Nippon Telegraph and Telephone Corporation        33.500            0.54               7,403.50
        205       Sprint Corporation                                21.640            2.31               4,436.20
+       155       Telefonica S.A.                                   47.960            0.00               7,433.80
+       217       Telefonos de Mexico SA de CV                      33.620            2.62               7,295.54
+       148       TELUS Corporation                                 20.050            6.98               2,967.40
        138       Verizon Communications, Inc.                      53.860            2.86               7,432.68
+       339       Videsh Sanchar Nigam, Limited                     13.070            0.00               4,430.73
                Media Conglomerates
        145       AOL Time Warner, Inc.                             51.600            0.00               7,482.00
+       113       Vivendi Universal SA                              65.900            1.16               7,446.70
                Packaged Software
         40       Micromuse, Inc.                                   37.200            0.00               1,488.00
                Semiconductors
         64       Linear Technology Corporation                     46.700            0.34               2,988.80
+       117       STMicroelectronics N.V.                           38.060            0.08               4,453.02
        205       Texas Instruments, Inc.                           36.790            0.23               7,541.95
                Specialty Telecommunications
        197       Qwest Communications International, Inc.          37.930            0.00               7,472.21
                Telecommunications Equipment
         51       CIENA Corporation                                 59.950            0.00               3,057.45
         42       Comverse Technology, Inc.                         69.000            0.00               2,898.00
        188       Motorola, Inc.                                    15.740            1.02               2,959.12
+       242       Nokia Oyj                                         30.960            0.68               7,492.32
+       216       Nortel Networks Corporation                       13.750            0.55               2,970.00
         80       QUALCOMM, Inc.                                    56.920            0.00               4,553.60
        104       Sonus Networks, Inc.                              28.150            0.00               2,927.60
+       723       Telefonaktiebolaget LM Ericsson AB                 6.270            0.66               4,533.21
        135       UTStarcom, Inc.                                   22.420            0.00               3,026.70
                Wireless Telecommunications
+       310       China Mobile (Hong Kong), Limited                 23.800            0.00               7,378.00
 ----------                                                                                          -------------
      5,336                                                                                         $  149,010.66
 ==========                                                                                          =============


See "Notes to Portfolios".



Notes to Portfolios


   (1) The Securities are initially represented by "regular way" contracts for the performance of which an irrevocable letter of credit has been deposited with the Trustee. Contracts to acquire Securities were entered into on May 14, 2001 and have a settlement date of May 17, 2001 (see "The Portfolios").

   (2) The market value of each Security is based on the most recent closing sale price as of the close of the New York Stock Exchange on the business day prior to the Initial Date of Deposit. Other information regarding the Securities, as of the Initial Date of Deposit, is as follows:

                                                                       Profit
                                                       Cost to       (Loss) To
                                                       Sponsor        Sponsor
                                                      ---------     -----------
Biotechnology & Pharmaceutical Portfolio Series A      $148,999      $    18
Biotechnology & Pharmaceutical Portfolio Series B      $148,999      $    18
Focus Value Portfolio                                  $149,193      $     6
Great International Firms Portfolio                    $149,203      $    --
Internet Portfolio Series A                            $149,517      $   (47)
Internet Portfolio Series B                            $149,517      $   (47)
Consumer Index Portfolio Series A                      $149,031      $    --
Consumer Index Portfolio Series B                      $149,031      $    --
High-Tech 35 Index Portfolio Series A                  $149,249      $   (26)
High-Tech 35 Index Portfolio Series B                  $149,249      $   (26)
Semiconductor Portfolio                                $149,132      $    (6)
Tele-Global Portfolio Series A                         $149,070      $   (59)
Tele-Global Portfolio Series B                         $149,070      $   (59)



       "+" indicates that the stock is issued by a foreign company.

   (3)Current Dividend Yield for each Security is based on the estimated annual dividends per share and the Security's market value as of the most recent close of trading on the New York Stock Exchange on the business day prior to the Initial Date of Deposit. Estimated annual dividends per share are calculated by annualizing the most recently declared dividends or by adding the most recent interim and final dividends declared and reflect any foreign withholding taxes.


   The Securities. A brief description of each of the issuers of the Securities is listed below.

    Biotechnology & Pharmaceutical Portfolios

   Allergan, Inc. Allergan, Inc. provides eye care and specialty pharmaceutical products throughout the world. The company's products are marketed to the eye care pharmaceutical, ophthalmic surgical device, over-the-counter contact lens care, movement disorder, and dermatological markets. Allergan markets its products under brand names such as Alphagan, Botox, and Complete.

    American Home Products Corporation. American Home Products Corporation discovers, develops, manufactures, distributes, and sells pharmaceuticals and consumer healthcare products. The company's products include branded and generic ethical pharmaceuticals, biologicals, nutritionals and animal biologicals and pharmaceuticals.

   Amgen, Inc. Amgen, Inc. discovers, develops, manufactures, and markets human therapeutics based on cellular and molecular biology. The company focuses its research on secreted protein and small molecule therapeutics, with particular emphasis on neuroscience and cancer. Amgen concentrates on the areas of hematology, cancer infectious disease, endocrinology, neurobiology, and inflammation.

    Applera Corporation-Celera Genomics Group. Applera Corporation-Celera Genomics Group provides genomic and related medical and agricultural information. The company provides access to comprehensive databases in genomics and related fields, as well as software tools for viewing, browsing, and analyzing data. Applera's customers include academic and commercial institutions.

    Aventis S.A. Aventis S.A. manufactures life sciences products. The company produces pharmaceutical and agricultural products such as prescription drugs, vaccines, therapeutic proteins, diagnostic products, herbicides, insecticides, fungicides, animal medications, and animal feeds. Through its interest in Messer Group, Aventis produces industrial gases.

   Baxter International, Inc. Baxter International, Inc. develops, manufactures, and markets products and technologies related to the blood and circulatory systems. The company also researches, develops, manufactures, and sells vaccines for the prevention of infectious diseases. Baxter conducts operations in North America, Asia, Europe, Japan, and Latin America.

    Biomet, Inc. Biomet, Inc. and its subsidiaries design, manufacture, and market products used primarily by orthopedic medical specialists in both surgical and non-surgical therapy. The company's products include reconstructive and fixation devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, general surgical instruments, and other products sold worldwide.

    Chiron Corporation. Chiron Corporation is a biotechnology company that participates in the biopharmaceuticals, blood testing, and vaccines markets. The company develops products for preventing and treating cancer, infection, and cardiovascular disease. Chiron's products include Proleukin, recombinant human platelet-derived growth factor, and traditional pediatric and adult vaccines.

    Elan Corporation plc. Elan Corporation plc is a specialty pharmaceutical company. The group's drug delivery technologies are designed to aid and control the absorption and utilization of active pharmaceutical compounds. Elan's Pharmaceutical division focuses on the discovery, development and commercialization of products in the areas of acute care, pain management and neurological disorders.

   Forest Laboratories, Inc. Forest Laboratories, Inc. develops, manufactures, and sells both branded and generic forms of ethical products which require a physician's prescription. The company also manufactures non-prescription pharmaceutical products sold over-the-counter, which are used for the treatment of a wide range of illnesses. Forest's products are marketed in the United States and eastern Europe.

   Genentech, Inc. Genentech, Inc., a biotechnology company, discovers, develops, manufactures, and markets human pharmaceuticals. The company markets biotechnology products directly in the United States.

    Genzyme Corporation. Genzyme Corporation develops and markets therapeutic and surgical products, as well as diagnostic services and products. The company also develops and markets biological products and devices for orthopedic injuries and severe burns. Genzyme markets its products directly to physicians, hospitals, and treatmentcenters around the world.

   HCA-The Healthcare Company. HCA-The Healthcare Company operates hospitals and related health care entities. The company currently operates general, acute care, and psychiatric hospitals that offer a full range of services. HCA's facilities are located in the United States, England, and Switzerland.

   Human Genome Sciences, Inc. Human Genome Sciences, Inc. researches and develops proprietary pharmaceutical and diagnostic products. The company's products predict, prevent, detect, treat, and cure disease based on the discovery of human and microbial genes.

    IDEC Pharmaceuticals Corporation. IDEC Pharmaceuticals Corporation, a biopharmaceutical company, researches, develops, and commercializes targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases. The company's Rtuxan product treats certain B-cell NHLs. IDEC also develops products for the treatment of certain solid tumor cancers and various autoimmune diseases.

    Immunex Corporation. Immunex Corporation is a biopharmaceutical company that discovers, develops, manufactures, and markets therapeutic products. The company's products are used to treat human diseases, including cancer, infectious diseases, and immunological disorders. Immunex sells its products around the world.

    IVAX Corporation. IVAX Corporation researches, develops, manufactures, and markets branded and generic pharmaceuticals in the United States and international markets. The company also specializes in veterinary products and nutraceuticals.

    Johnson & Johnson. Johnson & Johnson manufactures health care products and provides related services for the consumer, pharmaceutical, and medical devices and diagnostics markets. The company sells products such as skin and hair care products, acetaminophen products, pharmaceuticals, diagnostic equipment, and surgical equipment in countries located around the world.

   King Pharmaceuticals, Inc. King Pharmaceuticals, Inc. manufactures, markets, and sells primarily branded prescription pharmaceutical products. The company markets its products to general/family practitioners and internal medicine physicians and hospitals across the United States. King also provides contract manufacturing for a number of pharmaceutical and biotechnology companies.

   Lexicon Genetics, Inc. Lexicon Genetics, Inc. is involved in the design, development, and application of gene trapping and mutagenesis technologies for gene discovery and functional genomics.

    Eli Lilly and Company. Eli Lilly and Company discovers, develops, manufactures, and sells pharmaceutical products for humans and animals. The company's products are sold in countries around the world. Eli Lilly's products include neuroscience products, endocrine products, anti-infectives, cardiovascular agents, oncology products, an antiulcer agent, and animal health products.

    Medicis Pharmaceutical Corporation. Medicis Pharmaceutical Corporation markets numerous prescription, non-prescription and over-the-counter products to treat various dermatological conditions. The company currently markets prescription brand products including DYNACIN, TRIAZ, LIDEX, SYNALAR, NOVACET, ZONALON, LUSTRA, THERMYCIN Z, and BENZASHAVE.

    MedImmune, Inc. MedImmune, Inc. develops and markets products that address medical needs in areas such as infectious diseases, transplantation medicine, autoimmune diseases and cancer. The company currently sells Synagis, RespiGam, and CytoGam primarily in the United States.

   Millennium Pharmaceuticals, Inc. Millennium Pharmaceuticals, Inc. is a biopharmaceutical company that uses its scientific and technological capabilities and methods to develop drugs and predictive medicine products and services. The company's predictive medicine involves identifying information that enables healthcare professionals to make better informed decisions on drug treatment and patient care.

   Pfizer, Inc. Pfizer, Inc. is a research-based, global pharmaceutical company that discovers, develops, manufactures, and markets medicines for humans and animals. The company's products include prescription pharmaceuticals, non-prescription self-medications, and animal health products such as anti-infective medicines and vaccines.

    Pharmacia Corporation. Pharmacia Corporation researches, manufactures, and sells pharmaceuticals worldwide. The company's pharmaceutical segment includes prescription products for humans and animals, bulk pharmaceuticals, and contract manufacturing. Pharmacia's agricultural products segment is comprised of chemicals, seeds, and genomics, as well as animal productivity and nutrition research.

    Serono SA. Serono SA develops and markets biotechnology products. The company's core business lies in reproductive health and the treatment of infertility. In addition, Serono focuses on research and drug development programs in the fields of neurology, growth, and metabolism. The products of the group are marketed worldwide under the name "Serono."

    Stryker Corporation. Stryker Corporation develops, manufactures, and markets specialty surgical and medical products. The company's products include orthopedic implants, powered surgical instruments, endoscopic systems, patient care, and handling equipment for the global market. Stryker also provides outpatient physical therapy services in the United States.

    Tenet Healthcare Corporation. Tenet Healthcare Corporation, through its subsidiaries, owns or operates general hospitals and related health care facilities serving communities in the United States. The company operates rehabilitation hospitals, specialty hospitals, long-term care facilities, psychiatric facilities, and medical office buildings near its general hospitals, as well as ancillary health care businesses.

   Teva Pharmaceutical Industries, Limited. Teva Pharmaceutical Industries, Limited manufactures pharmaceuticals and hospital supplies. The company produces antibiotics, oncological products, Alpha D3 for treatment of post-menopausal bone loss in women, and Copazone for treatment of multiple sclerosis. Teva also manufactures veterinary products and disposable hospital supplies.

    UnitedHealth Group, Inc. UnitedHealth Group, Inc. owns and manages organized health systems in the United States and internationally. The company provides employers products and resources to plan and administer employee benefit programs. UnitedHealth also serves the health needs of older Americans, provides specialized care services, and provides health care information and research to providers and payers.

    Focus Value Portfolio

   A.G. Edwards, Inc. A.G. Edwards, Inc., through its subsidiaries, provides securities and commodities brokerage services. The company also offers asset management, insurance, trust, investment banking, and other related financial services. A.G. Edwards markets its services to individual, corporate, government, and institutional clients throughout the United States.

   Advanced Micro Devices, Inc. Advanced Micro Devices, Inc. supplies integrated circuits for the personal and networked computer and communications markets. The company produces processors, flash memories, and programmable logic devices and products for communications and networking applications.

    American Power Conversion Corporation. American Power Conversion Corporation and its subsidiaries design, develop, manufacture, and market uninterruptible power supply products. The company's products, including electrical surge protection devices, power conditioning products, and associated software, are designed for use with personal computers, engineering work stations, networking equipment, and other electronic equipment.

    AT&T Corporation. AT&T Corporation offers communication services and products. The company provides voice, data, and video telecommunications services to consumers, large and small businesses, and government entities. AT&T and its subsidiaries furnish regional, domestic, international, and local telecommunication services. The company also provides cellular telephone and wireless services, as well as other services.

    Bank of America Corporation. Bank of America Corporation is a bank holding company and a financial holding company. The company provides a diversified range of banking and nonbanking financial services and products both domestically and internationally. The company provides consumer and commercial banking, asset management, global corporate and investment banking, and equity investments.

    Boston Scientific Corporation. Boston Scientific Corporation develops, manufactures, and markets minimally invasive medical devices. The company's products are used in cardiology, electrophysiology, gastroenterology, neuro-endovascular therapy, pulmonary medicine, radiology, urology, and vascular surgery. Boston Scientific's products are used to diagnose and treat a wide range of medical problems.

    Computer Sciences Corporation. Computer Sciences Corporation provides consulting and information technology (IT) services to industry and government. The company provides consulting, systems design and integration, IT and business process outsourcing, applications software, and Web and application hosting. Computer Sciences operates locations around the world.

    Dana Corporation. Dana Corporation engineers, manufactures, and distributes components and systems for worldwide automotive, heavy truck, off-highway, engine, and industrial markets. The company also provides leasing services in selected markets.

    Delphi Automotive Systems Corporation. Delphi Automotive Systems Corporation is a diversified supplier of automotive components, integrated systems, and modules. The company sells its products to automotive vehicle manufacturers, as well as to the worldwide aftermarket for replacement parts. Delphi sells its products under trademarks such as Freedom, E-STEER, FOREWARN, and TRAXXAR.

   Du Pont (E.I.) de Nemours and Company. Du Pont (E.I.) de Nemours and Company is a global chemical and life sciences company, with businesses in high-performance materials, specialty chemicals, pharmaceuticals, and biotechnology. The company sells its products to the transportation, textile, construction, automotive, agricultural, hybrid seeds, nutrition and health, pharmaceuticals, packaging, and electronics markets.

   Exelon Corporation. Exelon Corporation distributes electricity and gas to customers in Illinois and Pennsylvania. The company also has holdings in infrastructure services, energy services, and telecommunications businesses.

    FleetBoston Financial Corporation. FleetBoston Financial Corporation provides commercial and investment banking services in the United States and in other countries around the world. The company operates a retail banking franchise in the Northeast, full service banking in Latin America, as well as commercial banking, including capital markets, investment banking and commercial finance, and investment services.

    The Goodyear Tire & Rubber Company. The Goodyear Tire & Rubber Company develops, manufactures, distributes, and sells tires for most applications. The company also manufactures and markets several lines of rubber and rubber-related chemicals and provides automotive repair services. Goodyear also retreads truck, aircraft, and heavy equipment tires. The company provides its products and services worldwide.

    Halliburton Company. Halliburton Company provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

    HEALTHSOUTH Corporation. HEALTHSOUTH Corporation provides outpatient surgery and rehabilitative healthcare services. The company operates a network of inpatient and outpatient rehabilitation facilities such as outpatient surgery centers, diagnostic centers, and occupational health centers. HEALTHSOUTH operates throughout the United States and in the United Kingdom and Australia.

   Ingersoll-Rand Company. Ingersoll-Rand Company is a diversified industrial equipment and components manufacturer. The company serves the climate control, industrial productivity, security and safety, and infrastructure development markets located worldwide. Ingersoll-Rand provides products such as security systems, compressors, hardware, pumps, tools, doors, and construction equipment.

    The Interpublic Group of Companies, Inc. The Interpublic Group of Companies, Inc. is an organization of advertising agencies and marketing service companies. The company operates globally in the sectors of advertising, independent media buying, direct marketing, healthcare communications, interactive consulting services, marketing research, promotions, experiential marketing, public relations, and sports marketing.

   J.P. Morgan Chase & Company. J.P. Morgan Chase & Company provides global financial services under the J.P. Morgan brand and retail banking under the Chase brand. The company provides services such as investment banking, treasury and securities services, asset management, private banking, cardmember services, commercial banking, and home finance. J.P. Morgan Chase serves business enterprises, institutions, and individuals.

   John Hancock Financial Services, Inc. John Hancock Financial Services, Inc. is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The company provides its products and services to retail and institutional customers.

    Knight-Ridder, Inc. Knight-Ridder, Inc, a newspaper publisher, offers print and online products. The company publishes daily newspapers in various markets throughout the United States, as well as holds investments in a variety of Internet and technology companies. Knight-Ridder creates and maintains a variety of online services, including RealCities.com.

   The Limited, Inc. The Limited, Inc. is a specialty retailer. The company operates stores under the Lerner New York, Express, Lane Bryant, The Limited, Henri Bendel, Structure, The Limited Too, and Galyan's Trading Co. names. The Limited also owns approximately 84% of Intimate Brands, Inc. which operates Victoria's Secret and Bath & Body Works stores.

    Metro-Goldwyn-Mayer, Inc. Metro-Goldwyn-Mayer, Inc. produces and distributes entertainment products. The company's products include motion pictures, television programming, home video, interactive media, music, licensed merchandise, a library of films, and a television library. Metro-Goldwyn-Mayer's operating units include MGM Pictures, United Artists Pictures, MGM Music, and MGM Interactive, among others.

   Motorola, Inc. Motorola, Inc. provides integrated communications solutions and embedded electronic solutions. The company offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems, as well as networking and Internet-access products. Customers include consumers, network operators, and commercial, government, and industrial customers.

    Newmont Mining Corporation. Newmont Mining Corporation acquires, explores, and develops mineral properties. The company produces gold from operations in the United States, Peru, Indonesia, Mexico, and the Central Asian Republic of Uzbekistan. Newmont also mines and processes gold and silver ore in the United States, Canada, Bolivia, and Australia.

    Norfolk Southern Corporation. Norfolk Southern Corporation owns and controls Norfolk Southern Railway Company, a freight railroad, and Pocahontas Land Corporation, a natural resources company. The railroad system extends throughout the southeastern and Midwestern United States, and the Canadian province of Ontario. Pocahontas Land manages coal, natural gas, and timber resources in the United States.

   Palm, Inc. Palm, Inc. provides handheld computing devices. The company develops, designs, and markets its Palm-branded handheld devices. The Palm product family offers HotSync synchronization technology, pen-based input technology, and personal information management applications such as datebook and address book.

    Phelps Dodge Corporation. Phelps Dodge Corporation produces copper, carbon black, and magnet wire. The company has operations and investments in mines and manufacturing facilities in various countries around the world.

   Public Service Enterprise Group, Inc. Public Service Enterprise Group, Inc. is a public utility holding company for Public Service Electric and Gas Company (PSE&G) and PSEG Energy Holdings Inc. The company generates, transmits, and distributes electricity and produces natural gas in New Jersey.

    Schering-Plough Corporation. Schering-Plough Corporation is a worldwide pharmaceutical company that discovers and markets new therapies and treatment programs. The company's core product groups include allergy/respiratory, anti-infective/anticancer, dermatologicals, and cardiovasculars, as well as an animal health business. Schering-Plough also conducts health management programs and sells other consumer products.

    Sprint Corporation. Sprint Corporation provides telecommunications services. The company's principal activities include long distance service, local service, product distribution, and directory publishing activities. Sprint's other activities include emerging businesses, interests in international telecommunications companies, and an interest in an Internet service provider.

    Temple-Inland, Inc. Temple-Inland, Inc. manufactures paper, corrugated packaging, and building products. The company also provides financial services operations in mortgage and consumer banking. Temple-Inland's products include linerboard, lumber, particleboard, and fiberboard.

    UAL Corporation. UAL Corporation is a holding company and its principal subsidiary is United Airlines, Inc. The airline transports persons, property, and mail throughout the United States and overseas.

   W.W. Grainger, Inc. W.W. Grainger, Inc. distributes maintenance, repair and operating supplies, and related information to the commercial, industrial, contractor, and institutional markets in North America. The company's products include motors, HVAC equipment, lighting, hand and power tools, pumps, and electrical equipment.

    Great International Firms Portfolio

    Allied Irish Banks Plc. Allied Irish Banks Plc provides a full range of banking services through over 319 offices in Ireland, 82 branches in Northern Ireland and 37 offices in the UK. In addition, the company operates over 200 branches in the United States through its wholly owned subsidiary, Allfirst Financial Incorporated.

    Amvescap Plc. Amvescap Plc is an independent investment management group, which operates under the AIM and INVESCO brand names. The group's offices, situated throughout North America, Europe and Asia, specialize in investment management services, covering equities, fixed income and real estate properties. Amvescap customers include public authorities, and institutional, collective and individual clients.

   Banco Bilbao Vizcaya Argentaria, S.A. Banco Bilbao Vizcaya Argentaria, S.A. attracts deposits and offers retail, wholesale, and investment banking services. The bank offers consumer and mortgage loans, private banking, asset management, securities brokerage services, and individual and group life insurance. It operates in Europe and Latin America.

    Banco Santander Central Hispano SA. Banco Santander Central Hispano SA attracts deposits and offers retail, wholesale, private banking and asset management services. The bank offers consumer credit, mortgage loans, lease financing, factoring, mutual funds, pension funds,insurance, commercial credit, investment banking services, structured finance, and advice on mergers and acquisitions.

   BP Plc. BP Plc is an oil and petrochemicals company. The company explores for and produces oil and natural gas, refines, markets, and supplies petroleum products, generates solar energy, and manufactures and markets chemicals. BP's chemicals include terephthalic acid, acetic acid, acrylonitrile, ethylene and polyethylene. The company has operations in over 100 countries.

   British American Tobacco Plc. British American Tobacco Plc. is the holding company for a group of companies that manufacture, market and sell cigarettes and other tobacco products, including cigars and roll-your-own tobacco. The group sells over 300 brands in approximately 180 markets around the world. British American's international brands include "State Express 555," "Lucky Strike," "Kent" and "Benson & Hedges"

    Business Objects S.A. Business Objects S.A. develops, markets and supports integrated enterprise decision support software. The company's software allows users to access, analyze and share information derived from a variety of sources. The BUSINESS-OBJECTS software product is an integrated query, reporting and online analytical processing tool that operates in various operating systems.

    Elan Corporation Plc. Elan Corporation Plc is a specialty pharmaceutical company. The group's drug delivery technologies are designed to aid and control the absorption and utilization of active pharmaceutical compounds. Elan's Pharmaceutical division focuses on the discovery, development and commercialization of products in the areas of acute care, pain management and neurological disorders.

    Enterprise Oil Plc. Enterprise Oil Plc explores for and produces oil and gas. The company's primary activities are located in the North Sea. Enterprise has producing oil fields in Australia, Brazil, Denmark, Ireland, Greece, Italy, Kazakhstan, Morocco, Norway, Peru, Thailand, the United Kingdom and the Gulf of Mexico.

   Fomento Economico Mexicano, S.A. de C.V. Fomento Economico Mexicano, S.A. de C.V. brews beer and bottles soft drinks. The company produces Tecate, Carta Blanca, Dos Equis, Bohemia, and Indio beers, Coca-Cola, Sprite, Fanta, Fresca, Delaware Punch, and Ciel soft drinks, glass, aluminum, and cardboard packaging, and commercial refrigerators, and operates the OXXO chain of convenience stores.

    Frontline, Limited. Frontline, Limited is a ship-owning company. The company owns and operates a fleet of oil tankers that transport crude oil and oil products to and from ports, which are primarily located in the United States. The company's fleet consists of Panamax tankers and Suezmax tankers, all registered under the British flag and manned by British officers and Indian and Filipino crew.

    Fuji Photo Film Company, Limited. Fuji Photo Film Company, Limited manufactures film for general, medical, printing, office, and movie production uses. The company also manufactures photographic paper, audio cassettes, video tapes, floppy discs, cameras, lenses, and chemicals for darkroom use.

    GlaxoSmithKline Plc. GlaxoSmithKline Plc is a research-based pharmaceutical group that develops, manufactures and markets vaccines, prescription and over-the-counter medicines, as well as health-related consumer products. The group, which also provides laboratory testing and disease management services, specializes in treatments for respiratory, central nervous system, gastro-intestinal and genetic disorders

   Koninklijke Ahold N.V. Koninklijke Ahold N.V. is an international food provider that retails food in the United States, Europe, Latin America and Asia. The company operates over 7,000 stores including the Giant, Tops and Stop & Shop chains in the United States and the Albert Heijn supermarkets in the Netherlands. Ahold co-owns Bompreco food retailer in Brazil and also operates 80 Tops supermarkets in Thailand.

    Korea Electric Power (KEPCO) Corporation. Korea Electric Power (KEPCO) Corporation generates, transmits, and distributes electricity to South Korea for a variety of uses. The company also builds and operates hydro-power, thermal-power, and nuclear power units in South Korea. KEPCO is majority owned by the Korean government.

   Logitech International S.A. Logitech International S.A. manufactures personal computer input devices. The company produces computer mice, which help the user move the cursor around the computer screen quickly, trackballs, game controllers, keyboards, PC video cameras, and multimedia speakers. The company sells its products internationally.

   Luxottica Group S.p.A. Luxottica Group S.p.A. and its subsidiaries design, manufacture, distribute, and market traditional and designer eyeglass frames and sunglasses. The company's LensCrafter retail chain of optical stores operates in North America. Luxottica distributes its products around the world.

    Matsushita Electric Industrial Company, Limited. Matsushita Electric Industrial Company, Limited manufactures electric and electronic products. The company produces home appliances, audio & video, computer peripherals, telecommunications, industrial equipment, and electronic parts. Matsushita sells products under the brand names National, Panasonic, Technics, Victor, JVC, and Quasar. The company has associated companies around the world.

    Norsk Hydro ASA. Norsk Hydro ASA is an industrial group which transforms natural resources into industrial products and energy. The group produces mineral fertilizers, produces and refines petroleum, produces light metals (aluminum and magnesium), and manufactures industrial chemicals and petrochemicals, such as polyvinyl chloride.

    Pepsi-Gemex S.A. Pepsi-Gemex S.A. sells Pepsi soft-drink products. The company sells its products in the Valley of Mexico, in Mexico City, in the north-central states of San Luis Potosi, Aguascalientes, Zacatecas and Durango, as well as in the southern states of Guerrerro, Morelos, Campeche, Yucatan and Quintana Roo.

    Pioneer Corporation. Pioneer Corporation manufactures and sells audio and video equipment for household, industrial, and automobile use. The company produces and sells visual and music software and media such as DVDs and CDs. Pioneer also licences its patented technologies for optical disk to other businesses.

   Repsol YPF, S.A. Repsol YPF, S.A., through subsidiaries, explores for and produces crude oil and natural gas, refines petroleum, and transports petroleum products and liquified petroleum gas (LPG). The company is based in Spain and its products are distributed through over 3,500 service stations. Repsol-YPF also markets petrochemicals, including polymers and plastics.

    Shell Transport & Trading Company Plc. Shell Transport & Trading Company Plc owns 40% of the Royal Dutch/Shell Group of companies. These companies specialize in various activities relating to oil and natural gas, chemicals, power generation and renewable resources. The group primarily derives its income from dividends generated by their holding companies. Shell has locations in approximately 135 countries around the world

    Toyota Motor Corporation. Toyota Motor Corporation manufactures, sells, leases, and repairs passenger cars, trucks, buses, and its related parts worldwide. The company also operates financing services through its subsidiaries. Toyota Motor builds homes, produces pleasure boats, and develops intelligent transportation system including radar cruise control and electronic toll collection system.

    Vodafone Group PLC. Vodafone Group PLC provides mobile telecommunications services. The company supplies customers with digital and analogue cellular telephone, paging and mobile data and Internet services. The group, via a 50% joint venture with VivendiNet, operates the `VIZZAVI' brand Internet portal company in Europe. Vodafone has agreements in over 100 countries and across 230 networks.

    WMC Limited. WMC Limited and its subsidiaries activities include the mining, processing and marketing of copper uranium, alumina, nickel, gold, fertilizers and industrial minerals. The company's operations are focused in Australia, North and South America, Europe and Asia. WMC has bauxite, alumina and smelting operations throughout the world along with chemical operations.

    WPP Group Plc. WPP Group Plc operates a communications services group. The company's operations encompass advertising, media investment management, information and consultancy, public relations and public affairs, healthcare and specialist communications, and branding and identity services. The WPP Group provides its business worldwide, via approximately 1,300 offices in some 102 countries.

    Internet Portfolios

   Adobe Systems, Inc. Adobe Systems, Inc. develops, markets, and supports computer software products and technologies. The company's products allow users to express and use information across all print and electronic media. Adobe offers a line of application software products, type products, and content for creating, distributing, and managing information.

    Amdocs, Limited. Amdocs, Limited provides product-driven information system solutions to major telecommunications companies in the United States and internationally. The company provides integrated customer care and billing systems for wireless and wireline network operators and service providers, as well as for companies that offer multiple service packages.

   Analog Devices, Inc. Analog Devices, Inc. designs, manufactures, and markets integrated circuits used in analog and digital signal processing. The company's products are used in communications, computer, industrial, instrumentation, military/aerospace, automotive, and high-performance consumer electronics applications. Analog Devices sells its products worldwide.

    AOL Time Warner, Inc. AOL Time Warner, Inc. is a global company delivering entertainment, news, and Internet brands across converging media platforms. The company conducts operations in cable systems, interactive services, publishing, music, cable networks, and filmed entertainment. AOL Time Warner's brands include Time Warner Cable, HBO, Turner, America Online, WB, CNN, New Line Cinema, and TimeInc.

   Apollo Group, Inc. Apollo Group, Inc. provides higher education programs for working adults. The company's subsidiaries include the University of Phoenix, the Institute for Professional Development, the College for Financial Planning, and Western International University. Apollo offers accredited degree programs, certificate programs, and customized training at campuses in the United States and Canada.

    Applied Micro Circuits Corporation. Applied Micro Circuits Corporation designs, develops, manufactures, and markets high-performance, high-bandwidth silicon solutions for the world's communications infrastructure. The company provides products for the automated test equipment, high-speed computing, and military markets.

    BEA Systems, Inc. BEA Systems, Inc. provides e-commerce infrastructure software. The company, along with its e-commerce transaction platform, provides consulting, education, and support services that help companies launch e-commerce initiatives. BEA's systems are used in the commercial and investment banking, securities trading, telecommunications, airlines, retail, and manufacturing industries.

    Broadcom Corporation. Broadcom Corporation provides integrated silicon solutions that enable broadband digital data transmission of voice, data, and video content to the home and within the business enterprise. The company designs, develops, and supplies integrated circuits for cable set-top boxes, cable modems, high-speed networking, direct satellite and digital broadcast, and digital subscriber line.

   Check Point Software Technologies, Limited. Check Point Software Technologies, Limited provides Internet security. The company's secure virtual network (SVN) architecture provides the infrastructure that enables secure and reliable Internet communications. SVN secures business-to-business communications between networks, systems, applications, and users across the Internet, intranets, and extranets.

    CIENA Corporation. CIENA Corporation provides optical networking equipment. The company offers products for tele- and data-communications service providers worldwide. CIENA's customers include long distance carriers, competitive local exchange carriers, Internet service providers, and wholesale carriers. The company offers optical transport, intelligent switching, and multi-service delivery systems.

   Cisco Systems, Inc. Cisco Systems, Inc. supplies data networking products to the corporate enterprise and public wide area service provider markets. The company's products offer a variety of end-to-end networking hardware, software, and services. Cisco's clients include utilities, corporations, universities, governments, and small to medium-size businesses worldwide.

   Comverse Technology, Inc. Comverse Technology, Inc. designs, manufactures, markets, and supports computer and telecommunications systems and software for multimedia communications and information processing applications. The company's products are used in a variety of applications by fixed and wireless telephone network operators, government agencies, call centers, and financial institutions.

   Corning, Inc. Corning, Inc. conducts operations in the telecommunications, advanced materials, and information display industries. The company produces optical fiber, cable, and photonic components for the telecommunications industry, as well as produces glass panels, funnels, liquid crystal display glass and projection video lens assemblies for the information display industry.

    Dell Computer Corporation. Dell Computer Corporation designs, develops, manufactures, markets, services, and supports a variety of computer systems. Computer systems include desktop computer systems, notebook computers, workstations, network servers, and storage products. The company sells its products and services to corporate, government, healthcare, and education customers, as well as individuals.

    eBay, Inc. eBay, Inc. is a person-to-person trading community on the Internet. The company's service is used by buyers and sellers for the exchange of personal items such as coins, collectibles, computers, memorabilia, stamps, and toys. eBay is a fully automated, topically arranged 24-hour service on which sellers can list items for sale and buyers can bid on the prices.

   Electronic Arts, Inc. Electronic Arts, Inc. creates, markets, and distributes interactive entertainment software for a variety of hardware platforms. The company markets its products under the Electronic Arts, EA SPORTS, Maxis, ORIGIN, Bullfrog Productions, Westwood Studios, and Jane's Combat Simulations brand names.

    EMC Corporation. EMC Corporation provides enterprise storage systems, software, networks, and services. The company's products store, retrieve, manage, protect, and share information from all major computing environments, including UNIX, Windows NT, and mainframe platforms. EMC operates offices around the world.

   i2 Technologies, Inc. i2 Technologies, Inc. provides eBusiness solutions. The company's TradeMatrix product, a platform of business-to-business solutions, services, and marketplaces, offers planning, procurement, commerce, fulfillment, customer care, retail, strategic sourcing, and product development services. i2 Technologies also offers its RHYTHM software applications product.

    Intel Corporation. Intel Corporation designs, manufactures, and sells computer components and related products. The company's major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, systems management software, conferencing products, and digital imaging products.

    International Business Machines Corporation (IBM). International Business Machines Corporation (IBM) provides customer solutions through the use of advanced information technology. The company's solutions include technologies, systems, products, services, software, and financing. IBM offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

   Intuit, Inc. Intuit, Inc. develops and markets software products and related services. The company provides software units that allow households and small businesses to automate financial tasks, including accounting and personal finances. Intuit also offers supplies, checks and invoices, and financial services. The company sells its products worldwide.

   Jabil Circuit, Inc. Jabil Circuit, Inc. designs and manufactures circuit board assemblies for original equipment manufacturers in the communications, personal computer, computer peripheral, and automotive and consumer products industries. The company offers circuit design, board design, prototype assembly, volume board assembly, and system assembly.

    JDS Uniphase Corporation. JDS Uniphase Corporation provides advanced fiberoptic components and modules. The company's products are sold to telecommunications and cable television system providers worldwide. Products include semiconductor lasers, high-speed external modulators, transmitters, amplifiers, couplers, multiplexers, and optical switches. JDS also designs, manufactures, and markets laser subsystems.

   Juniper Networks, Inc. Juniper Networks, Inc. provides Internet infrastructure solutions for Internet service providers and other telecommunications service providers. The company delivers next generation Internet backbone routers that are designed for service provider networks.

   Micromuse, Inc. Micromuse, Inc. provides service-level management software. The company's Netcool suite of applications is used by managed network service providers, Internet service providers, telecommunications firms, and corporate enterprises worldwide.

    Microsoft Corporation. Microsoft Corporation develops, manufactures, licenses, sells, and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software. Microsoft also develops the MSN network of Internet products and services.

    Newport Corporation. Newport Corporation supplies high-precision test, measurement, and automation systems and subsystems. The company's systems enable manufacturers of fiber optic components, semiconductor capital equipment, industrial metrology, aerospace, and other high-precision products to automate manufacturing processes and enhance product performance.

    Nokia Oyj. Nokia Oyj is an international telecommunications company. The company develops and manufactures mobile phones and networks and systems for cellular and fixed networks. Nokia also develops and supplies access networks, multimedia equipment and other telecom related products. The company markets its products and services worldwide.

    ONI Systems Corporation. ONI Systems Corporation develops, markets, and sells communications networking equipment based on optical technology. The company's equipment uses pulses of light rather than electric current in the transmission and routing of telephone, Internet, and other data communications in these networks.

   Openwave Systems, Inc. Openwave Systems, Inc. provides open Internet-based communication infrastructure software and applications. The company's customers are wireless network operators, wireline carriers, Internet service providers, portals, and broadband network providers. Openwave offers wireless Internet infrastructure and browsers, unified messaging, mobile email, directory service, and voice processing.

    Oracle Corporation. Oracle Corporation supplies software for enterprise information management. The company offers databases and relational servers, application development and decision support tools, and enterprise business applications. Oracle's software runs on network computers, personal digital assistants, set-top devices, PCs, workstations, minicomputers, mainframes, and massively parallel computers.

    QUALCOMM, Inc. QUALCOMM, Inc. develops and delivers digital wireless communications products and services based on the company's CDMA digital technology. The company's business areas include integrated CDMA chipsets and systems software, technology licensing, Eudora email software for Windows and Macintosh platforms, and satellite based systems including Omnitracs and Globalstar systems.

   Qwest Communications International, Inc. Qwest Communications International, Inc. provides broadband Internet-based data, voice, and image communications for businesses and consumers. The company's Qwest Macro Capacity Fiber Network operates in North America. Qwest is also building a high-capacity European fiber optic, Internet-based network with its joint venture partner.

    Scientific-Atlanta, Inc. Scientific-Atlanta, Inc. provides products and services for advanced communications networks which deliver voice, data, and video. The company's products connect information generators with information users via broadband terrestrial and satellite networks, and include applications for the converging of cable, telephone, and data networks.

   Siebel Systems, Inc. Siebel Systems, Inc. provides eBusiness applications. The company's applications enable organizations to sell to, market to, and service its customers across multiple channels, including the Web, call centers, field, resellers, retail, and dealer networks.

   Sonus Networks, Inc. Sonus Networks, Inc. provides voice infrastructure products. The company's hardware and software enables customers to deploy an integrated, packet-based network carrying both voice and data traffic. Sonus markets and sells its products to service providers, including long distance carriers, wholesale carriers, Internet service providers, and cable operators.

   Sun Microsystems, Inc. Sun Microsystems, Inc. provides products, services, and support solutions for building and maintaining network computing environments. The company sells scalable computer systems, high-speed microprocessors, and a complete line of high-performance software for operating network computing equipment and storage products. Sun also provides support, education, and professional services.

    VeriSign, Inc. VeriSign, Inc. provides Internet trust services needed by websites, enterprises, electronic commerce providers, and individuals to conduct electronic commerce and communications over Internet protocol networks. The company also provides Internet domain registration services for Web addresses ending in .com, .net, .org, and .edu. In addition, VeriSign provides Internet technology services.

    VERITAS Software Corporation. VERITAS Software Corporation designs, develops, and markets enterprise storage management products that manage both on-line and off-line data for business-critical computing systems. The company's products are marketed to original equipment manufacturers and end-user customers through resellers, value added resellers, hardware distributors, and systems integrators.

    Vitesse Semiconductor Corporation. Vitesse Semiconductor Corporation designs, develops, manufactures, and markets digital high-bandwidth communications and automatic test equipment (ATE) integrated circuits. The company's products address the needs of telecommunications, data communications, and ATE equipment manufacturers who demand a combination of high-speed, high-complexity, and low-power dissipation.

    Morgan Stanley Consumer IndexSM Portfolios

    Abbott Laboratories. Abbott Laboratories discovers, develops, manufactures, and sells a broad and diversified line of health care products and services. The company's products include pharmaceuticals, diagnostic products, hospital products, chemical and agricultural products, and nutritionals. Abbott markets its products worldwide through affiliates and distributors.

   Albertson's, Inc. Albertson's, Inc. operates a retail food-drug chain in various states across the United States. The company's stores consist of combination food-drug stores, conventional supermarkets, and warehouse stores. Albertson's retail operations are supported by company-owned distribution centers.

    American Home Products Corporation. American Home Products Corporation discovers, develops, manufactures, distributes, and sells pharmaceuticals and consumer healthcare products. The company's products include branded and generic ethical pharmaceuticals, biologicals, nutritionals and animal biologicals and pharmaceuticals.

   American International Group, Inc. American International Group, Inc., through its subsidiaries, provides a variety of insurance and insurance-related services in the United States and overseas. The company writes property and casualty and life insurance, as well as provides financial services.

    Anheuser-Busch Companies, Inc. Anheuser-Busch Companies, Inc. produces and distributes beer under brand names such as Budweiser, Michelob, and Busch. The company also manufactures beverage cans, recycles aluminum cans for conversion into new can sheet, manufactures labels, and operates rice milling and barley seed processing plants. In addition, Anheuser-Busch owns and operates theme parks.

   Automatic Data Processing, Inc. Automatic Data Processing, Inc. provides computerized transaction processing, data communications, software, and information services. The company also provides payroll services and human resource information systems, as well as offers securities transaction processing and investor communications services.

    The Coca-Cola Company. The Coca-Cola Company manufactures, markets, and distributes soft drink concentrates and syrups. The company also distributes and markets juice and juice-drink products. Coca-Cola distributes its products under brand names such as Coca-Cola, Minute Maid, and Sprite to retailers and wholesalers in the United States and internationally.

    Colgate-Palmolive Company. Colgate-Palmolive Company is a consumer products company that markets its products throughout the world. The company's products include toothpaste, toothbrushes, shampoos, deodorants, bar and liquid soaps, dishwashing liquid, and laundry products, among others. Colgate-Palmolive's products are sold under brand names such as Colgate, Palmolive, Mennen, Ajax, and Science Diet.

   ConAgra Foods, Inc. ConAgra Foods, Inc. is a food company that manufactures and markets products for retail consumers, restaurants, and institutions. The company's products include brands such as Hunt's, Healthy Choice, Banquet, Bumble Bee, Butterball, Peter Pan, and Swiss Miss. ConAgra conducts operations in countries around the world.

   Crown Cork & Seal Company, Inc. Crown Cork & Seal Company, Inc. manufactures packaging products for consumer goods. The company's products include metal cans and plastic packaging products, plastic containers, metal specialty and promotional packaging products, composite containers, and a variety of closures and dispensing systems.

    Emerson Electric Company. Emerson Electric Company manufactures and markets electrical, electromechanical, and electronic products and systems. The company produces a variety of products, including process control, industrial automation, electronics, appliance components, and electric motors. Emerson sells its products around the world.

   General Mills, Inc. General Mills, Inc. manufactures and markets consumer food products. The company's products include Cheerios cereal, Betty Crocker dessert mixes, Pop Secret microwave popcorn, Gold Medal flour, and Yoplait yogurt. General Mills also has joint venture operations focused on ready-to-eat cereals, helper dinner mixes and snack foods worldwide.

    The Gillette Company. The Gillette Company manufactures male and female grooming products, writing instruments and correction products, toothbrushes and oral care appliances, and alkaline batteries. The company's products include blades, razors, shaving preparations, and hair epilation devices. Gillette's products are sold worldwide.

   International Flavors & Fragrances Inc. International Flavors & Fragrances Inc. creates and manufactures flavor and fragrance products. The company's fragrance products are sold to manufacturers of perfumes, cosmetics, soaps and detergents, and its flavor products to manufacturers of prepared foods, beverages, dairy foods, pharmaceuticals, and confectionery products.

    Johnson & Johnson. Johnson & Johnson manufactures health care products and provides related services for the consumer, pharmaceutical, and medical devices and diagnostics markets. The company sells products such as skin and hair care products, acetaminophen products, pharmaceuticals, diagnostic equipment, and surgical equipment in countries located around the world.

    Kimberly-Clark Corporation. Kimberly-Clark Corporation manufactures tissue, personal care, and health care products, as well as business, correspondence, and technical papers. The company sells its products under brand names such as Huggies, Depend, Kotex, Kleenex, Tecnol, and Page. Kimberly-Clark sells its products around the world.

    McDonald's Corporation. McDonald's Corporation develops, operates, franchises and services a worldwide system of restaurants. These restaurants prepare, assemble, package and sell a limited menu of quickly-prepared, moderately-priced foods. The company operates restaurants in the United States and worldwide. Food items include hamburgers, chicken, salads, breakfast foods, and beverages.

   Medtronic, Inc. Medtronic, Inc. provides device-based therapies that restore health, extend life, and alleviate pain. The company's principal products include those for bradycardia pacing, tachyarrhythmia management, atrial fibrillation management, heart failure management, heart valve replacement, malignant and non-malignant pain, and movement disorders. Medtronic's products are sold worldwide.

   Merck & Company, Inc. Merck & Company, Inc. is a global pharmaceutical company that discovers, develops manufactures, and markets a broad range of human and animal health products. The company also provides pharmaceutical benefit services. Merck's products include Zocor, a treatment for elevated cholesterol, Pepcid anti-ulcerant, Primaxin antibiotic, and Propecia, a treatment for male pattern hair loss.

   Newell Rubbermaid, Inc. Newell Rubbermaid, Inc. manufactures and markets consumer products which are sold through a variety of retail and wholesale distribution channels. The company's products include housewares, juvenile products, home furnishings, office products, and hair accessories. Newell Rubbermaid's products are sold under the Calphalon, Rubbermaid, Goody, Levolor, Berol, and other brand names.

    PepsiCo, Inc. PepsiCo, Inc. operates worldwide soft drink, juice, and snack food businesses. The company manufactures, sells, and distributes beverages such as Pepsi-Cola, Slice, and Tropicana Pure Premium, as well as snack foods such as LAY'S potato chips, DORITOS tortilla chips, and Rold Gold pretzels. PepsiCo owns the international rights to the brand Seven-Up.

   Philip Morris Companies, Inc. Philip Morris Companies, Inc., through its subsidiaries, manufactures and sells a variety of consumer products. The company provides tobacco products, as well as packaged foods such as cheese, processed meat products, coffee, and grocery products. Philip Morris also provides a variety of beer and brewed non-alcohol beverages. The company's products are sold worldwide.

    The Procter & Gamble Company. The Procter & Gamble Company manufactures and markets consumer products in countries throughout the world. The company provides products in the laundry and cleaning, paper, beauty care, food and beverage, and health care segments. Procter & Gamble's products include Pampers diapers, Tide laundry detergent, PUR drinking water systems, Crest toothpaste, and Vicks cough/cold products.

   Safeway, Inc. Safeway, Inc. operates a retail food and drug chain in the U.S. and Canada under the Safeway, Carr-Gottstein, Dominick's, Genuardi's, Randall/Tom Thumb, and Vons names. The company also has a network of distribution, manufacturing, and food processing facilities. In addition, Safeway holds a 49% interest in Casa Ley, S.A. de C.V., an operator of food and general merchandise stores in Mexico.

    Schering-Plough Corporation. Schering-Plough Corporation is a worldwide pharmaceutical company that discovers and markets new therapies and treatment programs. The company's core product groups include allergy/respiratory, anti-infective/anticancer, dermatologicals, and cardiovasculars, as well as an animal health business. Schering-Plough also conducts health management programs and sells other consumer products.

    SYSCO Corporation. SYSCO Corporation is a foodservice marketing and distribution organization, providing food and related products and services to customers in the United States and portions of Canada. The company also distributes personal care guest amenities, housekeeping supplies, room accessories, and textiles to the lodging industry. In addition, SYSCO supplies health and beauty aid products.

   W.W. Grainger, Inc. W.W. Grainger, Inc. distributes maintenance, repair and operating supplies, and related information to the commercial, industrial, contractor, and institutional markets in North America. The company's products include motors, HVAC equipment, lighting, hand and power tools, pumps, and electrical equipment.

    Walgreen Company. Walgreen Company operates retail drugstores. The company's stores sell prescription and nonprescription drugs, general merchandise, liquor and beverages, cosmetics, and tobacco products. Walgreen operates stores in the United States and Puerto Rico.

    Wal-Mart Stores, Inc. Wal-Mart Stores, Inc. operates discount stores and Supercenters, as well as Sam's Clubs. The company's Wal-Mart discount stores and Supercenters offer merchandise such as apparel, housewares, small appliances, electronics, and hardware. Wal-Mart operates in the United States, Canada, Argentina, Brazil, Germany, Mexico, and Puerto Rico, as well as joint ventures in China and Korea.

    The Walt Disney Company. The Walt Disney Company, an entertainment company, conducts operations in media networks, studio entertainment, theme parks and resorts, consumer products, and Internet and direct marketing. The company produces motion pictures, television programs, and musical recordings, as well as publishes books and magazines. Disney also operates ABC radio and television and theme parks.

    Morgan Stanley High-Technology 35 IndexSM Portfolios

   Amazon.com, Inc. Amazon.com, Inc., an online retailer, sells books, music, videotapes, audio-tapes, and other products. The company offers a catalog of approximately three million titles, search and browse features, e-mail services, personalized shopping services, Web-based credit card payment, and direct shipping to customers.

    AOL Time Warner, Inc. AOL Time Warner, Inc. is a global company delivering entertainment, news, and Internet brands across converging media platforms. The company conducts operations in cable systems, interactive services, publishing, music, cable networks, and filmed entertainment. AOL Time Warner's brands include Time Warner Cable, HBO, Turner, America Online, WB, CNN, New Line Cinema, and TimeInc.

   Applied Materials, Inc. Applied Materials, Inc. develops, manufactures, markets, and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry. The company's customers include semiconductor wafer manufacturers and semiconductor integrated circuit manufacturers.


   Automatic Data Processing, Inc. Automatic Data Processing, Inc. provides computerized transaction processing, data communications, software, and information services. The company also provides payroll services and human resource information systems, as well as offers securities transaction processing and investor communications services.

    Broadcom Corporation. Broadcom Corporation provides integrated silicon solutions that enable broadband digital data transmission of voice, data, and video content to the home and within the business enterprise. The company designs, develops, and supplies integrated circuits for cable set-top boxes, cable modems, high-speed networking, direct satellite and digital broadcast, and digital subscriber line.

   Cisco Systems, Inc. Cisco Systems, Inc. supplies data networking products to the corporate enterprise and public wide area service provider markets. The company's products offer a variety of end-to-end networking hardware, software, and services. Cisco's clients include utilities, corporations, universities, governments, and small to medium-size businesses worldwide.

    Compaq Computer Corporation. Compaq Computer Corporation, an information technology company, develops and markets hardware, software, solutions, and services. The company's products and solutions include enterprise computing solutions, fault-tolerant business-critical solutions, networking and communication products, commercial desktop and portable products, and consumer personal computers.

   Computer Associates International, Inc. Computer Associates International, Inc. designs, develops, markets, licenses, and supports standardized computer software products. The company's products are used with mainframe computers and in client/server environments. Computer Associates offers various enterprise systems management, information management, and business applications solutions to a variety of organizations.

    Dell Computer Corporation. Dell Computer Corporation designs, develops, manufactures, markets, services, and supports a variety of computer systems. Computer systems include desktop computer systems, notebook computers, workstations, network servers, and storage products. The company sells its products and services to corporate, government, healthcare, and education customers, as well as individuals.

   Electronic Arts, Inc. Electronic Arts, Inc. creates, markets, and distributes interactive entertainment software for a variety of hardware platforms. The company markets its products under the Electronic Arts, EA SPORTS, Maxis, ORIGIN, Bullfrog Productions, Westwood Studios, and Jane's Combat Simulations brand names.

    Electronic Data Systems Corporation. Electronic Data Systems Corporation offers systems and technology services, business process management, management consulting, and electronic business. The company's services include the management of computers, networks, information systems, information processing facilities, business operations, and related personnel.

    EMC Corporation. EMC Corporation provides enterprise storage systems, software, networks, and services. The company's products store, retrieve, manage, protect, and share information from all major computing environments, including UNIX, Windows NT, and mainframe platforms. EMC operates offices around the world.

    Hewlett-Packard Company. Hewlett-Packard Company provides imaging and printing systems, computing systems, and information technology services for business and home. The company's products include laser and inkjet printers, scanners, copiers and faxes, personal computers, workstations, storage solutions, and other computing and printing systems. Hewlett-Packard sells its products worldwide.

    Intel Corporation. Intel Corporation designs, manufactures, and sells computer components and related products. The company's major products include microprocessors, chipsets, embedded processors and micro-controllers, flash memory products, graphics products, network and communications products, systems management software, conferencing products, and digital imaging products.

    International Business Machines Corporation (IBM). International Business Machines Corporation (IBM) provides customer solutions through the use of advanced information technology. The company's solutions include technologies, systems, products, services, software, and financing. IBM offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

   Intuit, Inc. Intuit, Inc. develops and markets software products and related services. The company provides software units that allow households and small businesses to automate financial tasks, including accounting and personal finances. Intuit also offers supplies, checks and invoices, and financial services. The company sells its products worldwide.

    JDS Uniphase Corporation. JDS Uniphase Corporation provides advanced fiber-optic components and modules. The company's products are sold to telecommunications and cable television system providers worldwide. Products include semiconductor lasers, high-speed external modulators, transmitters, amplifiers, couplers, multiplexers, and optical switches. JDS also designs, manufactures, and markets laser subsystems.

   Juniper Networks, Inc. Juniper Networks, Inc. provides Internet infrastructure solutions for Internet service providers and other telecommunications service providers. The company delivers next generation Internet backbone routers that are designed for service provider networks.

   Lucent Technologies, Inc. Lucent Technologies, Inc. designs, builds, and delivers a wide range of public and private networks, communications systems and software, and data networking systems. The company also designs, builds, and delivers business telephone systems and microelectronic components. Lucent conducts its research and development activities through Bell Laboratories.

   Micron Technology, Inc. Micron Technology, Inc., through its subsidiaries, manufactures and markets semiconductor memory and enhancement products. The company's products include dynamic random access memory chips (DRAMs), static random access memory chips (SRAMs), Flash memory devices, memory modules, graphic accelerators, and personal and network computer systems.

    Microsoft Corporation. Microsoft Corporation develops, manufactures, licenses, sells, and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software. Microsoft also develops the MSN network of Internet products and services.

   Motorola, Inc. Motorola, Inc. provides integrated communications solutions and embedded electronic solutions. The company offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems, as well as networking and Internet-access products. Customers include consumers, network operators, and commercial, government, and industrial customers.

    Nortel Networks Corporation. Nortel Networks Corporation is an Internet and communications provider with capabilities spanning optical, wireless, local Internet, and electronic business. The company serves carrier, service provider, and enterprise customers around the world. Nortel provides access products, business applications and services, data and Internet products, and other products and services.

    Oracle Corporation. Oracle Corporation supplies software for enterprise information management. The company offers databases and relational servers, application development and decision support tools, and enterprise business applications. Oracle's software runs on network computers, personal digital assistants, set-top devices, workstations, PCs, minicomputers, mainframes, and massively parallel computers.

   Palm, Inc. Palm, Inc. provides handheld computing devices. The company develops, designs, and markets its Palm-branded handheld devices. The Palm product family offers HotSync synchronization technology, pen-based input technology, and personal information management applications such as datebook and address book.

    Parametric Technology Corporation. Parametric Technology Corporation develops, markets, and supports integrated product development and processes lifecycle management solutions. The company's software solutions are used worldwide.

    PeopleSoft, Inc. PeopleSoft, Inc. designs, develops, markets, and supports enterprise application software products. The company's products are used throughout large and medium sized organizations and higher education institutions, as well as government agencies.

    Solectron Corporation. Solectron Corporation provides integrated solutions that span the entire product life cycle. The company provides pre-production planning and design, manufacturing, distribution, and end-of-life product service and support to electronics original equipment manufacturers around the world.

    STMicroelectronics N.V. STMicroelectronics N.V. designs, develops, manufactures, and markets semiconductor integrated circuits and discrete devices. The company's products are used in the telecommunications, consumer, automotive, computer, and industrial sectors. Customers are located in North America, Europe, Asia/Pacific, and Japan.

   Sun Microsystems, Inc. Sun Microsystems, Inc. provides products, services, and support solutions for building and maintaining network computing environments. The company sells scalable computer systems, high-speed microprocessors, and a complete line of high-performance software for operating network computing equipment and storage products. Sun also provides support, education, and professional services.

   Sycamore Networks, Inc. Sycamore Networks, Inc. develops and markets software-based optical networking products. The company's customers include local exchange carriers, incumbent local exchange carriers, long distance carriers, Internet service providers, cable operators, international telephone companies, and wholesale carriers.

   Tellabs, Inc. Tellabs, Inc. designs, manufactures, markets, and services voice, data, and video transport and network access systems. The company's products are used worldwide by public telephone companies, long-distance carriers, alternate service providers, cellular service providers, cable operators, government agencies, utilities, and business end-users.

   Texas Instruments, Inc. Texas Instruments, Inc. is a global semiconductor company that designs and supplies digital signal processing and analog technologies. The company also operates materials and controls, and educational and productivity solutions businesses. Texas Instruments has manufacturing or sales operations in countries around the world.

   Xilinx, Inc. Xilinx, Inc. designs, develops, and markets complete programmable logic solutions. The company's solutions include advanced integrated circuits, software design tools, predefined system functions delivered as cores of logic, and field engineering support. Xilinx sells its products through several channels of distribution to customers in the United States and overseas.

   Yahoo!, Inc. Yahoo!, Inc., a global Internet media company, offers an online guide to Web navigation, aggregated information content, communication services, and commerce. The company's site includes a hierarchical, subject-based directory of Web sites, which enables users to locate and access desired information and services through hypertext links included in the directory

    Semiconductor Portfolio

   Advanced Micro Devices, Inc. Advanced Micro Devices, Inc. supplies integrated circuits for the personal and networked computer and communications markets. The company produces processors, flash memories, and programmable logic devices and products for communications and networking applications.

    Altera Corporation. Altera Corporation designs, manufactures, and markets programmable logic devices and associated development tools. Programmable logic devices are semiconductor integrated circuits that offer on-site programmability to customers. The company's products, including a variety of programmable logic devices, serve the telecommunications, data communications, and industrial applications markets.

   Analog Devices, Inc. Analog Devices, Inc. designs, manufactures, and markets integrated circuits used in analog and digital signal processing. The company's products are used in communications, computer, industrial, instrumentation, military/aerospace, automotive, and high-performance consumer electronics applications. Analog Devices sells its products worldwide.

   Applied Materials, Inc. Applied Materials, Inc. develops, manufactures, markets, and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry. The company's customers include semiconductor wafer manufacturers and semiconductor integrated circuit manufacturers.

    ASM Lithography Holding N.V. ASM Lithography Holding N.V. develops, manufactures, markets, and services photolithography projection systems, known as wafer steppers and step and scan. The company supplies its products to integrated circuit manufacturers that use them to produce semiconductors. ASM's customers are located in the United States, Asia, and western Europe.

    Broadcom Corporation. Broadcom Corporation provides integrated silicon solutions that enable broadband digital data transmission of voice, data, and video content to the home and within the business enterprise. The company designs, develops, and supplies integrated circuits for cable set-top boxes, cable modems, high-speed networking, direct satellite and digital broadcast, and digital subscriber line.

   Conexant Systems, Inc. Conexant Systems, Inc. provides semiconductor products for communications electronics. The company offers products for use in wireless communications, network access, network processing, digital entertainment, personal imaging, and personal computing. Conexant has design, engineering, marketing, sales, and service facilities in the United States and other countries around the world.

   Cymer, Inc. Cymer, Inc. supplies excimer laser illumination sources for use in deep ultraviolet photolithography systems. The company's lasers are incorporated into step-and-repeat and step-and-scan photolithography systems for use in the manufacture of semiconductors.

   DuPont Photomasks, Inc. DuPont Photomasks, Inc. produces and supplies photomasks to customers in the semiconductor industry. Photomasks are high-purity quartz or glass plates containing precision images of integrated circuits and are used as masters by semiconductor manufacturers. The company has manufacturing facilities in North America, Europe, and Asia and sells its products globally.

    Infineon Technologies AG. Infineon Technologies AG designs, manufactures, and markets semiconductors and related products. The company's products include microprocessors, memory components, microcontrollers, integrated circuits, digital and analog sensors, and fiber optics. Infineon markets its products to the communications, automotive, industrial, and consumer electronics sectors.

   Integrated Device Technology, Inc. Integrated Device Technology, Inc. designs, develops, manufactures, and markets a variety of semiconductor products and modules. Applications for the company's products include data and telecommunications equipment, storage area networks, networked peripherals and servers, and personal computers. The company markets its products on a worldwide basis primarily to original equipment manufacturers.

    Intel Corporation. Intel Corporation designs, manufactures, and sells computer components and related products. The company's major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, systems management software, conferencing products, and digital imaging products.

    KLA-Tencor Corporation. KLA-Tencor Corporation manufactures yield management and process monitoring systems for the semiconductor industry. The company's systems are used to analyze product and process quality at critical steps in the manufacture of circuits and provide feedback so that fabrication problems can be identified. KLA-Tencor operates sales, service, and application centers worldwide.

    Lattice Semiconductor Corporation. Lattice Semiconductor Corporation designs, develops, and markets high speed programmable logic devices. The company's products provide electronic systems customers with quickly designed, easily configured components. Lattice markets its products to original equipment manufacturers of communication, computing, industrial, and military systems.

    Linear Technology Corporation. Linear Technology Corporation designs, manufactures, and markets a line of linear integrated circuits. The company's products are used in a variety of applications including telecommunications, cellular telephones, networking products and satellite systems, notebook and desktop computers, computer peripherals, video/multimedia, and military and space systems.

    LSI Logic Corporation. LSI Logic Corporation designs, develops, manufactures, and markets integrated circuits and storage systems. The company offers products and services for a variety of electronic systems applications that are marketed to original equipment manufacturers in the networking, telecommunications and wireless, computers, consumer products, and storage industries.

   Maxim Integrated Products, Inc. Maxim Integrated Products, Inc. designs, develops, manufactures, and markets a broad range of linear and mixed-signal integrated circuits. The company also provides a range of high-frequency design processes and capabilities that can be used in custom design.

   Micron Technology, Inc. Micron Technology, Inc., through its subsidiaries, manufactures and markets semiconductor memory and enhancement products. The company's products include dynamic random access memory chips (DRAMs), static random access memory chips (SRAMs), Flash memory devices, memory modules, graphic accelerators, and personal and network computer systems.

   Motorola, Inc. Motorola, Inc. provides integrated communications solutions and embedded electronic solutions. The company offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems, as well as networking and Internet-access products. Customers include consumers, network operators, and commercial, government, and industrial customers.

   Novellus Systems, Inc. Novellus Systems, Inc. manufactures, markets, and services advanced automated wafer fabrication systems for the deposition of thin films. The company supplies deposition systems used in the fabrication of integrated circuits. Novellus has subsidiaries in the United Kingdom, France, Germany, China, Japan, the Netherlands, Singapore, and Taiwan.

    NVIDIA Corporation. NVIDIA Corporation designs, develops, and markets three dimensional (3D) graphics processors and related software. The company's products provide interactive 3D graphics to the mainstream personal computer market.

   Photronics, Inc. Photronics, Inc. manufactures photomasks, which are high precision quartz plates that contain microscopic images of electronic circuits. The company's products are used to transfer circuit patterns onto semiconductor wafers during the fabrication of integrated circuits. Photronics operates manufacturing facilities in Asia, Europe, and North America.

    QUALCOMM, Inc. QUALCOMM, Inc. develops and delivers digital wireless communications products and services based on the company's CDMA digital technology. The company's business areas include integrated CDMA chipsets and systems software, technology licensing, Eudora email software for Windows and Macintosh platforms, and satellite based systems including Omnitracs and Globalstar systems.

    RF Micro Devices, Inc. RF Micro Devices, Inc. designs, develops, and markets proprietary radio frequency integrated circuits. The company's products are used for wireless communications applications such as cellular and PCS, cordless telephony, wireless LANs, wireless local loop, industrial radios, wireless security and remote meter reading.

   Rudolph Technologies, Inc. Rudolph Technologies, Inc. designs, develops, manufactures, and supports process control metrology systems used in semiconductor device manufacturing. The company offers families of proprietary systems for both transparent and opaque thin film measurement in various applications across the semiconductor fabrication process.

    Semtech Corporation. Semtech Corporation designs, manufactures, and markets a wide range of analog and mixed-signal semiconductors, including integrated circuits, discrete circuits, and assembly products. The company's devices are used in computer, communications, industrial, military-aerospace, and automotive applications.

    Sony Corporation. Sony Corporation develops and manufactures consumer and industrial electronic equipment. The company's products include audio & video equipment, televisions, computers & computer peripherals, telecommunication equipment, semiconductors, and electronic components. The company also operates game & music software, movies & TV, and insurance businesses. Sony has many associated companies.

    STMicroelectronics N.V. STMicroelectronics N.V. designs, develops, manufactures, and markets semiconductor integrated circuits and discrete devices. The company's products are used in the telecommunications, consumer, automotive, computer, and industrial sectors. Customers are located in North America, Europe, Asia/Pacific, and Japan.

   Teradyne, Inc. Teradyne, Inc. manufactures automatic test systems and related software for the electronics and communications industries. The company's products include systems to test semiconductors, circuit boards, telephone lines and networks, and software. Teradyne also manufactures backplanes and associated connectors used in electronic systems.

   Texas Instruments, Inc. Texas Instruments, Inc. is a global semiconductor company that designs and supplies digital signal processing and analog technologies. The company also operates materials and controls, and educational and productivity solutions businesses. Texas Instruments has manufacturing or sales operations in countries around the world.

    TriQuint Semiconductor, Inc. TriQuint Semiconductor, Inc. designs, develops, manufactures, and markets a variety of high performance analog and mixed signal integrated circuits for the communications markets. The company utilizes its proprietary gallium arsenide technology to enable its products to overcome the performance barriers of silicon devices in various applications. TriQuint's products are sold worldwide.

   Varian Semiconductor Equipment Associates, Inc. Varian Semiconductor Equipment Associates, Inc. designs, manufactures, markets, and services semiconductor processing equipment used in the fabrication of integrated circuits. The company supplies ion implantation systems used to manufacture semiconductor chips.

   Xilinx, Inc. Xilinx, Inc. designs, develops, and markets complete programmable logic solutions. The company's solutions include advanced integrated circuits, software design tools, predefined system functions delivered as cores of logic, and field engineering support. Xilinx sells its products through several channels of distribution to customers in the United States and overseas.

    Tele-Global Portfolios

    AOL Time Warner, Inc. AOL Time Warner, Inc. is a global company delivering entertainment, news, and Internet brands across converging media platforms. The company conducts operations in cable systems, interactive services, publishing, music, cable networks, and filmed entertainment. AOL Time Warner's brands include Time Warner Cable, HBO, Turner, America Online, WB, CNN, New Line Cinema, and TimeInc.

   Check Point Software Technologies, Limited. Check Point Software Technologies, Limited provides Internet security. The company's secure virtual network (SVN) architecture provides the infrastructure that enables secure and reliable Internet communications. SVN secures business-to-business communications between networks, systems, applications, and users across the Internet, intranets, and extranets.

   China Mobile (Hong Kong), Limited. China Mobile (Hong Kong), Limited, through its subsidiaries, provides cellular telecommunication services in the People's Republic of China.

    CIENA Corporation. CIENA Corporation provides optical networking equipment. The Company offers products for tele- and data-communications service providers worldwide. CIENA's customers include long distance carriers, competitive local exchange carriers, Internet service providers, and wholesale carriers. The company offers optical transport, intelligent switching, and multi-service delivery systems.

   Cisco Systems, Inc. Cisco Systems, Inc. supplies data networking products to the corporate enterprise and public wide area service provider markets. The company's products offer a variety of end-to-end networking hardware, software, and services. Cisco's clients include utilities, corporations, universities, governments, and small to medium-size businesses worldwide.

   Comverse Technology, Inc. Comverse Technology, Inc. designs, manufactures, markets, and supports computer and telecommunications systems and software for multimedia communications and information processing applications. The company's products are used in a variety of applications by fixed and wireless telephone network operators, government agencies, call centers, financial and institutions.

    Deutsche Telekom AG. Deutsche Telekom AG owns, operates, and leases public telecommunications networks and offers network applications services. The company provides local and long distance telephone services and integrated voice and data digital services, and maintains a large cable televison network. Deutsche Telekom also offers mobile, paging, and on-line services to German and non-German customers.

   Extreme Networks, Inc. Extreme Networks, Inc. provides switching solutions for local area networks (LAN). The company uses its custom ASICs and a common hardware, software, and management architecture to offer customers LAN solutions.

   Juniper Networks, Inc. Juniper Networks, Inc. provides Internet infrastructure solutions for Internet service providers and other telecommunications service providers. The company delivers next generation Internet backbone routers that are designed for servic provider networks.

    Korea Telecom Corporation. Korea Telecom Corporation provides telecommunication services including local, long distance, and international calling, satellite communication, data transmission, and wireless telephone services in South Korea. The company also offers network portal and high-speed Internet access services using asymmetric digital subscriber lines (ADSLs).

    Linear Technology Corporation. Linear Technology Corporation designs, manufactures, and markets a line of linear integrated circuits. The company's products are used in a variety of applications including telecommunications, cellular telephones, networking products and satellite systems, notebook and desktop computers, computer peripherals, video/multimedia, and military and space systems.

   Micromuse, Inc. Micromuse, Inc. provides service-level management software. The company's Netcool suite of applications is used by managed network service providers, Internet service providers, telecommunications firms, and corporate enterprises worldwide.

   Motorola, Inc. Motorola, Inc. provides integrated communications solutions and embedded electronic solutions. The company offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems, as well as networking and Internet-access products. Customers include consumers, network operators, and commercial, government, and industrial customers.

    Newport Corporation. Newport Corporation supplies high-precision test, measurement, and automation systems and subsystems. The company's systems enable manufacturers of fiber optic components, semiconductor capital equipment, industrial metrology, aerospace, and other high-precision products to automate manufacturing processes and enhance product performance.

    Nippon Telegraph and Telephone Corporation (NTT). Nippon Telegraph and Telephone Corporation (NTT) provides a variety of telecommunication services, including telephone, telegraph, leased circuits, data communication, terminal equipment sales, and related services. The company provides both local and long distance telephone services within Japan.

    Nokia Oyj. Nokia Oyj is an international telecommunications company. The company develops and manufactures mobile phones and networks and systems for cellular and fixed networks. Nokia also develops and supplies access networks, multimedia equipment and other telecom related products. The company markets its products and services worldwide.

    Nortel Networks Corporation. Nortel Networks Corporation is an Internet and communications provider with capabilities spanning optical, wireless, local Internet, and electronic business. The company serves carrier, service provider, and enterprise customers around the world. Nortel provides access products, business applications and services, data, Internet, and other products and services.

    QUALCOMM, Inc. QUALCOMM, Inc develops and delivers digital wireless communications products and services based on the company's CDMA digital technology. The company's business areas include integrated CDMA chipsets and systems software, technology licensing, Eudora email software for Windows and Macintosh platforms, and satellite based systems including Omnitracs and Globalstar systems.

   Qwest Communications International, Inc. Qwest Communications International, Inc. provides broadband Internet-based data, voice, and image communications for businesses and consumers. The company's Qwest Macro Capacity Fiber Network operates in North America. Qwest is also building a high-capacity European fiber optic, Internet-based network with its joint venture partner.

   Sonus Networks, Inc. Sonus Networks, Inc. provides voice infrastructure products. The company's hardware and software enables customers to deploy an integrated, packet-base network carrying both voice and data traffic. Sonus markets and sells its products to service providers, including long distance carriers, wholesale carriers, Internet service providers, and cable operators.

    Sprint Corporation. Sprint Corporation provides telecommunications services. The company's principal activities include long distance service, local service, product distribution, and directory publishing activities. Sprint's other activities include emerging businesses, interests in international telecommunications companies, and interest in an Internet service provider.

    STMicroelectronics N.V. STMicroelectronics N.V. designs, develops, manufactures, and markets semiconductor integrated circuits and discrete devices. The company's products are used in the telecommunications, consumer, automotive, computer, and industrial sectors. Customers are located in North America, Europe, Asia/Pacific, and Japan.

    Telefonaktiebolaget LM Ericsson AB. Telefonaktiebolaget LM Ericsson AB develops and manufactures products for wired and mobile communications in public and private networks. The company produces digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems, and business systems. Ericsson produces and markets worldwide.

    Telefonica, S.A. Telefonica, S.A. is a telecommunications and multimedia company based in Spain. The company provides services in Argentina, Brazil, Puerto Rico, Austria, Morocco, and elsewhere. Telefonica offers fixed-line and mobile phone services, data transmission, Internet services and multimedia communications. The company holds a majority interest in Terra Networks and Telefonica Publicidad e Informacion.

    Telefonos de Mexico SA de CV (Telmex). Telefonos de Mexico SA de CV (Telmex) provides local, long-distance, and cellular telephone services, and Internet access throughout Mexico. The company also offers other telecommunications and telecommunications-related services such as directory assistance, data transmission, and paging services.

    TELUS Corporation. TELUS Corporation is a telecommunications company providing a variety of communications products and services. The company provides voice, data, Internet, advertising, and wireless services to businesses and consumers in Canada.

   Texas Instruments, Inc. Texas Instruments, Inc. is a global semiconductor company that designs and supplies digital signal processing and analog technologies. The company also operates materials and controls, and educational and productivity solutions businesses. Texas Instruments has manufacturing or sales operations in countries around the world.

    UTStarcom, Inc. UTStarcom, Inc. provides communications equipment for service providers that operate wireless and wireline networks. The company's integrated suite of network access systems, optical transmission products, and subscriber terminal products allows service providers to offer scalable voice, data, and Internet access services.

    VeriSign, Inc. VeriSign, Inc. provides Internet trust services needed by websites, enterprises, electronic commerce providers, and individuals to conduct electronic commerce and communications over Internet protocol networks. The company also provides Internet domain registration services for Web addresses ending in .com, .net, .org, and .edu. In addition, VeriSign provides Internet technology services.

   Verizon Communications, Inc. Verizon Communications, Inc. provides wireline voice and data services, wireless services, Internet services, and published directory information. The company also provides network services for the federal government including business phone lines, data services, telecommunications equipment, and payphones. Verizon has operations worldwide.

    Videsh Sanchar Nigam, Limited. Videsh Sanchar Nigam, Limited provides international telecommunications services. The company provides international telephone, telex and telegraphy services, international maritime mobile communications, INTELSAT business service and bureau fax and t-fax services. The company also provides internet access, electronic mail and electronic data interchange services.

    Vivendi Universal SA. Vivendi Universal SA operates music, television and film, publishing, Internet, telecommunications, and environmental services businesses. The company records and publishes music, produces and distributes television programming and movies, publishes textbooks, novels, and computer games, offers telephone, data transmission, and Internet access services, and distributes water.




               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Van Kampen Focus Portfolios, Series 288:


   We have audited the accompanying statements of condition and the related portfolios of Van Kampen Focus Portfolios, Series 288 as of May 15, 2001. The statements of condition and portfolios are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.


   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase securities by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.


   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Portfolios, Series 288 as of May 15, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP
   Chicago, Illinois
   May 15, 2001





                             STATEMENTS OF CONDITION

                               As of May 15, 2001

                                                    Biotechnology    Biotechnology
                                                      & Pharma-        & Pharma-         Focus
                                                      ceutical         ceutical          Value
INVESTMENT IN SECURITIES                              Series A         Series B         Portfolio
                                                  --------------    -------------   --------------
Contracts to purchase Securities (1)              $      149,017    $     149,017   $      149,199
                                                  --------------    -------------   --------------
         Total                                    $      149,017    $     149,017   $      149,199
                                                  ==============    =============   ==============
LIABILITIES AND INTEREST
     OF UNITHOLDERS
Liabilities--
     Organizational costs (2)                     $          179    $         628   $          403
     Deferred sales charge liability (3)                   2,935            5,269            2,939
Interest of Unitholders--
     Cost to investors (4)                               150,530          150,530          150,710
     Less: Gross underwriting commission and
         organizational costs (2)(4)(5)                    4,627            7,410            4,853
                                                  --------------    -------------   --------------
         Net interest to Unitholders (4)                 145,903          143,120          145,857
                                                  --------------    -------------   --------------
     Total                                        $      149,017     $    149,017   $      149,199
                                                  ==============    =============   ==============



(1) The value of the Securities is determined by FT Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.

(2) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Portfolio. The amount of these costs are set forth in the "Summary of Essential Financial Information." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(3) Represents the amount of mandatory distributions from a Portfolio on the bases set forth under "Public Offering".

(4) The aggregate public offering price and the aggregate sales charge are computed on the bases set forth under "Public Offering-- Offering Price".

(5)  Assumes the maximum sales charge.



                             STATEMENTS OF CONDITION

                               As of May 15, 2001


                                                        Great
                                                    International      Internet        Internet
                                                        Firms          Portfolio       Portfolio
INVESTMENT IN SECURITIES                              Portfolio        Series A         Series B
                                                  --------------    -------------   --------------
Contracts to purchase Securities (1)              $      149,203    $     149,470   $      149,470
                                                  --------------    -------------   --------------
         Total                                    $      149,203    $     149,470   $      149,470
                                                  ==============    =============   ==============
LIABILITIES AND INTEREST
     OF UNITHOLDERS
Liabilities--
     Organizational costs (2)                     $          754    $         266   $          566
     Deferred sales charge liability (3)                   5,275            2,944            5,284
Interest of Unitholders--
     Cost to investors (4)                               150,710          150,980          150,980
     Less: Gross underwriting commission and
         organizational costs (2)(4)(5)                    7,536            4,720            7,360
                                                  --------------    -------------   --------------
         Net interest to Unitholders (4)                 143,174          146,260          143,620
                                                  --------------    -------------   --------------
     Total                                        $      149,203    $     149,470   $      149,470
                                                  ==============    =============   ==============



(1) The value of the Securities is determined by FT Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.

(2) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Portfolio. The amount of these costs are set forth in the "Summary of Essential Financial Information." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(3) Represents the amount of mandatory distributions from a Portfolio on the bases set forth under "Public Offering".

(4) The aggregate public offering price and the aggregate sales charge are computed on the bases set forth under "Public Offering-- Offering Price".

(5)  Assumes the maximum sales charge.



                             STATEMENTS OF CONDITION

                               As of May 15, 2001


                                                       Consumer         Consumer        High-Tech
                                                         Index            Index         35 Index
                                                       Portfolio        Portfolio       Portfolio
INVESTMENT IN SECURITIES                               Series A         Series B        Series A
                                                   --------------    -------------   --------------
Contracts to purchase Securities (1)               $      149,031    $     149,031   $      149,223
                                                   --------------    -------------   --------------
         Total                                     $      149,031    $     149,031   $      149,223
                                                   ==============    =============   ==============
LIABILITIES AND INTEREST
     OF UNITHOLDERS
Liabilities--
     Organizational costs (2)                      $          753    $         753   $          216
     Deferred sales charge liability (3)                    2,936            5,269            2,939
Interest of Unitholders--
     Cost to investors (4)                                150,540          150,540          150,740
     Less: Gross underwriting commission and
         organizational costs (2)(4)(5)                     5,198            7,531            4,672
                                                   --------------    -------------   --------------
         Net interest to Unitholders (4)                  145,342          143,009          146,068
                                                   --------------    -------------   --------------
     Total                                         $      149,031    $     149,031   $      149,223
                                                   ==============    =============   ==============




(1) The value of the Securities is determined by FT Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.

(2) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Portfolio. The amount of these costs are set forth in the "Summary of Essential Financial Information." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(3) Represents the amount of mandatory distributions from a Portfolio on the bases set forth under "Public Offering".

(4) The aggregate public offering price and the aggregate sales charge are computed on the bases set forth under "Public Offering-- Offering Price".

(5)  Assumes the maximum sales charge.




                             STATEMENTS OF CONDITION

                               As of May 15, 2001

                                                          High-Tech           Semi-
                                                          35 Index          conductor
                                                          Portfolio         Portfolio       Tele-Global      Tele-Global
INVESTMENT IN SECURITIES                                  Series B          Series A         Series A         Series B
                                                        -------------     -------------    -------------    -------------
Contracts to purchase Securities (1)                   $     149,223     $     149,126    $     149,011    $     149,011
                                                        -------------     -------------    -------------    -------------
     Total                                             $     149,223     $     149,126    $     149,011    $     149,011
                                                        =============     =============    =============    =============

LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
     Organizational costs (2)                          $         599     $         191    $         236    $         576
     Deferred sales charge liability (3)                       5,276             2,937            2,935            5,268
Interest of Unitholders--
     Cost to investors (4)                                   150,740           150,640          150,520          150,520
     Less: Gross underwriting commission
         and organizational costs (2)(4)(5)                    7,392             4,642            4,680            7,353
                                                        -------------     -------------    -------------    -------------
     Net interest to Unitholders (4)                         143,348           145,998          145,840          143,167
                                                        -------------     -------------    -------------    -------------
Total                                                  $     149,223     $     149,126     $    149,011     $    149,011
                                                        =============     =============    =============    =============



(1) The value of the Securities is determined by FT Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.

(2) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Portfolio. The amount of these costs are set forth in the "Summary of Essential Financial Information." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(3) Represents the amount of mandatory distributions from a Portfolio on the bases set forth under "Public Offering".

(4) The aggregate public offering price and the aggregate sales charge are computed on the bases set forth under "Public Offering-- Offering Price".

(5)  Assumes the maximum sales charge.




THE PORTFOLIOS
--------------------------------------------------------------------------------

   The Portfolios were created under the laws of the State of New York pursuant to a Trust Indenture and Trust Agreement (the "Trust Agreement"), dated the date of this Prospectus (the "Initial Date of Deposit"), among Van Kampen Funds Inc., as Sponsor, Van Kampen Investment Advisory Corp., as Supervisor, and The Bank of New York, as Trustee.

   The Portfolios offer investors the opportunity to purchase Units representing proportionate interests in portfolios of actively traded equity securities. A Portfolio may be an appropriate medium for investors who desire to participate in a portfolio of securities with greater diversification than they might be able to acquire individually.

   On the Initial Date of Deposit, the Sponsor deposited delivery statements relating to contracts for the purchase of the Securities and an irrevocable letter of credit in the amount required for these purchases with the Trustee. In exchange for these contracts the Trustee delivered to the Sponsor documentation evidencing the ownership of Units of the Portfolios. Unless otherwise terminated as provided in the Trust Agreement, the Portfolios will terminate on the Mandatory Termination Date and any remaining Securities will be liquidated or distributed by the Trustee within a reasonable time. As used in this Prospectus the term "Securities" means the securities (including contracts to purchase these securities) listed in each "Portfolio" and any additional securities deposited into each Portfolio.

   Additional Units of a Portfolio may be issued at any time by depositing in the Portfolio (i) additional Securities, (ii) contracts to purchase Securities together with cash or irrevocable letters of credit or (iii) cash (or a letter of credit) with instructions to purchase additional Securities. As additional Units are issued by a Portfolio, the aggregate value of the Securities will be increased and the fractional undivided interest represented by each Unit will be decreased. The Sponsor may continue to make additional deposits into a Portfolio following the Initial Date of Deposit provided that the additional deposits will be in amounts which will maintain, as nearly as practicable, the same percentage relationship among the number of shares of each Security in the Portfolio that existed immediately prior to the subsequent deposit (an equal dollar amount of each Security in the Great International Firms Portfolio). Due to round lot requirements in certain foreign securities markets and market value fluctuations, the Great International Firms Portfolio may not be able to invest equally in each Security on the Initial or any subsequent Date of Deposit. Investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the deposit and the purchase of the Securities and because the Portfolios will pay the associated brokerage or acquisition fees.

   Each Unit of a Portfolio initially offered represents an undivided interest in that Portfolio. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in that Portfolio represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in the Portfolio will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

   Each Portfolio consists of (a) the Securities (including contracts for the purchase thereof) listed under the applicable "Portfolio" as may continue to be held from time to time in the Portfolio, (b) any additional Securities acquired and held by the Portfolio pursuant to the provisions of the Trust Agreement and
(c) any cash held in the related Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

OBJECTIVES AND SECURITIES SELECTION
--------------------------------------------------------------------------------

   Each Portfolio seeks to increase the value of your investment by investing in a portfolio of stocks. We cannot guarantee that a Portfolio will achieve its objective. We describe the objective and selection criteria for each Portfolio in the individual Portfolio sections beginning on page 4.

   You should note that we applied the selection criteria to the Securities for inclusion in the Portfolios prior to the Initial Date of Deposit. After the initial selection, the Securities may no longer meet the selection criteria. Should a Security no longer meet the selection criteria, we will generally not remove the Security from its Portfolio.

RISK FACTORS
--------------------------------------------------------------------------------

   Price Volatility. The Portfolios invest in stocks of U.S. and foreign companies. The value of Units will fluctuate with the value of these stocks and may be more or less than the price you originally paid for your Units. The market value of stocks sometimes moves up or down rapidly and unpredictably. Because the Portfolios are unmanaged, the Trustee will not sell stocks in response to market fluctuations as is common in managed investments. In addition, because some Portfolios hold a relatively small number of stocks, you may encounter greater market risk than in a more diversified investment. As with any investment, we cannot guarantee that the performance of a Portfolio will be positive over any period of time.

   Dividends. Common stocks represent ownership interests in the issuers and are not obligations of the issuers. Accordingly, common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer's board of directors and the amount of any dividend may vary over time.

   Index Correlation. The Morgan Stanley High-Technology 35 IndexSM and Morgan Stanley Consumer IndexSM Portfolios invest in stocks from the Morgan Stanley High-Technology 35 IndexSM and the Morgan Stanley Consumer IndexSM selected prior to the date of each Portfolio's formation. The stocks in these Portfolios will not change if the index components, or their weightings within the index, change. The performance of these Portfolios may not correspond with the index for this reason and because the Portfolios incur a sales charge and expenses.

   Industry Concentrations. Each Portfolio invests in a single industry. Any negative impact on the related industry will have a greater impact on the value of Units than on a portfolio diversified over several industries. You should understand the risks of these industries before you invest.

   Telecommunications Issuers. The Tele-Global Portfolios invest significantly in telecommunications companies. These companies are subject to substantial governmental regulation. For example, the United States government and state governments regulate permitted rates of return and the kinds of services that a company may offer. This industry has experienced substantial deregulation in recent years. Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies. Competitive pressures are intense and telecommunications stocks can experience rapid volatility. Certain telecommunications products may become outdated very rapidly. A company's performance can be hurt if the company fails to keep pace with technological advances. Certain smaller companies in the portfolio may involve greater risk than larger, established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade in lower volumes than larger companies. As a result, the prices of these securities may fluctuate more than the prices of other issuers. You should also review the following section discussing technology companies because these companies may involve similar risks.

   Health Care Issuers. The Biotechnology & Pharmaceutical Portfolios invest in health care companies. These issuers include companies involved in advanced medical devices and instruments, drugs and biotec hnology, managed care, hospital management/health services and medical supplies. These companies face substantial government regulation and approval procedures. Congress and the president have proposed a variety of legislative changes concerning health care issuers from time to time. Government regulation, and any change in regulation, can have a significantly unfavorable effect on the price and availability of products and services.

   Drug and medical products companies also face the risk of increasing competition from new products or services, generic drug sales, termination of patent protection for drug or medical supply products and the risk that a product will never come to market. The research and development costs of bringing a new drug or medical product to market are substantial. This process involves lengthy government review with no guarantee of approval. These companies may have losses and may not offer proposed products for several years, if at all. The failure to gain approval for a new drug or product can have a substantial negative impact on a company and its stock.

   Health care facility operators face risks related to demand for services, the ability of the facility to provide required services, confidence in the facility, management capabilities, competition, efforts by insurers and government agencies to limit rates, expenses, the cost and possible unavailability of malpractice insurance, and termination or restriction of government financial assistance (such as Medicare, Medicaid or similar programs).

   Technology Issuers. The Internet, Morgan Stanley High-Technology 35 IndexSM and Semiconductor Portfolios invest in technology companies. These companies include companies that are involved in computer and business services, enterprise software/technical software, Internet and computer software, Internet-related services, networking and telecommunications equipment, telecommunications services, electronics products, server hardware, computer hardware and peripherals, semiconductor capital equipment and semiconductors. These companies face risks related to rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in technology can have a significant negative impact on a company. The failure of a company to introduce new products or technologies or keep pace with rapidly changing technology, can have a negative impact on the company's results. Technology stocks tend to experience substantial price volatility and speculative trading. Announcements about new products, technologies, operating results or marketing alliances can cause stock prices to fluctuate dramatically. At times, however, extreme price and volume fluctuations are unrelated to the operating performance of a company. This can impact your ability to redeem your Units at a price equal to or greater than what you paid.

   The market for certain products may have only recently begun to develop, is rapidly evolving or is characterized by increasing suppliers. Key components of some technology products are available only from limited sources. This can impact the cost of and ability to acquire these components. Some technology companies serve highly concentrated customer bases with a limited number of large customers. Any failure to meet the standard of these customers can result in a significant loss or reduction in sales. Many products and technologies are incorporated into other products. As a result, some companies are highly dependent on the performance of other technology companies. We cannot guarantee that these customers will continue to place additional orders or will place orders in similar quantities as in the past.

   Internet Issuers. The Internet Portfolios invest exclusively in Internet-related technology companies. In addition to the risks discussed under "Technology Issuers", an investment in these companies involves risks such as:

     o    Aggressive product pricing due to new market entrants;

     o    Short product lives;

     o    Earnings projections that fail to materialize; and

     o    Increased volatility.

   Consumer Product and Retail Issuers. The Morgan Stanley Consumer IndexSM Portfolios invest exclusively in companies that manufacture or sell various consumer products. General risks of these companies include the general state of the economy, intense competition and consumer spending trends. A decline in the economy which results in a reduction of consumers' disposable income can negatively impact spending habits. Competitiveness in the retail industry will require large capital outlays for the installation of automated checkout equipment to control inventory, track the sale of items and gauge the success of sales campaigns. Retailers who sell their products over the Internet have the potential to access more consumers, but will require sophisticated technology to remain competitive.

   Foreign Issuers. Because the Great International Firms Portfolio invests significantly in stocks of foreign companies, this Portfolio involves additional risks that differ from an investment in domestic stocks. Other Portfolios may also invest in foreign companies that involve the same risks. These risks include the risk of losses due to future political and economic developments, international trade conditions, foreign withholding taxes and restrictions on foreign investments and exchange of securities. These Portfolios also involve the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks. These Portfolios involve the risk that information about the stocks is not publicly available or is inaccurate due to the absence of uniform accounting and financial reporting standards. In addition, some foreign securities markets are less liquid than U.S. markets. This could cause a Portfolio to buy stocks at a higher price or sell stocks at a lower price than would be the case in a highly liquid market. Foreign securities markets are often more volatile and involve higher trading costs than U.S. markets, and foreign companies, securities markets and brokers are also generally not subject to the same level of supervision and regulation as in the U.S. Certain stocks may be held in the form of American Depositary Receipts or other similar receipts ("ADRs"). ADRs represent receipts for foreign common stock deposited with a custodian (which may include the Trustee). The ADRs in the Portfolios, if any, trade in the U.S. in U.S. dollars and are registered with the Securities and Exchange Commission. ADRs generally involve the same types of risks as foreign common stock held directly. Some ADRs may experience less liquidity than the underlying common stocks traded in their home market.

   Europe. The Great International Firms Portfolio invests significantly in stocks of European companies. This Portfolio involves additional risks that differ from an investment in United States companies. In recent years, many European countries have participated in the European Economic and Monetary Union
(EMU) seeking to develop a unified European economy. For this reason and others, many European countries have experienced significant political, social and economic change in recent years. Any negative consequences resulting from these changes could affect the value of your Portfolio.

   On January 1, 1999, eleven EMU member countries introduced a new European currency called the Euro. This may result in uncertainties for European securities markets and operation of your Portfolio. This introduction requires the redenomination of European debt and equity securities over a period of time. This could result in various accounting differences and/or tax treatments that otherwise would not likely occur. As part of the Euro conversion, participating countries will no longer control their own monetary policies by directing independent interest rates or currency transactions. Instead, a new European Central Bank has authority to direct monetary policy, including money supply of the national currencies of the participating countries to the Euro. Certain EMU members, including the United Kingdom, are not implementing the Euro at this time. This could raise additional questions and complications within European markets. European markets could face significant difficulties if the Euro introduction does not take place as planned. These difficulties could include such things as severe currency fluctuations and market disruptions. No one can predict whether all phases of the conversion will take place as scheduled or whether future difficulties will occur. No one can predict the impact of the conversion. All of these issues could have a negative impact on the value of your Units.

   Pacific Region. The Great International Firms Portfolio may invest significantly in stocks of companies from Pacific region countries. This Portfolio involves additional risks that differ from an investment in United States companies. Social, political and economic instability has been significantly greater in Pacific region countries than that typically associated with the United States and Western European countries. Any instability could significantly disrupt Pacific region markets and could adversely affect the value of Units. Pacific region countries are in various stages of economic development. Some economies are substantially less developed than the U.S. economy. Adverse conditions in these countries can negatively impact the economies of countries in the region with more developed markets.

   Many of these countries depend significantly on international trade. As a result, protective trade barriers and the economic condition of their trading partners can hurt these economies. These countries may also be sensitive to world commodity prices and vulnerable to recession in other countries. While some Pacific region countries have experienced rapid growth, many countries have immature financial sectors, economic problems or archaic legal systems. Pacific region economies have experienced significant difficulties in recent years. Some of these difficulties include substantial declines in the value of currencies, gross domestic product and corporate earnings, political turmoil and stock market volatility. In 1997, a significant drop in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. Most of the area's stock markets fell dramatically in reaction to these events. Consumer demand in these countries has been weak due to a general reduction in global growth. Interest rates and inflation have also increased in many of these countries.

   No FDIC Guarantee. An investment in your Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price which includes the underlying value of the Securities, the initial sales charge, and cash, if any, in the Income and Capital Accounts. The "Fee Table" describes the sales charges in detail. If any deferred sales charge payment date is not a business day, we will charge the payment on the next business day. If you purchase Units after the initial deferred sales charge payment, you will only pay that portion of the payments not yet collected. A portion of the Public Offering Price includes an amount of Securities to pay for all or a portion of the costs incurred in establishing your Portfolio, including the cost of preparing documents relating to the Portfolio (such as the prospectus, trust agreement and closing documents, federal and state registration fees, the initial fees and expenses of the Trustee and legal and audit expenses). Beginning on February 10, 2002, the secondary market sales charge for the Series B and Great International Firms Portfolios will be 4.50% and will not include deferred payments. The sales charge for the Series B and Great International Firms Portfolios will reduce by 0.5% on each subsequent May 15 to a minimum of 3.00%. The initial offering period sales charge is reduced as follows:

                                                Great
                             Focus          International
                            Value &            Firms &
                           Series A           Series B
       Transaction         Portfolio          Portfolio
         Amount*         Sales Charge       Sales Charge
     --------------     --------------     --------------
Less than $50,000             2.95%            4.50%
$50,000 - $99,999             2.70             4.25
$100,000 - $249,999           2.50             4.00
$250,000 - $499,999           2.25             3.50
$500,000 - $999,999           2.00             2.50
$1,000,000 or more            1.50             1.50

---------------
*The breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor.

   Any sales charge reduction is the responsibility of the selling broker, dealer or agent. An investor may aggregate purchases of Units of the Portfolios for purposes of qualifying for volume purchase discounts listed above. The reduced sales charge structure will also apply on all purchases by the same person from any one dealer of units of Van Kampen-sponsored unit investment trusts which are being offered in the initial offering period (a) on any one day (the "Initial Purchase Date") or (b) on any day subsequent to the Initial Purchase Date if the units purchased are of a unit investment trust purchased on the Initial Purchase Date. In the event units of more than one trust are purchased on the Initial Purchase Date, the aggregate dollar amount of such purchases will be used to determine whether purchasers are eligible for a reduced sales charge. Such aggregate dollar amount will be divided by the public offering price per unit of each respective trust purchased to determine the total number of units which such amount could have purchased of each individual trust. Purchasers must then consult the applicable trust's prospectus to determine whether the total number of units which could have been purchased of a specific trust would have qualified for a reduced sales charge and the amount of such reduction. To determine the applicable sales charge reduction it is necessary to accumulate all purchases made on the Initial Purchase Date and all purchases made in accordance with (b) above. Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser ("immediate family members") will be deemed to be additional purchases by the purchaser for the purposes of calculating the applicable sales charge. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for one or more trust estate or fiduciary accounts. If you purchase Units on more than one day to achieve the discounts described in this paragraph, the discount allowed on any single day will apply only to Units purchased on that day (a retroactive discount is not given on all prior purchases).

   A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the deferred sales charge that is retained by the Sponsor. Please refer to the section called "Wrap Fee and Advisory Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

   During the initial offering period of the Portfolios offered in this prospectus, unitholders of any Van Kampen-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase Units of all Portfolios offered in this prospectus at the Public Offering Price per Unit less 1%.

   Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Van Kampen Funds Inc. and its affiliates, dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

   Your Portfolio will charge the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the sales charge you must pay is less than the applicable deferred sales charge, you will be credited the difference between your sales charge and the deferred sales charge at the time you buy your Units. If you elect to have distributions reinvested into additional Units of your Portfolio, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value sufficient to cover the amount of any remaining deferred sales charge to be collected on such Units at the time of reinvestment. The dollar value of these Units will fluctuate over time.

   The minimum purchase is 100 Units (25 Units for retirement accounts) but may vary by selling firm. However, in connection with fully disclosed transactions with the Sponsor, the minimum purchase requirement will be that number of Units set forth in the contract between the Sponsor and the related broker or agent.


   Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in accordance with fluctuations in the prices of the underlying Securities in the Portfolios. The initial price of the Securities was determined by FT Interactive Data Corporation. The Trustee will generally determine the value of the Securities as of the Evaluation Time on each business day and will adjust the Public Offering Price of Units accordingly. This Public Offering Price will be effective for all orders received prior to the Evaluation Time on each business day. The Evaluation Time is the close of the New York Stock Exchange on each Portfolio business day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day, will be held until the next determination of price. The term "business day", as used herein and under "Rights of Unitholders--Redemption of Units", excludes Saturdays, Sundays and holidays observed by the New York Stock Exchange. The term "business day" also excludes any day on which more than 33% of the Securities are not traded on their principal trading exchange due to a customary business holiday on that exchange.


   The aggregate underlying value of the Securities during the initial offering period is determined on each business day by the Trustee in the following manner: If the Securities are listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc., this evaluation is generally based on the closing sale prices on that exchange or market unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or market, at the closing asked prices. If the Securities are not listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc. or, if so listed and the principal market therefor is other than on the exchange or market, the evaluation shall generally be based on the current asked price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current asked prices are unavailable, the evaluation is generally determined (a) on the basis of current asked prices for comparable securities, (b) by appraising the value of the Securities on the asked side of the market or (c) by any combination of the above. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time. The value of the Securities for purposes of secondary market transactions and redemptions is described under "Rights of Unitholders--Redemption of Units". The Sponsor will provide price dissemination and oversight services to each Portfolio.

   In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities but rather the entire pool of Securities in a Portfolio, taken as a whole, which are represented by the Units.

   Unit Distribution. Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.

   The Sponsor intends to qualify Units for sale in a number of states. Brokers, dealers and others will be allowed a concession or agency commission in connection with the distribution of Units during the initial offering period as described below.

                                                 Great
                               Focus         International
                              Value &           Firms &
                             Series A          Series B
    Transaction              Portfolio         Portfolio
      Amount*               Concession        Concession
  --------------          --------------    --------------
Less than $50,000              2.25%              3.50%
$50,000 - $99,999              2.00               3.25
$100,000 - $249,999            1.75               3.00
$250,000 - $499,999            1.50               2.50
$500,000 - $999,999            1.25               1.50
$1,000,000 or more             0.75               0.75
---------------
 *The breakpoint concessions or agency commissions are also applied on a Unit basis using a breakpoint equivalent of $10 per Unit and are applied on whichever basis is more favorable to the distributor.

   In addition to the regular concession or agency commission earned by selling firms, during the initial offering period any firm that distributes 500,000 - 999,999 Units will receive additional compensation of $.005 per Unit; any firm that distributes 1,000,000 - 1,999,999 Units will receive $.01 per Unit; any firm that distributes 2,000,000 - 2,999,999 Units will receive $.015 per Unit; and any firm that distributes 3,000,000 Units or more will receive $.02 per Unit. A firm may aggregate Units of a Series A Portfolio and a Series B Portfolio of the same Portfolio type to qualify for these compensation levels but may not aggregate among different types of Portfolios.

   Any discount provided to investors will be borne by the selling dealer or agent as indicated under "General" above. For transactions involving unitholders of other Van Kampen unit investment trusts who use their redemption or termination proceeds to purchase Units of the Portfolios, the total concession or agency commission will amount to 1.30% per Unit for the Focus Value and Series A Portfolios, 2.50% per Unit for the Series B and Great International Firms Portfolios. For all secondary market transactions the total concession or agency commission will amount to 70% of the sales charge. Notwithstanding anything to the contrary herein, in no case shall the total of any concessions, agency commissions and any additional compensation allowed or paid to any broker, dealer or other distributor of Units with respect to any individual transaction exceed the total sales charge applicable to such transaction. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   Broker-dealers, banks and/or others may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying entities for certain services or activities which are primarily intended to result in sales of Units of the Portfolios. Such payments are made by the Sponsor out of its own assets, and not out of the assets of any Portfolio. These programs will not change the price Unitholders pay for their Units or the amount that a Portfolio will receive from the Units sold.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the total sales charge applicable to each transaction. Any sales charge discount provided to investors will be borne by the selling dealer or agent. In addition, the Sponsor will realize a profit or loss as a result of the difference between the price paid for the Securities by the Sponsor and the cost of the Securities to each Portfolio on the Initial Date of Deposit as well as on subsequent deposits. See "Notes to Portfolios". The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities. The Sponsor may realize profit or loss as a result of the possible fluctuations in the market value of the Securities, since all proceeds received from purchasers of Units are retained by the Sponsor. In maintaining a secondary market, the Sponsor will realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge) or from a redemption of repurchased Units at a price above or below the purchase price. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   The Sponsor or an affiliate may have participated in a public offering of one or more of the Securities. The Sponsor, an affiliate or their employees may have a long or short position in these Securities or related securities. An affiliate may act as a specialist or market maker for these Securities. An officer, director or employee of the Sponsor or an affiliate may be an officer or director for issuers of the Securities.

   Purchases and sales of Securities by your Portfolio may impact the value of the Securities. This may especially be the case during the initial offering of Units, upon Portfolio termination and in the course of satisfying large Unit redemptions. Any publication of a list of Securities, or a list of anticipated Securities, to be included in a Portfolio may also cause increased buying activity in certain Securities. Once this information becomes public, investors may purchase individual Securities appearing in such a publication and may do so during or prior to the initial offering of Units. It is possible that these investors could include investment advisory and brokerage firms of the Sponsor or its affiliates or firms that are distributing Units. This activity may cause your Portfolio to purchase stocks at a higher price than those buyers who effect purchases prior to purchases by your Portfolio.

   Market for Units. Although it is not obligated to do so, the Sponsor currently intends to maintain a market for Units and to purchase Units at the secondary market repurchase price (which is described under "Right of Unitholders--Redemption of Units"). The Sponsor may discontinue purchases of Units or discontinue purchases at this price at any time. In the event that a secondary market is not maintained, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". Unitholders should contact their broker to determine the best price for Units in the secondary market. Units sold prior to the time the entire deferred sales charge has been collected will be assessed the amount of any remaining deferred sales charge at the time of sale. The Trustee will notify the Sponsor of any tendered of Units for redemption. If the Sponsor's bid in the secondary market equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which Units would have been redeemed by the Trustee. The Sponsor may sell repurchased Units at the secondary market Public Offering Price per Unit.

RETIREMENT ACCOUNTS
--------------------------------------------------------------------------------

   Units are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for the individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The minimum purchase for these accounts is reduced to 25 Units but may vary by selling firm. The purchase of Units may be limited by the plans' provisions and does not itself establish such plans.

WRAP FEE AND ADVISORY ACCOUNTS
--------------------------------------------------------------------------------

   Units may be available for purchase by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed. You should consult your financial professional to determine whether you can benefit from these accounts. For these purchases you generally only pay the portion of the sales charge that is retained by your Portfolio's Sponsor, Van Kampen Funds Inc. For example, this table illustrates the transaction fees you will pay as a percentage of the public offering price per Unit.

                                                  Great
                                    Focus     International
                                   Value &       Firms &
                                  Series A      Series B
                                 Portfolios    Portfolios
                                 ----------    ----------
Fee paid on purchase                  0.00%          0.00%
Deferred sponsor retention            0.70           1.00
                                  ----------    ----------
     Total                            0.70%          1.00%
                                  ==========    ==========

   You should consult the "Public Offering--General" section for specific information on this and other sales charge discounts. That section governs the calculation of all sales charge discounts.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   Distributions. Dividends and any net proceeds from the sale of Securities received by a Portfolio will generally be distributed to Unitholders on each Distribution Date to Unitholders of record on the preceding Record Date. These dates are listed under "Summary of Essential Financial Information". In addition, a Portfolio structured as a "regulated investment company" for federal tax purposes will generally make required distributions at the end of each year. A person becomes a Unitholder of record on the date of settlement (generally three business days after Units are ordered). Unitholders may elect to receive distributions in cash or to have distributions reinvested into additional Units. Distributions may also be reinvested into Van Kampen mutual funds. See "Rights of Unitholders--Reinvestment Option".

   Dividends received by a Portfolio are credited to the Income Account of the Portfolio. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account. Proceeds received on the sale of any Securities, to the extent not used to meet redemptions of Units or pay deferred sales charges, fees or expenses, will be distributed to Unitholders. Proceeds received from the disposition of any Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date. Any distribution to Unitholders consists of each Unitholder's pro rate share of the available cash in the Income and Capital Accounts as of the related Record Date.

   Reinvestment Option. Unitholders may have distributions automatically reinvested in additional Units under the Automatic Reinvestment Option without a sales charge (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides) through two options, if available. Brokers and dealers can use the Dividend Reinvestment Service through Depository Trust Company or purchase the Automatic Reinvestment Option CUSIP, if available. To participate in this reinvestment option, a Unitholder must file with the Trustee a written notice of election, together with any certificate representing Units and other documentation that the Trustee may then require, at least five days prior to the related Record Date. A Unitholder's election will apply to all Units owned by the Unitholder and will remain in effect until changed by the Unitholder. If Units are unavailable for reinvestment, distributions will be paid in cash. Purchases of additional Units made pursuant to the reinvestment plan will be made at the net asset value for Units as of the Evaluation Time on the Distribution Date.

   In addition, under the Guaranteed Reinvestment Option Unitholders may elect to have distributions automatically reinvested in certain Van Kampen mutual funds (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives which differ from those of the Portfolios. The prospectus relating to each Reinvestment Fund describes its investment policies and how to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor. Purchases of shares of a Reinvestment Fund will be made at a net asset value computed on the Distribution Date. Unitholders with an existing Guaranteed Reinvestment Option account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new account which allows purchases of Reinvestment Fund shares at net asset value.

   A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing no later than five days before a distribution date. The Sponsor, each Reinvestment Fund, and its investment adviser shall have the right to suspend or terminate these reinvestment plans at any time.

   Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286. Certificates must be tendered to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. On the seventh day following the tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received by the Trustee after the Evaluation Time or on a day which is not a Portfolio business day, the date of tender is deemed to be the next business day.

   Unitholders tendering 1,000 or more Units of a Portfolio (or such higher amount as may be required by your broker-dealer or selling agent) for redemption may request an in kind distribution of Securities equal to the Redemption Price per Unit on the date of tender. Unitholders may not request an in kind distribution during the five business days prior to a Portfolio's termination. Portfolios generally do not offer in kind distributions of portfolio securities that are held in foreign markets. An in kind distribution will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional shares will be distributed in cash. The Trustee may adjust the number of shares of any Security included in a Unitholder's in kind distribution to facilitate the distribution of whole shares.

   The Trustee may sell Securities to satisfy Unit redemptions. To the extent that Securities are redeemed in kind or sold, the size of a Portfolio will be, and the diversity of a Portfolio may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an in kind distribution. See "Taxation".

   The Redemption Price per Unit and the secondary market repurchase price per Unit are equal to the pro rate share of each Unit in each Portfolio determined on the basis of (i) the cash on hand in the Portfolio, (ii) the value of the Securities in the Portfolio and (iii) dividends receivable on the Securities in the Portfolio trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Portfolio, (b) the accrued expenses of the Portfolio and (c) any unpaid deferred sales charge payments. During the initial offering period, the redemption price and the secondary market repurchase price will also include estimated organizational costs. For these purposes, the Trustee may determine the value of the Securities in the following manner: If the Securities are listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc., this evaluation is generally based on the closing sale prices on that exchange or market (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or market, at the closing bid prices. If the Securities are not so listed or, if so listed and the principal market therefor is other than on the exchange or market, the evaluation may be based on the current bid price on the over-the-counter market. If current bid prices are unavailable or inappropriate, the evaluation may be determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the Securities on the bid side of the market or (c) by any combination of the above. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time.

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for other periods as the SEC may permit.

   Certificates. Ownership of Units is evidenced in book entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, and certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guarantee program accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Fractional certificates will not be issued. The Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   Reports Provided. Unitholders will receive a statement of dividends and other amounts received by a Portfolio for each distribution. Within a reasonable time after the end of each year, each person who was a Unitholder during that year will receive a statement describing dividends and capital received, actual Portfolio distributions, Portfolio expenses, a list of the Securities and other Portfolio information. Unitholders may obtain Portfolio evaluations of the Securities upon request.

PORTFOLIO ADMINISTRATION
--------------------------------------------------------------------------------

   Portfolio Administration. The Portfolios are not managed funds and, except as provided in the Trust Agreement, Securities generally will not be sold or replaced. The Sponsor may, however, direct that Securities be sold in certain limited circumstances to protect the Portfolio based on advice from the Supervisor. These situations may include events such as the issuer having defaulted on payment of any of its outstanding obligations or the price of a Security has declined to such an extent or other credit factors exist so that in the opinion of the Sponsor retention of the Security would be detrimental to the Portfolio. If a public tender offer has been made for a Security or a merger or acquisition has been announced affecting a Security, the Trustee may either sell the Security or accept a tender offer for cash if the Supervisor determines that the sale or tender is in the best interest of Unitholders. The Trustee will distribute any cash proceeds to Unitholders. In addition, the Trustee may sell Securities to redeem Units or pay Portfolio expenses or deferred sales charges. If securities or property are acquired by a Portfolio, the Sponsor may direct the Trustee to sell the securities or property and distribute the proceeds to Unitholders or to accept the securities or property for deposit in the Portfolio. Should any contract for the purchase of any of the Securities fail, the Sponsor will (unless substantially all of the moneys held in the Portfolio to cover the purchase are reinvested in substitute Securities in accordance with the Trust Agreement) refund the cash and sales charge attributable to the failed contract to all Unitholders on or before the next distribution date.

   With respect to the Great International Firms Portfolio only, the Sponsor may direct the reinvestment of proceeds of the sale of Securities if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the Securities detrimental to the Portfolio. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the Portfolio on the Initial Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that the Portfolio continues to satisfy the qualifications of a regulated investment company and to avoid imposition of tax on undistributed income of the Portfolio.

   When your Portfolio sells Securities, the composition and diversity of the Securities in the Portfolio may be altered. In order to obtain the best price for a Portfolio, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. In effecting purchases and sales of a Portfolio's securities, the Sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the Portfolios, the Sponsor or dealers participating in the offering of Units. In addition, in selecting among firms to handle a particular transaction, the Sponsor may take into account whether the firm has sold or is selling units of unit investment trusts which it sponsors.

   Amendment of the Trust Agreement. The Trustee and the Sponsor may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or permit acquisition of securities in addition to or substitution for the Securities (except as provided in the Trust Agreement). The Trustee will notify Unitholders of any amendment.

   Termination. Each Portfolio will terminate on the Mandatory Termination Date or upon the sale or other disposition of the last Security held in the Portfolio. A Portfolio may be terminated at any time with consent of Unitholders representing two-thirds of the outstanding Units or by the Trustee when the value of the Portfolio is less than $500,000 ($3,000,000 if the value of the Portfolio has exceeded $15,000,000) (the "Minimum Termination Value"). Unitholders will be notified of any termination. The Trustee may begin to sell Securities in connection with a Portfolio termination nine business days before, and no later than, the Mandatory Termination Date. Approximately thirty days before this date, the Trustee will notify Unitholders of the termination and provide a form enabling qualified Unitholders to elect an in kind distribution of Securities. See "Rights of Unitholders--Redemption of Units". This form must be returned at least five business days prior to the Mandatory Termination Date. Unitholders will receive a final cash distribution within a reasonable time after the Mandatory Termination Date. All distributions will be net of Portfolio expenses and costs. Unitholders will receive a final distribution statement following termination. The Information Supplement contains further information regarding termination of the Portfolios. See "Additional Information".

   Limitations on Liabilities. The Sponsor, Supervisor and Trustee are under no liability for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee is not liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and is not liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or other governmental charges imposed on the Securities, on it as Trustee under the Trust Agreement or on a Portfolio which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Sponsor and Supervisor may rely on any evaluation furnished by the Trustee and have no responsibility for the accuracy thereof. Determinations by the Trustee shall be made in good faith upon the basis of the best information available to it.

   Sponsor. Van Kampen Funds Inc. is the Sponsor of your Portfolio. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Sponsor has its principal offices at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. As of November 30, 2000, the total stockholders' equity of Van Kampen Funds Inc. was $161,761,917 (audited). Van Kampen Funds Inc. and your Portfolio have adopted a code of ethics requiring Van Kampen's employees who have access to information on Portfolio transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Portfolio. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Portfolios as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Performance Information. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Portfolios and returns over specified time periods on other similar Van Kampen trusts (which may show performance net of expenses and charges which the Portfolios would have charged) with returns on other taxable investments such as the common stocks comprising the Dow Jones Industrial Average, the S&P 500, other investment indices, corporate or U.S. government bonds, bank CDs, money market accounts or money market funds, or with performance data from Lipper Analytical Services, Inc., Morningstar Publications, Inc. or various publications, each of which has characteristics that may differ from those of the Portfolios. Information on percentage changes in the dollar value of Units may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Unitholders. Total return figures may not be averaged and may not reflect deduction of the sales charge, which would decrease return. No provision is made for any income taxes payable. Past performance may not be indicative of future results. The Portfolios are not managed and Unit price and return fluctuate with the value of common stocks in the portfolios, so there may be a gain or loss when Units are sold. As with other performance data, performance comparisons should not be considered representative of a Portfolio's relative performance for any future period.

   Style and Market Capitalization. A balanced investment portfolio incorporates various style and market capitalization characteristics. We offer unit trusts with a variety of styles and capitalizations to meet your needs. A Portfolio is not a balanced investment portfolio itself and should not be your only investment. From time to time in advertising and sales materials we may utilize investment style and market capitalization categories to assist in determining the investment category that a Portfolio might fill within an investor's overall investment portfolio. Investors should note that investment style and market capitalization are not used in selecting the stocks for a Portfolio.

   We determine the style characteristics (growth or value) based on the types of stocks in a Portfolio. Generally, a growth portfolio includes companies in a growth phase of their business with increasing earnings. A value portfolio generally includes companies with low relative price-earnings ratios that we believe are undervalued. We generally determine the market capitalization based on the weighted median market capitalization of a Portfolio. Investment style and capitalization characteristics will vary over time. We will not remove a Security from a Portfolio as a result of any change in characteristics.

TAXATION
--------------------------------------------------------------------------------

Great International Firms Portfolio

   The Great International Firms Portfolio (the "RIC") intends to elect and qualify on a continuing basis for special federal income tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If the RIC so qualifies and timely distributes to Unitholders 90% or more of its taxable income (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to Unitholders. In addition, to the extent the RIC timely distributes to Unitholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." Because the RIC intends to timely distribute its taxable income (including any net capital gain), it is anticipated that the RIC will not be subject to federal income tax or the excise tax.

   Distributions to Unitholders of the RIC's taxable income, other than distributions which are designated as capital gain dividends, will be taxable as ordinary income to Unitholders, except that to the extent that distributions to a Unitholder in any year exceed the RIC's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the Unitholder's basis in his Units and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Units as discussed below.

   Although distributions generally will be treated as distributed when paid, distributions declared in October, November or December payable to Unitholders of record on a specified date in one of those months and paid during January of the following year will be treated as having been distributed by the RIC (and received by the Unitholder) on December 31 of the year such distributions are declared.

   Distributions of the RIC's net capital gain which are properly designated as capital gain dividends by the RIC will be taxable to Unitholders as long-term capital gain, regardless of the length of time the Units have been held by a Unitholder. A Unitholder may recognize a taxable gain or loss if the Unitholder sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will generally be a capital gain or loss, except in the case of a dealer or a financial institution. The Code may, however, treat certain capital gains as ordinary income in special situations. For taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). However, for tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property the holding period for which is more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a Unitholder holds Units for six months or less and subsequently sells such Units at a loss, the loss will be treated as a long-term capital loss to the extent that any long-term capital gain distribution is made with respect to such Units during the six-month period or less that the Unitholder owns the Units.

   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions". Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units. The Code includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period.

   Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the RIC is deferred. The income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge.

   Distributions which are taxable as ordinary income to Unitholders will constitute dividends for federal income tax purposes. When Units are held by corporate Unitholders, Portfolio distributions may qualify for the 70% dividends received deduction, subject to limitations otherwise applicable to the availability of the deduction, to the extent the distribution is attributable to dividends received by the RIC from United States corporations (other than Real Estate Investment Trusts) and is designated by the Portfolio as being eligible for such deduction. The RIC may not designate the period of a distribution attribuatable to dividends received from foreign corporations as being eligible for the dividends received deduction, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. The RIC will provide each Unitholder with information annually concerning what part of the RIC distributions are eligible for the dividends received deduction.

   Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Portfolio so long as the Units are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the Units in a RIC are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other noncorporate) Unitholders in excess of the distributions received from the RIC.

   Distributions reinvested into additional Units of the RIC will be taxed to a Unitholder in the manner described above (i.e., as ordinary income, long-term capital gain or as a return of capital).

   Under certain circumstances a Unitholder may be able to request an in kind distribution upon redemption of Units or termination of the Portfolio. Unitholders electing an in kind distribution of shares of Securities should be aware that the exchange is subject to taxation and Unitholders will recognize gain or loss (subject to various nonrecognition provisions of the Code) based on the value of the Securities received. Investors electing an in kind distribution should consult their own tax advisors with regard to such transaction.

   The federal tax status of each year's distributions will be reported to Unitholders and to the Internal Revenue Service. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the RIC to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding.

   The foregoing discussion relates only to the federal income tax status of the RIC and to the tax treatment of distributions by the RIC to United States Unitholders.

   A Unitholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the RIC which constitute dividends for Federal income tax purposes (other than dividends which the RIC designates as capital gain dividends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from the RIC that are designated by the RIC as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and
(iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8BEN which must be filed with the Trustee and refiled every three calendar years thereafter). The Internal Revnue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units. Units in the RIC and RIC distributions may also be subject to state and local taxation and Unitholders should consult their tax advisers in this regard.

All Other Portfolios

   The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units of all Portfolios other than the Great International Firms Portfolio. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code")). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Grantor Trusts. For purposes of the following discussion and opinion, it is assumed that each Security in the Grantor Trusts is equity for federal income tax purposes.

   In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

   1. The Grantor Trusts is not an associations taxable as a corporations for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of the applicable Grantor Trust under the Code; and the income of each Grantor Trust will be treated as income of the Unitholders thereof under the Code. An item of income will have the same character in the hands of the Unitholder as it would have in the hands of the Grantor Trust. Each Unitholder will be considered to have received his pro rata share of income derived from each Security when such income is considered to be received by the Grantor Trust.

   2. Each Unitholder will be considered to have received all of the dividends paid on his or her pro rata portion of each Security when such dividends are considered to be received by the Grantor Trust regardless of whether such dividends are used to pay a portion of a deferred sales charge. Unitholders will be taxed in this manner regardless of whether distributions from the Grantor Trust are actually received by the Unitholder or are automatically reinvested.

   3. Each Unitholder will have a taxable event when a Grantor Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in kind distribution of stock is received by such Unitholder as described below). The price a Unitholder pays for his Units, generally including sales charges, is allocated among his pro rata portion of each Security held by a Grantor Trust (in proportion to the fair market values thereof on the valuation date nearest the date the Unitholder purchase his Units) in order to determine his initial tax basis for his pro rata portion of each Security held by a Grantor Trust. Unitholders should consult their own tax advisers with regard to calculation of basis. For federal income tax purposes, a Unitholder's pro rata portion of dividends as defined by Section 316 of the Code paid by a corporation with respect to a Security held by a Grantor Trust are taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits". A Unitholder's pro rata portion of dividends paid on such Security which exceeds such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his Units.

   4. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by a Grantor Trust will generally be considered a capital gain, except in the case of a dealer or a financial institution. A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by a Grantor Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unitholders should consult their tax advisers regarding the recognition of such capital gains and losses for federal income tax purposes.

   Deferred Sales Charge. Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Grantor Trusts is deferred. The income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge. Unitholders should consult their own tax advisers as to the income tax consequences of the deferred sales charge.

   Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by a Grantor Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Securities paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation.

   To the extent dividends received by a Grantor Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. Unitholders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.

   Limitations on Deductibility of Portfolio Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by a Grantor Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. As a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of a Grantor Trust as miscellaneous itemized deductions subject to this limitation. Unitholders should consult with their own tax advisers regarding the deductibility of Grantor Trust expenses.

   Recognition of Taxable Gain or Loss Upon Disposition of Securities by the Portfolio or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when a Security is disposed of by a Grantor Trust or if the Unitholder disposes of a Unit. For taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

   For tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property the holding period for which is more than five years. Due to the length of a Series A Portfolio's life, the reduction in the capital gains rate for property held for more than five years could only possibly apply to your interest in the Securities of a Series A Portfolio if you are eligible for and elect to receive an in kind distribution at redemption or termination.

   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions". Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

   If a Unitholder disposes of a Unit he is deemed thereby to have disposed of his entire pro rata interest in all assets of a Grantor Trust including his pro rata portion of all Securities represented by a Unit.

   The Code includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not of loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.

   Special Tax Consequences of In Kind Distributions Upon Redemption of Units or Termination of a Portfolio. As discussed in "Rights of Unitholders--Redemption of Units", under certain circumstances a Unitholder tendering Units for redemption may request an in kind distribution. A Unitholder may also under certain circumstances request an in kind distribution upon the termination of a Grantor Trust. See "Rights of Unitholders--Redemption of Units. As previously discussed, prior to the redemption of Units or the termination of a Grantor Trust, a Unitholder is considered as owning a pro rata portion of each of a Grantor Trust's assets for federal income tax purposes. The receipt of an in kind distribution will result in a Unitholder receiving whole shares of stock plus, possibly, cash.

   The potential tax consequences that may occur under an in kind distribution with respect to each Security held by a Grantor Trust will depend on whether or not a Unitholder receives cash in addition to Securities. A "Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Securities in exchange for his or her pro rata portion in the Securities held by a Grantor Trust. However, if a Unitholder also receives cash in exchange for a fractional share of such Security held by a Grantor Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of a Security held by the Grantor Trust.

   Because the Grantor Trusts will own many Securities, a Unitholder who requests an in kind distribution will have to analyze the tax consequences with respect to each Security owned by the Grantor Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by a Grantor Trust. Unitholders who request an in kind distribution are advised to consult their tax advisers in this regard.

   Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax basis in his Units will generally equal the price paid by such Unitholder for his Units, generally including sales charges. The cost of the Units is allocated among the Securities held in a Grantor Trust in accordance with the proportion of the fair market values of such Securities on the valuation date nearest the date the Units are purchased in order to determine such Unitholder's tax basis for his pro rata portion of each Security.

   A Unitholder's tax basis in his Units and his pro rata portion of a Security held by a Grantor Trust will be reduced to the extent dividends paid with respect to such Security are received by the Grantor Trust which are not taxable as ordinary income as described above.

   Other Matters. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Grantor Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by a Grantor Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.

   In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporations for a three-year period ending with the close of its taxable year preceding payment was effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. The Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from a Grantor Trust.

   It should be noted that payments to a Grantor Trust of dividends on Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Grantor Trust. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. The 1997 Tax Act imposes a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.

   At the termination of a Grantor Trust, the Trustee will furnish to each Unitholder of the Grantor Trust a statement containing information relating to the dividends received by the Grantor Trust on the Securities, the gross proceeds received by the Grantor Trust from the disposition of any Security (resulting from redemption or the sale of any Security), and the fees and expenses paid by the Grantor Trust. The Trustee will also furnish annual information returns to Unitholders and to the Internal Revenue Service.

   In the opinion of special counsel to the Portfolios for New York tax matters, the Portfolio is not an associations taxable as corporations and the income of the Grantor Trusts will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.

   The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholders") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit of a Grantor Trust that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable. Unitholders should consult their tax advisers regarding potential foreign, state or local taxation with respect to the Units.

PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------

   General. The fees and expenses of your portfolio will accrue on a daily basis. The deferred sales charge, fees and expenses are generally paid out of the Capital Account of your Portfolio (Income Account for the Great International Firms Portfolio). It is expected that Securities will be sold to pay these amounts which will result in capital gains or losses to Unitholders. See "Taxation". The Sponsor's, Supervisor's, and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index or, if this category is not published, in a comparable category.

   Organization Costs. You and the other Unitholders will bear all or a portion of the organization costs and charges incurred in connection with the establishment of your Portfolio. These costs and charges will include the cost of the preparation, printing and execution of the trust agreement, registration statement and other documents relating to your Portfolio, federal and state registration fees and costs, the initial fees and expenses of the Trustee and legal and auditing expenses. The public offering price of Units includes the estimated amount of these costs. The Trustee will deduct these expenses from your Portfolio's assets at the end of the initial offering period.

   Trustee's Fee. For its services the Trustee will receive the fee from your Portfolio set forth in the "Fee Table" (which includes the estimated amount of miscellaneous Portfolio expenses). The Trustee benefits to the extent there are funds in the Capital and Income Accounts since these Accounts are non-interest bearing to Unitholders and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to your Portfolio is expected to result from the use of these funds.

   Compensation of Sponsor and Supervisor. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fee for providing bookkeeping and administrative services and portfolio supervisory services set forth in the "Fee Table". These fees may exceed the actual costs of providing these services to your Portfolio but at no time will the total amount received for these services rendered to all Van Kampen unit investment trusts in any calendar year exceed the aggregate cost of providing these services in that year.

    Miscellaneous Expenses. The following additional charges are or may be incurred by your Portfolio: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Portfolio, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Portfolio and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Portfolio without negligence, bad faith or wilful misconduct on its part, (g) foreign custodial and transaction fees, (h) costs associated with liquidating the securities held in the Portfolio, (i) any offering costs incurred after the end of the initial offering period and (j) expenditures incurred in contacting Unitholders upon termination of the Portfolio. Each Portfolio may pay the expenses of updating its registration statement each year.

OTHER MATTERS
--------------------------------------------------------------------------------

   Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and as special counsel for New York tax matters.

   Independent Certified Public Accountants. The statements of condition and the related portfolios included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This Prospectus does not contain all the information set forth in the Registration Statement filed by your Portfolio with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the Securities, investment risks and general information about your Portfolio. Information about your Portfolio (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                    TABLE OF CONTENTS

        Title                                    Page

   Summary of Essential Financial Information..     2

   Fee Table...................................     3

   Biotechnology & Pharmaceutical Portfolios...     4

   Focus Value Portfolio.......................     7

   Great International Firms Portfolio.........    10

   Internet Portfolios.........................    12

   Morgan Stanley Consumer

      IndexSM Portfolios.......................    15

   Morgan Stanley High-Technology 35
      IndexSM Portfolios.......................    18

   Semiconductor Portfolio.....................    21

   Tele-Global Portfolios......................    23

   Notes to Portfolios.........................    26

   The Securities..............................    27

   Report of Independent Certified
      Public Accountants.......................    53

   Statements of Condition ....................    54

   The Portfolios..............................   A-1

   Objectives and Securities Selection.........   A-1

   Risk Factors................................   A-2

   Public Offering.............................   A-5

   Retirement Accounts.........................   A-9

   Wrap Fee and Advisory Accounts..............   A-9

   Rights of Unitholders.......................  A-10

   Portfolio Administration....................  A-12

   Taxation....................................  A-14

   Portfolio Operating Expenses................  A-20

   Other Matters...............................  A-21

   Additional Information......................  A-21
--------------
When Units of the Portfolios are no longer available this prospectus may be used as a preliminary prospectus for a future Portfolio. If this prospectus is used for future Portfolios you should note the following:

The information in this prospectus is not complete with respect to future Portfolio series and may be changed. No person may sell Units of future Portfolios until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell Units and is not soliciting an offer to buy Units in any state where the offer or sale is not permitted.


                                                                       EMSPRO288

                                                                          #36692
                                                                          #37623
                                                                          #36685
                                                                          #36661
                                                                          #37749
                                                                          #37247
                                                                          #36679
                                                                          #36676

                                   PROSPECTUS
--------------------------------------------------------------------------------
                                  MAY 15, 2001

                                   Van Kampen
                              Focus Portfolios(SM)
                       A Division of Van Kampen Funds Inc.


      Biotechnology & Pharmaceutical
         Portfolio, Series 15A

      Biotechnology & Pharmaceutical
         Portfolio, Series 15B

      Focus Value Portfolio, Series 1

      Great International Firms Portfolio, Series 17

      Internet Portfolio, Series 29A
      Internet Portfolio, Series 29B

      Morgan Stanley Consumer
         IndexSM Portfolio, Series 2A

      Morgan Stanley Consumer
         IndexSM Portfolio, Series 2B

      Morgan Stanley High-Technology 35
         IndexSM Portfolio, Series 21A
      Morgan Stanley High-Technology 35
         IndexSM Portfolio, Series 21B

      Semiconductor Portfolio, Series 7A

      Tele-Global Portfolio, Series 15A
      Tele-Global Portfolio, Series 15B




                              Van Kampen Funds Inc.
                                1 Parkview Plaza
                                  P.O. Box 5555
                      Oakbrook Terrace, Illinois 60181-5555



              Please retain this prospectus for future reference.





                                   Van Kampen
                             Information Supplement


                     Van Kampen Focus Portfolios, Series 288


--------------------------------------------------------------------------------
     This Information Supplement provides additional information concerning the risks and operations of the Portfolio which is not described in the Prospectus. This Information Supplement should be read in conjunction with the Prospectus. This Information Supplement is not a prospectus, does not include all of the information that an investor should consider before investing in a Portfolio and may not be used to offer or sell Units without the Prospectus. Copies of the Prospectus can be obtained by contacting the Sponsor at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of the Prospectus and all capitalized terms have been defined in the Prospectus.

                                Table of Contents

                                                                  Page

        Risk Factors                                                 2
        The Portfolios                                               5
        Sponsor Information                                          6
        Trustee Information                                          7
        Portfolio Termination                                        7


RISK FACTORS

     Price Volatility. Because the Portfolios invest in common stocks of U.S. and foreign companies, you should understand the risks of investing in common stocks before purchasing Units. These risks include the risk that the financial condition of the company or the general condition of the stock market may worsen and the value of the stocks (and therefore Units) will fall. Common stocks are especially susceptible to general stock market movements. The value of common stocks often rises or falls rapidly and unpredictably as market confidence and perceptions of companies change. These perceptions are based on factors including expectations regarding government economic policies, inflation, interest rates, economic expansion or contraction, political climates and economic or banking crises. The value of Units will fluctuate with the value of the stocks in a Portfolio and may be more or less than the price you originally paid for your Units. As with any investment, we cannot guarantee that the performance of a Portfolio will be positive over any period of time. Because the Portfolios are unmanaged, the Trustee will not sell stocks in response to market fluctuations as is common in managed investments. In addition, because some Portfolios hold a relatively small number of stocks, you may encounter greater market risk than in a more diversified investment.

     Dividends. Common stocks represent ownership interests in a company and are not obligations of the company. Accordingly, common stockholders have a right to receive payments from the company that is subordinate to the rights of creditors, bondholders or preferred stockholders of the company. This means that common stockholders have a right to receive dividends only if a company's board of directors declares a dividend and the company has provided for payment of all of its creditors, bondholders and preferred stockholders. If a company issues additional debt securities or preferred stock, the owners of these securities will have a claim against the company's assets before common stockholders if the company declares bankruptcy or liquidates its assets even though the common stock was issued first. As a result, the company may be less willing or able to declare or pay dividends on its common stock.

     Foreign Stocks. Because certain Portfolios invest in foreign common stocks, they involve additional risks that differ from an investment in domestic stocks. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers. With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of a Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, industrial foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

     Foreign Currencies. Certain Portfolios also involve the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks. For example, if a foreign stock rose 10% in price but the U.S. dollar gained 5% against the related foreign currency, a U.S. investor's return would be reduced to about 5%. This is because the foreign currency would "buy" fewer dollars or, conversely, a dollar would buy more of the foreign currency. Many foreign currencies have fluctuated widely against the U.S. dollar for a variety of reasons such as supply and demand of the currency, investor perceptions of world or country economies, political instability, currency speculation by institutional investors, changes in government policies, buying and selling of currencies by central banks of countries, trade balances and changes in interest rates. A Portfolio's foreign currency transactions will be conducted with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. These dealers realize a profit based on the difference between the price at which they buy the currency (bid price) and the price at which they sell the currency (offer price). The Trustee will estimate the currency exchange rates based on current activity in the related currency exchange markets, however, due to the volatility of the markets and other factors, the estimated rates may not be indicative of the rate a Portfolio might obtain had the Trustee sold the currency in the market at that time.

     Liquidity. Whether or not the stocks in a Portfolio are listed on a stock exchange, the stocks may delist from the exchange or principally trade in an over-the-counter market. As a result, the existence of a liquid trading market could depend on whether dealers will make a market in the stocks. We cannot guarantee that dealers will maintain a market or that any market will be liquid. The value of the stocks could fall if trading markets are limited or absent.

     Additional Units. The Sponsor may create additional Units of a Portfolio by depositing into the Portfolio additional stocks or cash with instructions to purchase additional stocks. A cash deposit could result in a dilution of your investment and anticipated income because of fluctuations in the price of the stocks between the time of the deposit and the purchase of the stocks and because the Portfolio will pay brokerage fees.

     Voting. Only the Trustee may sell or vote the stocks in a Portfolio. While you may sell or redeem your Units, you may not sell or vote the stocks in your Portfolio. The Sponsor will instruct the Trustee how to vote the stocks. The Trustee will vote the stocks in the same general proportion as shares held by other shareholders if the Sponsor fails to provide instructions.

    Technology Issuers. Certain Portfolios are concentrated in issuers within the technology industry. A portfolio concentrated in a single industry may present more risk than a portfolio broadly diversified over several industries. These Portfolios, and therefore Unitholders, may be particularly susceptible to a negative impact resulting from adverse market conditions or other factors affecting technology issuers because any negative impact on the technology industry will not be diversified among issuers within other unrelated industries. Accordingly, an investment in Units should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.

   Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer related equipment, computer networks, communications systems, telecommunications products, electronic products, and other related products, systems and services. The market for technology products and services, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond timely to compete in the rapidly developing marketplace.

   The market for certain technology products and services may have only recently begun to develop, is rapidly evolving and is characterized by an increasing number of market entrants. Additionally, certain technology companies may have only recently commenced operations or offered equity securities to the public. Such companies are in the early stage of development and have a limited operating history on which to analyze future operating results. It is important to note that following its initial public offering a security is likely to experience substantial stock price volatility and speculative trading. Accordingly, there can be no assurance that upon redemption of Units or termination of a Portfolio a Unitholder will receive an amount greater than or equal to the Unitholder's initial investment.

   Based on trading history, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unitholder to redeem units, or roll over Units into a new trust, at a price equal to or greater than the original price paid for such Units.

   Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or and interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous and constantly developing industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies are incorporated into other related products, certain companies are often highly dependent on the performance of other computer, electronics and communications companies. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders form other customers. Similarly, the success of certain companies is tied to a relatively small concentration of products or technologies with intense competition between companies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

    Telecommunications Issuers. Because certain Portfolios are concentrated in the telecommunications industry, the value of the Units of these Portfolios may be susceptible to factors affecting the telecommunications industry. The telecommunications industry is subject to governmental regulation and the products and services of telecommunications companies may be subject to rapid obsolescence. These factors could affect the value of Units. Telephone companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered. Certain types of companies represented in a portfolio are engaged in fierce competition for a share of the market of their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility. While a portfolio concentrates on the securities of established suppliers of traditional telecommunication products and services, a Portfolio may also invest in smaller telecommunications companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater risk than large, established issuers. Such smaller companies may have limited product lines, market or financial resources, and their securities may trade less frequently and in limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

   Health Care Issuers. An investment in Units of certain Portfolios should be made with an understanding of the problems and risks inherent in the healthcare industry in general. Healthcare companies involved in advanced medical devices and instruments, drugs and biotech, managed care, hospital management/health services and medical supplies have potential risks unique to their sector of the healthcare field. These companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products or services, generic drug sales, termination of patent protection for drug or medical supply products and the risk that technological advances will render their products obsolete. The research and development costs of bringing a drug to market are substantial, and include lengthy governmental review processes with no guarantee that the product will ever come to market. Many of these companies may have losses and not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In addition, healthcare facility operators may be affected by events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs.

   Legislative proposals concerning healthcare are proposed in Congress from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of pre-paid healthcare plans. The Sponsor is unable to predict the effect of any of these proposals, if enacted, on the issuers of Securities in your Portfolio.

    Consumer Product and Retail Issuers. Certain Portfolios may invest significantly in issuers that manufacture or sell consumer products. The profitability of these companies will be affected by various factors including the general state of the economy and consumer spending trends. In the past, there have been major changes in the retail environment due to the declaration of bankruptcy by some of the major corporations involved in the retail industry, particularly the department store segment. The continued viability of the retail industry will depend on the industry's ability to adapt and to compete in changing economic and social conditions, to attract and retain capable management, and to finance expansion. Weakness in the banking or real estate industry, a recessionary economic climate with the consequent slowdown in employment growth, less favorable trends in unemployment or a marked deceleration in real disposable personal income growth could result in significant pressure on both consumer wealth and consumer confidence, adversely affecting consumer spending habits. In addition, competitiveness of the retail industry will require large capital outlays for investment in the installation of automated checkout equipment to control inventory, to track the sale of individual items and to gauge the success of sales campaigns. Increasing employee and retiree benefit costs may also have an adverse effect on the industry. In many sectors of the retail industry, competition may be fierce due to market saturation, converging consumer tastes and other factors. Because of these factors and the recent increase in trade opportunities with other countries, American retailers are now entering global markets which entail added risks such as sudden weakening of foreign economies, difficulty in adapting to local conditions and constraints and added research costs.

THE PORTFOLIOS

     Investors should note that the selection criteria were applied to the Securities for inclusion in the Portfolios prior to the Initial Date of Deposit. Should a Security no longer meet the criteria used for selection for a Portfolio, such Security will not as a result thereof be removed from a Portfolio.

   The Morgan Stanley Indices. The Morgan Stanley indices (the "Indices") are the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley and has been licensed for use by the Portfolios and Van Kampen Funds Inc.

   This fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the Indices to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Indices which are determined, composed and calculated by Morgan Stanley without regard to the issuer of this fund or this fund. Morgan Stanley has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the Indices. Morgan Stanley is not responsible for and has not participated in the determination of or the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which Units of this fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

   ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR INFORMATION

   Van Kampen Funds Inc. is the Sponsor of the Portfolios. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Sponsor is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

   Morgan Stanley Dean Witter & Co. is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Van Kampen is one of the nation's largest investment management companies, with more than $81 billion in assets under management or supervision as of March 31, 2001. With roots in money management dating back to 1927, Van Kampen has helped more than four generations of investors achieve their financial goals. As of November 30, 2000, the total stockholders' equity of Van Kampen Funds Inc. was $161,761,917 (audited). Van Kampen Funds Inc. and your Portfolio have adopted a code of ethics requiring Van Kampen's employees who have access to information on Portfolio transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Portfolio. (This paragraph relates only to the Sponsor and not to the Portfolios or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Portfolios as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

TRUSTEE INFORMATION

     The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Portfolios.

     In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for each Portfolio. Such records shall include the name and address of, and the number of Units of each Portfolio held by, every Unitholder. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in each Portfolio.

     Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

     Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

PORTFOLIO TERMINATION

     A Portfolio may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Units of such Portfolio then outstanding or by the Trustee when the value of the Securities owned by a Portfolio, as shown by any evaluation, is less than $500,000 ($3,000,000 if the value of the Portfolio has exceeded $15,000,000). A Portfolio will be liquidated by the Trustee in the event that a sufficient number of Units of such Portfolio not yet sold are tendered for redemption by the Sponsor, so that the net worth of such Portfolio would be reduced to less than 40% of the value of the Securities at the time they were deposited in such Portfolio. If a Portfolio is liquidated because of the redemption of unsold Units by the Sponsor, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date.

     Commencing during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date, Securities will begin to be sold in connection with the termination of the Portfolios. The Sponsor will determine the manner, timing and execution of the sales of the Securities. The Sponsor shall direct the liquidation of the Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Sponsor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice of any termination to all Unitholders of the appropriate Portfolio and will include with such notice a form to enable qualified Unitholders to request an in kind distribution of the U.S.-traded equity securities. To be effective, this request must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. On the Mandatory Termination Date (or on the prior business day if a holiday) the Trustee will deliver each requesting Unitholder's pro rata number of whole shares of the U.S.-traded equity securities in a Portfolio to the account of the broker-dealer or bank designated by the Unitholder at Depository Trust Company. The value of the Unitholder's fractional shares of the securities will be paid in cash. Unitholders who do not, or who are not qualified to, request an in kind distribution will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. Regardless of the distribution involved, the Trustee will deduct from the funds of the appropriate Portfolio any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in a Portfolio upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder of each Portfolio his pro rata share of the balance of the Income and Capital Accounts of such Portfolio.

     Within 60 days of the final distribution Unitholders will be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.